 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 30, 2002
                                                     REGISTRATION NOS. 333-74337
                                                                       811-9259
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                   [X]
                           PRE-EFFECTIVE AMENDMENT NO.                     [ ]
                         POST-EFFECTIVE AMENDMENT NO. 3                    [X]
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940
                                 AMENDMENT NO. 4                           [X]

                             ---------------------

                     MORGAN STANLEY TOTAL MARKET INDEX FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
        FORMERLY NAMED MORGAN STANLEY DEAN WITTER TOTAL MARKET INDEX FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              ---------------------

                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                              ---------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

  As soon as practicable after this Post-Effective Amendment becomes effective.

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

             [ ]  immediately upon filing pursuant to paragraph (b)
             [X]  on September 30, 2002 pursuant to paragraph (b)
             [ ]  60 days after filing pursuant to paragraph (a)
             [ ]  on (date) pursuant to paragraph (a) of rule 485.

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
================================================================================

                                                           [MORGAN STANLEY LOGO]


Morgan Stanley Total Market Index Fund

A mutual fund that seeks to provide
investment results that, before
expenses, correspond to the total                 [GRAPHIC OMITTED]
return of the U.S. stock market as
measured by the Wilshire 5000 Total
Market Index



                                                 Prospectus | September 30, 2002



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

The Fund                    INVESTMENT OBJECTIVE ............................. 1

                            PRINCIPAL INVESTMENT STRATEGIES .................. 1

                            PRINCIPAL RISKS .................................. 2

                            PAST PERFORMANCE ................................. 3

                            FEES AND EXPENSES ................................ 4

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ....... 5

                            ADDITIONAL RISK INFORMATION ...................... 6

                            FUND MANAGEMENT .................................. 6


Shareholder Information     PRICING FUND SHARES .............................. 8

                            HOW TO BUY SHARES ................................ 8

                            HOW TO EXCHANGE SHARES .......................... 10

                            HOW TO SELL SHARES .............................. 11

                            DISTRIBUTIONS ................................... 13

                            TAX CONSEQUENCES ................................ 14

                            SHARE CLASS ARRANGEMENTS ........................ 15

Financial Highlights        ................................................. 23

Morgan Stanley Funds        .................................. INSIDE BACK COVER

                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT
                            THE FUND. PLEASE READ IT CAREFULLY AND KEEP IT FOR
                            FUTURE REFERENCE.

The Fund


[GRAPHIC OMITTED]
INVESTMENT OBJECTIVE
--------------------

Morgan Stanley Total Market Index Fund seeks to provide investment results that, before expenses, correspond to the total return of the U.S. stock market as measured by the Wilshire 5000 Total Market Index.


[GRAPHIC OMITTED]
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------


The Wilshire 5000 Total Market Index consists of substantially all of the stocks which are actively traded in the U.S. (currently, more than 7,000). The Index consists of large capitalization, mid-capitalization and small capitalization stocks. Because the Index is market capitalization weighted, currently large cap stocks in the Index represent approximately two thirds of its value. The Index may include some foreign companies. The Fund will normally invest at least 80% of its assets in stocks included in the Index.


Not all stocks in the Index are purchased because of the practical difficulties and expense of purchasing and selling over 7,000 stocks. Instead, statistical sampling is used in an attempt to recreate the Index in terms of industry, size, dividend yield and other characteristics. For example, if technology stocks make up 20% of the entire market capitalization of the Index, the Fund would seek to invest approximately 20% of its assets in certain technology stocks which, in the aggregate, are believed to be representative of the technology stocks in the Index. The Fund generally expects that its portfolio will include the largest 2,500 to 3,000 U.S. stocks (measured by market capitalization).

The inclusion of a stock in the Index is in no way an endorsement by Wilshire Associates of the stock as an investment, nor is Wilshire Associates a sponsor of the Fund or in any way affiliated with it.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.


The remaining 20% of the Fund's assets may be invested in options and futures contracts. In addition, the Fund may make temporary investments in money market instruments to manage cash flows into and out of the Fund.


In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which trading or investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading or investment strategies while not using others.

[GRAPHIC OMITTED]
PRINCIPAL RISKS
---------------

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Another risk of investing in the Fund arises from its operation as an index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund's portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. The Investment Manager seeks a correlation over the long term between the Fund, before expenses, and the Index of 95% or better. A figure of 100% would indicate perfect correlation. The Fund's ability to achieve its goal may be adversely affected by changes in the composition of the Index. In addition, the Fund's ability to achieve the desired correlation will depend upon the success of the statistical sampling utilized by the Investment Manager and the Investment Manager's ability to manage cash flows (primarily from purchases and redemptions and distributions from the Fund's investments).

Other Risks. The Fund may invest in small and medium-sized companies, as well as large, more established companies. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

The Fund is also subject to other risks from its permissible investments including the risks associated with its options and futures and foreign securities investments. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]
PAST PERFORMANCE
----------------


The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 2 calendar years.
(end sidebar)



ANNUAL TOTAL RETURN -- CALENDAR YEAR

2000                -11.65%
 '01                -12.13%


The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of June 30, 2002 was -12.49%.



During the period shown in the bar chart, the highest return for a calendar quarter was 11.89% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -16.22% (quarter ended September 30, 2001).



(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
(end sidebar)



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
--------------------------------------------------------------------------------
                                                            LIFE OF FUND
                                           PAST 1 YEAR     (SINCE 9/28/99)
--------------------------------------------------------------------------------
  Class A                                     -16.09%         -5.42%
--------------------------------------------------------------------------------
  Class C                                     -13.01%         -3.88%
--------------------------------------------------------------------------------
  Class D                                     -11.30%         -2.90%
--------------------------------------------------------------------------------
  Class B -- Returns Before Taxes             -16.52%         -5.16%
--------------------------------------------------------------------------------
  Class B -- Returns After Taxes on
  Distributions(1)                            -16.52%         -5.18%
--------------------------------------------------------------------------------
  Class B -- Returns After Taxes on
  Distributions and Sale of Fund
  Shares                                      -10.06%         -4.11%
--------------------------------------------------------------------------------
  Wilshire 5000 Total Market Index(2)         -10.96%         -2.72%
--------------------------------------------------------------------------------




(1) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2) The Wilshire 5000 Total Market Index measures the performance of all U.S. headquartered equity securities and is the best measure of the entire U.S. stock market. Over 7,000 capitalization weighted security returns are used to adjust the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

The above table shows after tax returns for the Fund's Class B Shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.



[GRAPHIC OMITTED]
FEES AND EXPENSES
-----------------


The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.


ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended July 31, 2002.
(end sidebar)



                                                    CLASS A     CLASS B    CLASS C   CLASS D
----------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
----------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)       5.25%(1)   None       None       None
----------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)             None(2)    5.00%(3)   1.00%(4)   None
----------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------
  Management fee                                      0.25%      0.25%      0.25%      0.25%
----------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees               0.25%      1.00%      0.92%      None
----------------------------------------------------------------------------------------------
  Other expenses                                      0.25%      0.25%      0.25%      0.25%
----------------------------------------------------------------------------------------------
  Total annual Fund operating expenses(5)             0.75%      1.50%      1.42%      0.50%
----------------------------------------------------------------------------------------------


(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.


(5) The fees and expenses disclosed above reflect that the Investment Manager assumes the Fund's operating expenses (except for brokerage and 12b-1 fees) to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                 IF YOU SOLD YOUR SHARES:                              IF YOU HELD YOUR SHARES:
----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------   --------------------------------------------
 Class A       $598        $752      $  920       $1,406       $598        $752        $920      $1,406
----------------------------------------------------------   --------------------------------------------
 Class B       $653        $774      $1,018       $1,791       $153        $474        $818      $1,791
----------------------------------------------------------   --------------------------------------------
 Class C       $245        $449      $  776       $1,702       $145        $449        $776      $1,702
----------------------------------------------------------   --------------------------------------------
 Class D       $ 51        $160      $  280       $  628       $ 51        $160        $280      $  628
----------------------------------------------------------   --------------------------------------------


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A.


[GRAPHIC OMITTED]
ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------

This section provides additional information relating to the Fund's principal investment strategies.

Options and Futures. The Fund may invest in put and call options and futures contracts. Options and futures may be used to assist in seeking performance that corresponds to the performance of the Wilshire 5000 Total Market Index and/or to assist in managing cash flows into and out of the Fund. Presently, there are no options and futures on the Wilshire 5000 Total Market Index; however, the Fund may use options and futures on other indexes that represent a portion of the securities contained in the Wilshire 5000 Total Market Index.


Temporary Investments. The Fund also may invest up to 20% of its net assets temporarily in money market instruments when the Fund has received cash from the sale of its shares pending investment of the cash, and to have investments that are easily converted to cash to pay Fund shareholders who sell (redeem) Fund shares.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC OMITTED]
ADDITIONAL RISK INFORMATION
--------------------------

This section provides additional information relating to the principal risks of investing in the Fund.

Options and Futures. Risks inherent in the use of options and futures may include the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities owned by the Fund or movements in the Wilshire 5000 Total Market Index (or any other underlying index), and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

Foreign Securities. The Fund's investments in the common stocks of foreign corporations (including American Depositary Receipts) may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates. Foreign securities also have risks related to political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.


[GRAPHIC OMITTED]
FUND MANAGEMENT
-------------------------



(sidebar)
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $125 billion in assets under management as of August 31, 2002.
(end sidebar)



The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.


The Fund is managed by the Core Growth team and the International Allocation team. The Core Growth team currently includes Kevin Jung, a Vice President of the Investment Manager, and the International Allocation team currently includes Sherri Cohen, a Vice President of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended July 31, 2002 the Fund accrued total compensation to the Investment Manager amounting to 0.40% of the Fund's average daily net assets. The Investment Manager has agreed to assume Fund operating expenses (except for brokerage and 12b-1 fees) to the extent that such operating expenses exceed 0.50% of the average daily net assets of the Fund, which may reduce the investment management fee below 0.40% of the Fund's average daily net assets. For example, if "other expenses" are 0.25% of the Fund's average daily net assets, the investment management fee rate paid by the Fund equals 0.25% of the Fund's average daily net assets. If "other expenses" decline to 0.15% of the Fund's average daily net assets, the investment management fee paid by the Fund would equal 0.35% of the Fund's average daily net assets.

Shareholder Information


[GRAPHIC OMITTED]
PRICING FUND SHARES
-------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]
HOW TO BUY SHARES
-----------------


(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)


  MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------------------------
                                                           MINIMUM INVESTMENT
                                                         -----------------------
  INVESTMENT OPTIONS                                      INITIAL    ADDITIONAL
--------------------------------------------------------------------------------
  Regular Accounts                                        $1,000      $  100
--------------------------------------------------------------------------------
  Individual Retirement Accounts:                         $1,000      $  100
--------------------------------------------------------------------------------
  Coverdell Education Savings Account                     $  500      $  100
--------------------------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                                   $  100*     $  100*
--------------------------------------------------------------------------------


*    Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Total Market Index Fund.


o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]
HOW TO EXCHANGE SHARES
----------------------


Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.


Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[GRAPHIC OMITTED]
HOW TO SELL SHARES
------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS            PROCEDURES
---------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   --------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
---------------------------------------------------------------------------------------------------------------

OPTIONS            PROCEDURES
---------------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]    o  your account number;
                     o  the name of the Fund;
                     o  the dollar amount or the number of shares you wish to sell;
                     o  the Class of shares you wish to sell; and
                     o  the signature of each owner as it appears on the account.
---------------------------------------------------------------------------------------------------------------------
                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                   --------------------------------------------------------------------------------------------------
                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                   --------------------------------------------------------------------------------------------------
                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
---------------------------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan    $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a
[GRAPHIC OMITTED]  fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                   --------------------------------------------------------------------------------------------------
                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                   section of this Prospectus.
                   --------------------------------------------------------------------------------------------------
                   To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
---------------------------------------------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


[GRAPHIC OMITTED]
DISTRIBUTIONS
-------------

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(sidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from temporary investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.



[GRAPHIC OMITTED]
TAX CONSEQUENCES
----------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o    You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your Social Security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]
SHARE CLASS ARRANGEMENTS
------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                       ANNUAL 12B-1 FEE
-------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during first year.                                                                      0.25%
-------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years.               1.00%
-------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during first year                                                             1.00%
-------------------------------------------------------------------------------------------------------------
  D       None                                                                                    None
-------------------------------------------------------------------------------------------------------------


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)


                                                  FRONT-END SALES CHARGE
                                      -----------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
-------------------------------------------------------------------------------------
  Less than $25,000                             5.25%                  5.54%
-------------------------------------------------------------------------------------
  $25,000 but less than $50,000                 4.75%                  4.99%
-------------------------------------------------------------------------------------
  $50,000 but less than $100,000                4.00%                  4.17%
-------------------------------------------------------------------------------------
  $100,000 but less than $250,000               3.00%                  3.09%
-------------------------------------------------------------------------------------
  $250,000 but less than $500,000               2.50%                  2.56%
-------------------------------------------------------------------------------------
  $500,000 but less than $1 million             2.00%                  2.04%
-------------------------------------------------------------------------------------
  $1 million and over                              0                      0
-------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which Morgan Stanley Trust provides discretionary trustee services.


o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement, or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.


o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to purchase, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.


o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such individuals is a beneficiary.


o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such individuals is a beneficiary.


CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)


                                                        CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE                         OF AMOUNT REDEEMED
--------------------------------------------------------------------------------
  First                                                        5.0%
--------------------------------------------------------------------------------
  Second                                                       4.0%
--------------------------------------------------------------------------------
  Third                                                        3.0%
--------------------------------------------------------------------------------
  Fourth                                                       2.0%
--------------------------------------------------------------------------------
  Fifth                                                        2.0%
--------------------------------------------------------------------------------
  Sixth                                                        1.0%
--------------------------------------------------------------------------------
  Seventh and thereafter                                       None
--------------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o    Sales of shares held for you as a participant in a Morgan Stanley Eligible
     Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.


o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are also subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.


o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.


o    Certain unit investment trusts sponsored by Morgan Stanley DW.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series account.


A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).


Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



Class A Shares
------------------------------------------------------------------------------------------------------------
                                                                                       FOR THE PERIOD
                                                     FOR THE YEAR ENDED JULY 31,     SEPTEMBER 28, 1999*
                                                    -----------------------------          THROUGH
                                                         2002            2001           JULY 31, 2000
------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $ 9.70          $11.38             $10.00
------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income++                                0.06            0.06               0.06
   Net realized and unrealized gain (loss)               (2.24)          (1.74)              1.34
                                                        ------          ------             ------
 Total income (loss) from investment operations          (2.18)          (1.68)              1.40
------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gains                 --              --              (0.02)
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $ 7.52          $ 9.70             $11.38
------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (22.47)%        (14.76)%            13.99%(1)
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (3)(4):
------------------------------------------------------------------------------------------------------------
 Expenses                                                 0.75%           0.71%              0.75%(2)
------------------------------------------------------------------------------------------------------------
 Net investment income                                    0.67%           0.58%              0.58%(2)
------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands               $13,410         $16,678            $22,895
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     4%              7%                 2%(1)
------------------------------------------------------------------------------------------------------------



*    Commencement of operations.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:



                                             EXPENSE        NET INVESTMENT
     PERIOD ENDED:                            RATIO          INCOME RATIO
--------------------------------------------------------------------------------
     July 31, 2002                            0.90%             0.52%
--------------------------------------------------------------------------------
     July 31, 2001                            0.81%             0.48%
--------------------------------------------------------------------------------
     July 31, 2000                            0.90%             0.43%
--------------------------------------------------------------------------------

Class B Shares
----------------------------------------------------------------------------------------------------------
                                                                                       FOR THE PERIOD
                                                     FOR THE YEAR ENDED JULY 31,     SEPTEMBER 28, 1999*
                                                    -----------------------------          THROUGH
                                                         2002            2001           JULY 31, 2000
----------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $ 9.56          $11.31             $10.00
----------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss++                                 (0.01)          (0.02)             (0.02)
   Net realized and unrealized gain (loss)               (2.20)          (1.73)              1.35
                                                        ------          ------             ------
 Total income (loss) from investment operations          (2.21)          (1.75)              1.33
----------------------------------------------------------------------------------------------------------
 Less distributions from net realized gains                 --              --              (0.02)
----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $ 7.35          $ 9.56             $11.31
----------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (23.12)%        (15.47)%            13.29%(1)
----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (3)(4):
----------------------------------------------------------------------------------------------------------
 Expenses                                                 1.50%           1.50%              1.50%(2)
----------------------------------------------------------------------------------------------------------
 Net investment loss                                     (0.08)%         (0.21)%            (0.17)%(2)
----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $191,843        $290,758           $356,899
----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     4%              7%                 2%(1)
----------------------------------------------------------------------------------------------------------



*    Commencement of operations.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment loss ratios would have been as follows:



                                                 EXPENSE     NET INVESTMENT
   PERIOD ENDED:                                  RATIO        LOSS RATIO
--------------------------------------------------------------------------------
   July 31, 2002                                  1.65%          (0.23%)
--------------------------------------------------------------------------------
   July 31, 2001                                  1.60%          (0.31%)
--------------------------------------------------------------------------------
   July 31, 2000                                  1.65%          (0.32%)
--------------------------------------------------------------------------------

Class C Shares
--------------------------------------------------------------------------------------------------------
                                                                                       FOR THE PERIOD
                                                     FOR THE YEAR ENDED JULY 31,     SEPTEMBER 28, 1999*
                                                    -----------------------------          THROUGH
                                                         2002            2001           JULY 31, 2000
--------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $ 9.56          $11.31             $10.00
--------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss++                                  0.00           (0.02)             (0.02)
   Net realized and unrealized gain (loss)               (2.20)          (1.73)              1.35
                                                        ------          ------             ------
 Total income (loss) from investment operations          (2.20)          (1.75)              1.33
--------------------------------------------------------------------------------------------------------
 Less distributions from net realized gains                 --              --              (0.02)
--------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $ 7.36          $ 9.56             $11.31
--------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (23.01)%        (15.47)%            13.29%(1)
--------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (3)(4):
--------------------------------------------------------------------------------------------------------
 Expenses                                                 1.42%           1.50%              1.50%(2)
--------------------------------------------------------------------------------------------------------
 Net investment loss                                      0.00%          (0.21)%            (0.17)%(2)
--------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands               $24,616         $35,607            $43,901
--------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     4%              7%                 2%(1)
--------------------------------------------------------------------------------------------------------



*    Commencement of operations.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment loss ratios would have been as follows:




                                               EXPENSE        NET INVESTMENT
   PERIOD ENDED:                                RATIO          LOSS RATIO
--------------------------------------------------------------------------------
   July 31, 2002                                1.57%            (0.15%)
--------------------------------------------------------------------------------
   July 31, 2001                                1.60%            (0.31%)
--------------------------------------------------------------------------------
   July 31, 2000                                1.65%            (0.32%)
--------------------------------------------------------------------------------

Class D Shares
--------------------------------------------------------------------------------------------------------
                                                                                       FOR THE PERIOD
                                                     FOR THE YEAR ENDED JULY 31,     SEPTEMBER 28, 1999*
                                                    -----------------------------          THROUGH
                                                         2002            2001           JULY 31, 2000
--------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $ 9.74          $11.41             $10.00
--------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income++                                0.08            0.08               0.08
   Net realized and unrealized gain (loss)               (2.25)          (1.75)              1.35
                                                        ------          ------             ------
 Total income (loss) from investment operations          (2.17)          (1.67)              1.43
--------------------------------------------------------------------------------------------------------
 Less distributions from net realized gains                 --              --              (0.02)
--------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $ 7.57          $ 9.74             $11.41
--------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (22.28)%        (14.64)%            14.30%(1)
--------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (3)(4):
--------------------------------------------------------------------------------------------------------
 Expenses                                                 0.50%           0.50%              0.50%(2)
--------------------------------------------------------------------------------------------------------
 Net investment income                                    0.92%           0.79%              0.83%(2)
--------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                $6,506          $7,329             $3,628
--------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     4%              7%                 2%(1)
--------------------------------------------------------------------------------------------------------



*    Commencement of operations.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:



                                                EXPENSE       NET INVESTMENT
   PERIOD ENDED:                                 RATIO         INCOME RATIO
--------------------------------------------------------------------------------
   July 31, 2002                                 0.65%             0.77%
--------------------------------------------------------------------------------
   July 31, 2001                                 0.60%             0.69%
--------------------------------------------------------------------------------
   July 31, 2000                                 0.65%             0.68%
--------------------------------------------------------------------------------

Notes


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Morgan Stanley Funds
------------------------------------------------------------------------------------------------------------------------------------
o  GLOBAL/INTERNATIONAL FUNDS                     Market Leader Trust                 o   INCOME FUNDS

   European Growth Fund                           Mid-Cap Value Fund                      Diversified Income Trust

   Fund of Funds - International Portfolio        Nasdaq-100 Index Fund                   Federal Securities Trust

   Global Advantage Fund                          Natural Resource Development            High Yield Securities
                                                    Securities
   Global Dividend Growth Securities                                                      Intermediate Income Securities
                                                  New Discoveries Fund
   Global Utilities Fund                                                                  Limited Duration Fund(NL)
                                                  Next Generation Trust
   International Fund                                                                     Limited Duration U.S. Treasury Trust
                                                  Small-Mid Special Value Fund
   International SmallCap Fund                                                            Liquid Asset Fund(MM)
                                                  Special Growth Fund
   International Value Equity Fund                                                        North American Government
                                                  Special Value Fund                        Income Trust
   Japan Fund
                                                  Tax-Managed Growth Fund                 U.S. Government Money Market Trust(MM)
   Latin American Growth Fund
                                                  Technology Fund                         U.S. Government Securities Trust
   Pacific Growth Fund
                                                                                      o   TAX-FREE INCOME FUNDS
o  GROWTH FUNDS                               o   GROWTH + INCOME FUNDS
                                                                                          California Tax-Free Daily Income Trust(MM)
   21st Century Trend Fund                        Balanced Growth Fund
                                                                                          California Tax-Free Income Fund
   Aggressive Equity Fund                         Balanced Income Fund
                                                                                          Hawaii Municipal Trust(FSC)
   All Star Growth Fund                           Convertible Securities Trust
                                                                                          Limited Term Municipal Trust(NL)
   American Opportunities Fund                    Dividend Growth Securities
                                                                                          Multi-State Municipal Series Trust(FSC)
   Biotechnology Fund                             Equity Fund
                                                                                          New York Municipal Money Market Trust(MM)
   Capital Opportunities Trust                    Fund of Funds - Domestic Portfolio
                                                                                          New York Tax-Free Income Fund
   Developing Growth Securities Trust             Fundamental Value Fund
                                                                                          Tax-Exempt Securities Trust
   Financial Services Trust                       Income Builder Fund
                                                                                         Tax-Free Daily Income Trust(MM)
   Growth Fund                                    Real Estate Fund

   Health Sciences Trust                          S&P 500 Index Fund

   Information Fund                               Strategist Fund

   KLD Social Index Fund                          Total Market Index Fund

                                                  Total Return Trust

                                                  Utilities Fund

                                                  Value Fund

                                                  Value-Added Market Series/
                                                    Equity Portfolio
------------------------------------------------------------------------------------------------------------------------------------



There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for North American Government Income Trust and Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                           www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

  Class A:     TMIAX        Class C:     TMICX
----------------------    ----------------------
  Class B:     TMIBX        Class D:     TMIDX
----------------------    ----------------------
(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-9259)


                                                           [MORGAN STANLEY LOGO]

Morgan Stanley
Total Market Index Fund


A mutual fund that seeks to
provide investment results
that, before expenses,
correspond to the total            [GRAPHIC OMITTED]
return of the U.S. stock
market as measured by the
Wilshire 5000 Total Market
Index

                                                 Prospectus | September 30, 2002

STATEMENT OF ADDITIONAL INFORMATION                  MORGAN STANLEY
                                                     TOTAL MARKET INDEX FUND
September 30, 2002
--------------------------------------------------------------------------------




     This Statement of Additional Information is not a prospectus. The Prospectus (dated September 30, 2002) for the Morgan Stanley Total Market Index Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley Total Market Index Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History ...........................................................4
II.   Description of the Fund and Its Investments and Risks ..................4
          A. Classification ..................................................4
          B. Investment Strategies and Risks .................................4
          C. Fund Policies/Investment Restrictions ..........................11
III.  Management of the Fund ................................................13
          A. Board of Trustees ..............................................13
          B. Management Information .........................................13
          C. Compensation ...................................................19
IV.   Control Persons and Principal Holders of Securities ...................20
V.    Investment Management and Other Services ..............................21
          A. Investment Manager .............................................21
          B. Principal Underwriter ..........................................21
          C. Services Provided by the Investment Manager ....................22
          D. Dealer Reallowances ............................................23
          E. Rule 12b-1 Plan ................................................23
          F. Other Service Providers ........................................27
          G. Codes of Ethics ................................................27
VI.   Brokerage Allocation and Other Practices ..............................27
          A. Brokerage Transactions .........................................27
          B. Commissions ....................................................28
          C. Brokerage Selection ............................................28
          D. Directed Brokerage .............................................29
          E. Regular Broker-Dealers .........................................29
VII.  Capital Stock and Other Securities ....................................29
VIII. Purchase, Redemption and Pricing of Shares ............................30
          A. Purchase/Redemption of Shares ..................................30
          B. Offering Price .................................................31
IX.   Taxation of the Fund and Shareholders .................................32
X.    Underwriters ..........................................................33
XI.   Calculation of Performance Data .......................................34
XII.  Financial Statements ..................................................35

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Total Market Index Fund, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.


     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on March 11, 1999, with the name Morgan Stanley Dean Witter Total Market Index Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Total Market Index Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to provide investment results that, before expenses, correspond to the total return of the Wilshire 5000 Total Market Index.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.


     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.


     Stock Index Options. The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


     Risks of Options on Indexes. Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

     When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.


     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.


     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. The Fund may invest up to 20% of its assets in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks.

These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.


     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).


     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.


     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as "private placements" or "restricted securities." Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities without limit. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock. The Fund may invest up to 5% of the value of its net assets in rights.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

      1. Seek to provide investment results that, before expenses, correspond to the total return of the Wilshire 5000 Total Market Index.

     The Fund may not:

      1. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

      2. With respect to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

      3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

      4. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

      5. Purchase or sell commodities, except that the Fund may purchase or sell (write) futures contracts and related options thereon.

      6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes, in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

      7. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

      8. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

      9. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or
         (c) by lending its portfolio securities.

     10. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     11. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     12. Purchase securities of other investment companies unless immediately thereafter not more than (a) 5% of the Fund's total assets would be invested in such company; and (b) 10% of the Fund's total assets would be invested in such securities. Investments in connection with a merger, consolidation, reorganization or acquisition of assets are not subject to this restriction.

     As a non-fundamental policy the Fund may not:

      1. Invest for the purpose of exercising control or management of any other issuer.

      2. Make short sales.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


     Trustees and Officers. The Board of the Fund consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001), and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).



                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                POSITION(S)    LENGTH OF                                          COMPLEX
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME        PRINCIPAL OCCUPATION(S) DURING      OVERSEEN      OTHER DIRECTORSHIPS
      INDEPENDENT TRUSTEE        REGISTRANT     SERVED*               PAST 5 YEARS              BY TRUSTEE       HELD BY TRUSTEE
------------------------------ ------------- ------------ ----------------------------------- -------------- -----------------------
Michael Bozic (61)             Trustee       Trustee      Retired; Director or Trustee of     129            Director of Weirton
c/o Mayer, Brown, Rowe & Maw                 since        the Morgan Stanley Funds and                       Steel Corporation.
Counsel to the Independent                   April 1994   the TCW/DW Term Trusts;
Trustees                                                  formerly Vice Chairman of Kmart
1675 Broadway                                             Corporation (December
New York, NY                                              1998-October 2000), Chairman
                                                          and Chief Executive Officer of
                                                          Levitz Furniture Corporation
                                                          (November 1995-November 1998)
                                                          and President and Chief
                                                          Executive Officer of Hills
                                                          Department Stores (May 1991-July
                                                          1995); formerly variously
                                                          Chairman, Chief Executive
                                                          Officer, President and Chief
                                                          Operating Officer (1987-1991) of
                                                          the Sears Merchandise Group of
                                                          Sears, Roebuck & Co.

Edwin J. Garn (69)             Trustee       Trustee      Director or Trustee of the Morgan   129            Director of Franklin
c/o Summit Ventures LLC                      since        Stanley Funds and the TCW/DW                       Covey (time
1 Utah Center                                January      Term Trusts; formerly United                       management systems),
201 S. Main Street                           1993         States Senator (R-Utah)                            BMW Bank of North
Salt Lake City, UT                                        (1974-1992) and Chairman,                          America, Inc.
                                                          Senate Banking Committee                           (industrial loan
                                                          (1980-1986); formerly Mayor of                     corporation), United
                                                          Salt Lake City, Utah (1971-1974);                  Space Alliance (joint
                                                          formerly Astronaut, Space                          venture between
                                                          Shuttle Discovery (April 12-19,                    Lockheed Martin and
                                                          1985); Vice Chairman, Huntsman                     the Boeing Company)
                                                          Corporation (chemical company);                    and Nuskin Asia
                                                          member of the Utah Regional                        Pacific (multilevel
                                                          Advisory Board of Pacific Corp.                    marketing); member of
                                                                                                             the board of various
                                                                                                             civic and charitable
                                                                                                             organizations.

Wayne E. Hedien (68)           Trustee       Trustee      Retired; Director or Trustee of     129            Director of The PMI
c/o Mayer, Brown, Rowe & Maw                 since        the Morgan Stanley Funds and                       Group Inc. (private
Counsel to the Independent                   September    the TCW/DW Term Trusts;                            mortgage insurance);
Trustees                                     1997         formerly associated with the                       Trustee and Vice
1675 Broadway                                             Allstate Companies (1966-1994),                    Chairman of The Field
New York, NY                                              most recently as Chairman of                       Museum of Natural
                                                          The Allstate Corporation (March                    History; director of
                                                          1993-December 1994) and                            various other business
                                                          Chairman and Chief Executive                       and charitable
                                                          Officer of its wholly-owned                        organizations.
                                                          subsidiary, Allstate Insurance
                                                          Company (July 1989-December
                                                          1994).



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                    FUND
                                 POSITION(S)   LENGTH OF                                           COMPLEX
    NAME, AGE AND ADDRESS OF      HELD WITH       TIME       PRINCIPAL OCCUPATION(S) DURING       OVERSEEN     OTHER DIRECTORSHIPS
      INDEPENDENT TRUSTEE         REGISTRANT    SERVED*               PAST 5 YEARS               BY TRUSTEE       HELD BY TRUSTEE
------------------------------- ------------- ----------- ------------------------------------ -------------- ----------------------
Dr. Manuel H. Johnson (53)      Trustee       Trustee     Chairman of the Audit Committee      129            Director of NVR, Inc.
c/o Johnson Smick                             since       and Director or Trustee of the                      (home construction);
International, Inc.                           July 1991   Morgan Stanley Funds and the                        Chairman and Trustee
1133 Connecticut Avenue, N.W.                             TCW/DW Term Trusts; Senior                          of the Financial
Washington, D.C.                                          Partner, Johnson Smick                              Accounting Foundation
                                                          International, Inc., a consulting                   (oversight
                                                          firm; Co-Chairman and a founder                     organization
                                                          of the Group of Seven Council                       of the Financial
                                                          (G7C), an international economic                    Accounting Standards
                                                          commission; formerly Vice                           Board).
                                                          Chairman of the Board of
                                                          Governors of the Federal
                                                          Reserve System and Assistant
                                                          Secretary of the U.S. Treasury.

Michael E. Nugent (66)          Trustee       Trustee     Chairman of the Insurance            207            Director of various
c/o Triumph Capital, L.P.                     since       Committee and Director or                           business
237 Park Avenue                               July 1991   Trustee of the Morgan Stanley                       organizations.
New York, NY                                              Funds and the TCW/DW Term
                                                          Trusts; director/trustee of
                                                          various investment companies
                                                          managed by Morgan Stanley
                                                          Investment Management Inc. and
                                                          Morgan Stanley Investments LP
                                                          (since July 2001); General
                                                          Partner, Triumph Capital, L.P.,
                                                          a private investment
                                                          partnership; formerly Vice
                                                          President, Bankers Trust Company
                                                          and BT Capital Corporation
                                                          (1984-1988).




     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each management Trustee and the other directorships, if any, held by the Trustee, are shown below.



                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                  FUND
                                POSITION(S)    LENGTH OF                                         COMPLEX
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME       PRINCIPAL OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*              PAST 5 YEARS              BY TRUSTEE       HELD BY TRUSTEE
------------------------------ ------------- ------------ ---------------------------------- -------------- ------------------------
Charles A. Fiumefreddo (69)    Chairman,     Trustee       Chairman and Director or           129            None
c/o Morgan Stanley Trust       and           since July    Trustee of the Morgan Stanley
Harborside Financial Center,   Trustee       1991          Funds and the TCW/DW Term
Plaza Two,                                                 Trusts; formerly Chairman, Chief
Jersey City, NJ                                            Executive Officer and Director of
                                                           the Investment Manager, the
                                                           Distributor and Morgan Stanley
                                                           Services, Executive Vice
                                                           President and Director of Morgan
                                                           Stanley DW, Chairman and
                                                           Director of the Transfer Agent
                                                           and Director and/or officer of
                                                           various Morgan Stanley
                                                           subsidiaries (until June 1998)
                                                           and Chief Executive Officer of
                                                           the Morgan Stanley Funds and the
                                                           TCW/DW Term Trusts (until
                                                           September 2002).




----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                     FUND
                                POSITION(S)    LENGTH OF                                            COMPLEX
   NAME, AGE AND ADDRESS OF      HELD WITH        TIME        PRINCIPAL OCCUPATION(S) DURING       OVERSEEN     OTHER DIRECTORSHIPS
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*                PAST 5 YEARS               BY TRUSTEE       HELD BY TRUSTEE
------------------------------ ------------- ------------- ------------------------------------ -------------- ---------------------
                                                           Director or Trustee of the Morgan    129            None
James F. Higgins (54)          Trustee       Trustee       Stanley Funds and the TCW/DW
c/o Morgan Stanley Trust                     since June    Term Trusts (since June 2000);
Harborside Financial Center,                 2000          Senior Advisor of Morgan
Plaza Two,                                                 Stanley (since August 2000);
Jersey City, NJ                                            Director of the Distributor and
                                                           Dean Witter Realty Inc.;
                                                           previously President and Chief
                                                           Operating Officer of the Private
                                                           Client Group of Morgan Stanley
                                                           (May 1999-August 2000),
                                                           President and Chief Operating
                                                           Officer of Individual Securities of
                                                           Morgan Stanley (February
                                                           1997-May 1999).





Philip J. Purcell (59)         Trustee       Trustee       Director or Trustee of the Morgan    129            Director of American
1585 Broadway                                since April   Stanley Funds and the TCW/DW                        Airlines, Inc. and
New York, NY                                 1994          Term Trusts; Chairman of the                        its parent company,
                                                           Board of Directors and Chief                        AMR Corporation.
                                                           Executive Officer of Morgan
                                                           Stanley and Morgan Stanley DW;
                                                           Director of the Distributor;
                                                           Chairman of the Board of
                                                           Directors and Chief Executive
                                                           Officer of Novus Credit Services
                                                           Inc.; Director and/or officer of
                                                           various Morgan Stanley
                                                           subsidiaries.




----------
* This is the date the Trustee began serving the Morgan Stanley Funds.




                                 POSITION(S)
   NAME, AGE AND ADDRESS OF       HELD WITH         LENGTH OF
      EXECUTIVE OFFICER           REGISTRANT       TIME SERVED          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------- ----------------- ----------------- ------------------------------------------------------
Mitchell M. Merin (49)        President and     President since   President and Chief Operating Officer of Morgan
1221 Avenue of the Americas   Chief Executive   May 1999 and      Stanley Investment Management (since December
New York, NY                  Officer           Chief Executive   1998); President, Director (since April 1997) and
                                                Officer since     Chief Executive Officer (since June 1998) of the
                                                September 2002    Investment Manager and Morgan Stanley Services;
                                                                  Chairman, Chief Executive Officer and Director of
                                                                  the Distributor (since June 1998); Chairman (since
                                                                  June 1998) and Director (since January 1998) of
                                                                  the Transfer Agent; Director of various Morgan
                                                                  Stanley subsidiaries; President (since May 1999)
                                                                  and Chief Executive Officer (since September 2002)
                                                                  of the Morgan Stanley Funds and TCW/DW Term
                                                                  Trusts; Trustee of various Van Kampen investment
                                                                  companies (since December 1999); previously Chief
                                                                  Strategic Officer of the Investment Manager and
                                                                  Morgan Stanley Services and Executive Vice
                                                                  President of the Distributor (April 1997-June
                                                                  1998), Vice President of the Morgan Stanley Funds
                                                                  (May 1997-April 1999), and Executive Vice
                                                                  President of Morgan Stanley.


                                   POSITION(S)
   NAME, AGE AND ADDRESS OF         HELD WITH            LENGTH OF
       EXECUTIVE OFFICER            REGISTRANT          TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ------------------- -------------------- ------------------------------------------------------

Barry Fink (47)                Vice President,     Vice President,      General Counsel (since May 2000) and Managing
1221 Avenue of the Americas    Secretary and       Secretary and        Director (since December 2000) of Morgan Stanley
New York, NY                   General             General Counsel      Investment Management; Managing Director (since
                               Counsel             since February       December 2000), and Secretary and General
                                                   1997                 Counsel (since February 1997) and Director (since
                                                                        July 1998) of the Investment Manager and Morgan
                                                                        Stanley Services; Assistant Secretary of Morgan
                                                                        Stanley DW; Vice President, Secretary and General
                                                                        Counsel of the Morgan Stanley Funds and TCW/DW
                                                                        Term Trusts (since February 1997); Vice President
                                                                        and Secretary of the Distributor; previously,
                                                                        Senior Vice President, Assistant Secretary and
                                                                        Assistant General Counsel of the Investment
                                                                        Manager and Morgan Stanley Services.

Thomas F. Caloia (56)          Treasurer           Since April 1989     First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                                Investment Manager, the Distributor and Morgan
Harborside Financial Center,                                            Stanley Services; Treasurer of the Morgan Stanley
Plaza Two,                                                              Funds.
Jersey City, NJ

Ronald E. Robison (63)         Vice President      Since October 1998   Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas                                             Director (since February 1999) of the Investment
New York, NY                                                            Manager and Morgan Stanley Services and Chief
                                                                        Executive Officer and Director of the Transfer
                                                                        Agent; previously Managing Director of the TCW
                                                                        Group Inc.

Joseph J. McAlinden (59)       Vice President      Since July 1995      Managing Director and Chief Investment Officer of
1221 Avenue of the Americas                                             the Investment Manager and Director of the Transfer
New York, NY                                                            Agent.

Francis Smith (37)             Vice President      Since September      Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust       and Chief           2002                 Morgan Stanley Funds and the TCW/DW Term
Harborside Financial Center    Financial Officer                        Trusts (since September 2002); Executive Director of
Plaza Two,                                                              the Investment Manager and Morgan Stanley
Jersey City, NJ                                                         Services (since December 2001). Formerly, Vice
                                                                        President of the Investment Manager and Morgan
                                                                        Stanley Services (August 2000-November 2001).
                                                                        Senior Manager at PricewaterhouseCoopers LLP
                                                                        (January 1998-August 2000) and Associate-Fund
                                                                        Administration at BlackRock Financial Management
                                                                        (July 1996-December 1997).




     A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Sara Badler, Stefanie Chang-Yu, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and Joanne Doldo, Natasha Kassian and Sheldon Winicour, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.




                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                (AS OF DECEMBER 31, 2001)                       (AS OF DECEMBER 31, 2001)
------------------------ ----------------------------------------------- -----------------------------------------------
INDEPENDENT:
Michael Bozic                                 None                                        over $100,000
Edwin J. Garn                                 None                                        over $100,000
Wayne E. Hedien                               None                                        over $100,000
Dr. Manuel H. Johnson                         None                                        over $100,000
Michael E. Nugent                             None                                        over $100,000

INTERESTED:
Charles A. Fiumefreddo                 $10,001 - $50,000                                  over $100,000
James F. Higgins                              None                                        over $100,000
Philip J. Purcell                             None                                        over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, six of the directors/trustees, including all of the independent directors/trustees, serve as members of the Derivatives Committee and three directors/trustees, including two independent trustees, serve as members of the Insurance Committee.


     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent directors/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.


     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended July 31, 2002, the Audit Committee held eleven meetings.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees. During the Fund's fiscal year ended July 31, 2002, the Derivatives Committee held four meetings.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended July 31, 2002, the Insurance Committee held one meeting.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for Administrative Services provided to the Board of Trustees.

     The following table illustrates the compensation that the Fund paid its Trustees for the fiscal year ended July 31, 2002.


                               FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF TRUSTEE                                                  FROM THE FUND
---------------------------                                      -------------
Michael Bozic .................                                     $1,700
Edwin J. Garn .................                                      1,700
Wayne E. Hedien ...............                                      1,700
Dr. Manuel H. Johnson .........                                      2,450
Michael E. Nugent .............                                      2,200
Charles A. Fiumefreddo.........                                      1,252

     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.


                   CASH COMPENSATION FROM MORGAN STANLEY FUNDS


                                                                 TOTAL CASH
                                                                COMPENSATION
                                                               FOR SERVICES TO
                                                              97 MORGAN STANLEY
                                                               FUNDS AND OTHER
                                                              FUNDS IN THE FUND
NAME OF INDEPENDENT TRUSTEE                                        COMPLEX
---------------------------                                        -------
Michael Bozic .................                                   $150,150
Edwin J. Garn .................                                    150,150
Wayne E. Hedien ...............                                    150,100
Dr. Manuel H. Johnson .........                                    219,900
Michael E. Nugent .............                                    228,362
Charles A. Fiumefreddo.........                                    360,000



     As of the date of this Statement of Additional Information, 51 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 52 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2001, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 52 Morgan Stanley Funds (not including the Fund) as of the calendar year ended December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.


----------


(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS



                                    FOR ALL ADOPTING FUNDS
                                ------------------------------
                                   ESTIMATED
                                   CREDITED
                                   YEARS OF       ESTIMATED         RETIREMENT        ESTIMATED ANNUAL
                                  SERVICE AT    PERCENTAGE OF    BENEFITS ACCRUED       BENEFITS UPON
                                  RETIREMENT       ELIGIBLE     AS EXPENSES BY ALL   RETIREMENT FROM ALL
NAME OF INDEPENDENT TRUSTEE      (MAXIMUM 10)    COMPENSATION     ADOPTING FUNDS      ADOPTING FUNDS(2)
------------------------------- -------------- --------------- -------------------- --------------------
Michael Bozic .................       10             60.44%           $21,395              $48,443
Edwin J. Garn .................       10             60.44             33,443               49,121
Wayne E. Hedien ...............        9             51.37             44,952               41,437
Dr. Manuel H. Johnson .........       10             60.44             22,022               72,014
Michael E. Nugent .............       10             60.44             38,742               64,157



----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 20.



IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


     The following owned 5% or more of the outstanding shares of Class A on September 6, 2002: William D. Manly, 103 Cypress Lane, Oak Ridge, TN 37830-8772
- 10.37%; Byron W. Smith & Connie S. Smith, Trustees of the Byron W. Smith Rev Trust, dated 5/30/97, 3090 S. Main Street, Salt Lake City, UT 84115-3747 - 5.61%; J. Allan Slaight and Emmanuelle Gattuso-Slaight, Jtten, 7265 Fisher Island Drive, Fisher Island, FL 33109-0757 - 5.61%; and The Stowe Day Foundation, Harriet Beecher Stowe Center, 77 Forest Street, Hartford, CT 06105-3243 - 5.19%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily at the annual rate of 0.40% of the Fund's average daily net assets. The Investment Manager has agreed to assume the Fund's operating expenses (except for brokerage and 12b-1 fees) to the extent the Fund's total operating expenses (except for brokerage and 12b-1 fees) exceed on an annualized basis, for the fiscal year, 0.50% of the average daily net assets of the Fund. Taking the assumption of expenses into account, for the period September 28, 1999 (commencement of operations) through July 31, 2000 and the fiscal years ended July 31, 2001 and 2002, the fees payable to the Investment Manager under the Management Agreement with the Fund amounted to $804,785, $1,584,639 and $750,612, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% of the average daily net assets of Class A and 1.0% of the average daily net assets of Class B and Class C shares.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the period September 28, 1999 (commencement of operations) through July 31, 2000 and the fiscal years ended July 31, 2001 and 2002, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).



                                                                           FOR THE PERIOD
                                                                         SEPTEMBER 28, 1999
                                                                              THROUGH
                            2002                       2001                  JULY 31, 2000
                   ----------------------    -------------------------   ----------------------
Class A .........  FSCs:(1)      $ 50,755   FSCs:(1)      $   54,001   FSCs:(1)    $118,994
                   CDSCs                0   CDSCs                  0   CDSCs:      $  3,202
Class B .........  CDSCs          927,436   CDSCs          1,078,960   CDSCs:      $727,244
Class C .........  CDSCs            4,696   CDSCs             20,237   CDSCs:      $ 45,054


----------
(1) FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended July 31, 2002, Class A, Class B, and Class C shares of the Fund accrued payments under the Plan amounting to $38,168, $2,505,607 and $284,723, respectively, which amounts are equal to 0.25%, 1.00% and 0.92% of the average daily net assets of Class A, Class B and Class C, respectively, for the period.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.


     With respect to Class D, shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).


     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended July 31, 2002 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $26,409,154 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 12.86% ($3,397,317)-advertising and promotional expenses; (ii) 0.76% ($200,160)-printing of prospectuses for distribution to other than current shareholders; and (iii) 86.38% ($22,811,677)-other expenses, including the gross sales credit and the carrying charge, of which 7.06% ($1,611,066) represents carrying charges, 38.48% ($8,777,053) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 54.46% ($12,423,558) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended July 31, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $15,022,804 as of July 31, 2002 (the end of the Fund's fiscal year), which was equal to 7.83% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2001 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


     (2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the period September 28, 1999 (commencement of operations) through July 31, 2000 and the fiscal years ended July 31, 2001 and 2002, the Fund paid a total of $175,792, $43,524 and $65,908, respectively, in brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     For the period September 28, 1999 (commencement of operations) through July 31, 2000 and the fiscal years ended July 31, 2001 and 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     For the period September 28, 1999 (commencement of operations) through July 31, 2000 and the fiscal years ended July 31, 2001 and 2002, the Fund did not pay any brokerage commissions to Morgan Stanley DW.

     During the period September 28, 1999 (commencement of operations) through July 31, 2000 and the fiscal years ended July 31, 2001 and 2002, the Fund paid a total of $0, $65, and $0 in brokerage commissions to Morgan Stanley & Co.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended July 31, 2002, the Fund paid $38,970 in brokerage commissions in connection with transactions in the aggregate amount of $31,220,223 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS


     During the fiscal year ended July 31, 2002, the Fund purchased securities issued by Bank of New York Co., Inc., Goldman Sachs Group, Inc. and Prudential Financial, Inc., which issuers were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At July 31, 2002, the Fund held securities issued by Bank of New York Co., Inc., Goldman Sachs Group, Inc. and Prudential Financial, Inc., with market values of $508,285, $756,005 and $421,975, respectively.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services-E. Rule 12b-1 Plan."The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


     Options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax- exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund.


     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.


     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a redemption or sale of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class A, Class B, Class C and Class D for the one year period ended July 31, 2002 and for the period September 28, 1999 (commencement of operations) through July 31, 2002 were as follows: Class
A: -26.54% and -11.20%, respectively; Class B: -26.96% and -11.18%, respectively; Class C: -23.78% and -10.18%, respectively; and Class D: -22.28% and -9.29%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction of any applicable sales charge. Based on this calculation, the annual total returns of Class A, Class B, Class C and Class D for the one year period ended July 31, 2002 and for the period September 28, 1999 through July 31, 2002 were as follows: Class A: -22.47% and -9.50%, respectively; Class B: -23.12% and -10.22%, respectively; Class C: -23.01% and -10.18%, respectively; and Class D:
-22.28% and -9.29%, respectively.


     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of Class A, Class B, Class C and Class D for the one year period ended July 31, 2002 and for the period September 28, 1999 through July 31, 2002 were as follows: Class A: -22.47% and -24.67%, respectively; Class B: -23.12% and -26.37%, respectively; Class C: -23.01% and -26.27%, respectively; and Class D:
-22.28% and -24.17%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have declined to the following amounts at July 31, 2002:




                                                  INVESTMENT AT INCEPTION OF:
                                   INCEPTION   ---------------------------------
CLASS                                DATE:      $10,000     $50,000     $100,000
-----                             ----------   ---------   ---------   ---------
Class A .......................   09/28/99      $7,137     $36,158     $73,069
Class B .......................   09/28/99       7,363      36,813      73,626
Class C .......................   09/28/99       7,373      36,863      73,726
Class D .......................   09/28/99       7,583      37,915      75,829



     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns (after taxes on distributions) for Class B for the one year period ended July 31, 2002, and the period September 28, 1999 through July 31, 2002 were -26.96% and -11.20%, respectively, and the average annual total returns (after taxes on distributions and redemptions) for Class B for the one year period ended July 31, 2002, and the period September 28, 1999 through July 31, 2002 were -16.55% and -8.74%, respectively.


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     EXPERTS. The financial statements of the Fund for the fiscal year ended July 31, 2002 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                    * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS o JULY 31, 2002


NUMBER OF
 SHARES                                                           VALUE
--------------------------------------------------------------------------
                       Common Stocks and Warrants (95.1%)
                       Advertising/Marketing Services (0.3%)
    779                Abitron Inc.* ......................      $  25,980
    542                ADVO, Inc.* ........................         18,656
  1,310                Catalina Marketing Corp.* ..........         37,649
  3,396                DoubleClick Inc.* ..................         16,165
  1,762                Dun & Bradstreet Corp.* ............         57,001
  1,319                Getty Images, Inc.* ................         21,727
     34                Grey Global Group Inc. .............         22,950
  2,247                Harte-Hanks Inc. ...................         43,524
  1,083                infoUSA, Inc.* .....................          5,188
  8,331                Interpublic Group of
                         Companies, Inc. ..................        174,201
  1,774                Key3Media Group.* ..................             71
  2,014                Lamar Advertising Co.* .............         63,602
    830                Nautilus Group, Inc.* ..............         24,784
    793                Netratings, Inc.* ..................          5,551
  4,080                Omnicom Group, Inc. ................        217,505
    702                R.H. Donnelley Corp.* ..............         16,813
  1,273                Valassis Communications, Inc.*               46,719
                                                              ------------
                                                                   798,086
                                                              ------------
                       Aerospace & Defense (1.2%)
    547                AAR Corp. ..........................          4,781
  1,613                Aeroflex Inc.* .....................         12,259
    834                Alliant Techsystems, Inc.* .........         51,208
 18,293                Boeing Co. .........................        759,525
    239                Curtiss-Wright Corp. ...............         15,965
    107                Curtiss-Wright Corp. (Class B)......          6,966
    322                ESCO Technologies Inc.* ............          9,338
    533                Esterline Corp.* ...................          9,461
    382                FLIR Systems, Inc.* ................         15,624
    858                FuelCell Energy, Inc.* .............          6,066
  1,117                GenCorp Inc. .......................         12,309
  4,399                General Dynamics Corp. .............        355,967
  2,523                Goodrich Corp. .....................         56,288
    578                Kaman Corp. (Class A) ..............          7,832
    585                Kroll Inc.* ........................         12,472
  1,892                L-3 Communications Holdings,
                         Inc.* ............................         87,448
  9,829                Lockheed Martin Corp. ..............        630,137
  8,679                Loral Space &
                         Communications Ltd.* .............          5,989
    606                Mercury Computer Systems,
                         Inc.* ............................         11,805


NUMBER OF
 SHARES                                                           VALUE
--------------------------------------------------------------------------
   358                 Moog Inc. (Class A)* ...............      $  11,886
 2,460                 Northrop Grumman Corp. .............        272,322
   866                 Orbital Sciences Corp.* ............          3,369
 8,684                 Raytheon Co. .......................        282,925
 3,987                 Rockwell Collins, Inc. .............        102,466
   285                 Sequa Corp. (Class A)* .............         16,692
   843                 Teledyne Technologies Inc.* ........         13,109
 1,501                 Titan Corp. (The)* .................         17,036
   402                 Triumph Group, Inc.* ...............         15,899
                                                              ------------
                                                                 2,807,144
                                                              ------------
                       Agricultural Commodities/
                         Milling (0.1%)
14,208                 Archer-Daniels-Midland Co. .........        166,234
 1,982                 Bunge Limited ......................         40,532
 1,009                 Cadiz, Inc.* .......................          4,288
   940                 Corn Products International,
                         Inc. .............................         25,803
   971                 Delta & Pine Land Co. ..............         18,701
   369                 Tejon Ranch Co.* ...................          8,229
                                                              ------------
                                                                   263,787
                                                              ------------
                       Air Freight/Couriers (0.9%)
 1,275                 Airborne Inc. ......................         17,238
 2,065                 C.H. Robinson Worldwide,
                         Inc. .............................         61,950
 1,217                 EGL, Inc.* .........................         14,263
 2,542                 Expeditors International of
                         Washington, Inc. .................         74,989
 6,508                 FedEx Corp. ........................        331,583
24,359                 United Parcel Service, Inc.
                         (Class B) ........................      1,591,617
                                                              ------------
                                                                 2,091,640
                                                              ------------
                       Airlines (0.2%)
 1,834                 AirTran Holdings, Inc.* ............          7,061
   692                 Alaska Air Group, Inc.* ............         16,262
 3,752                 AMR Corp.* .........................         41,947
 1,498                 Continental Airlines, Inc.
                         (Class B)* .......................         16,059
 3,003                 Delta Air Lines, Inc. ..............         46,787
   723                 Frontier Airlines, Inc.* ...........          4,215
   873                 Mesa Air Group, Inc.* ..............          6,137
 2,003                 Northwest Airlines Corp.
                         (Class A)* .......................         18,588
   105                 SkyWest, Inc. ......................          2,015



                       See Notes to Financial Statements

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 CONTINUED


   NUMBER OF
    SHARES                                                    VALUE
-----------------------------------------------------------------------
    16,828             Southwest Airlines Co. ...........   $   232,395
     1,397             UAL Corp.* .......................         8,312
                                                            -----------
                                                                399,778
                                                            -----------
                       Alternative Power
                         Generation (0.0%)
     7,418             Calpine Corp.* ...................        36,867
     1,131             Plug Power Inc.* .................         6,232
                                                            -----------
                                                                 43,099
                                                            -----------
                       Aluminum (0.2%)
    18,463             Alcoa, Inc. ......................       499,424
       529             Century Aluminum Co. .............         4,496
                                                            -----------
                                                                503,920
                                                            -----------
                       Apparel/Footwear (0.4%)
       515             Brown Shoe Co., Inc. .............        11,232
     3,704             Cintas Corp. .....................       162,565
     2,098             Coach, Inc.* .....................        47,834
     1,024             Columbia Sportswear Co.* .........        35,789
       492             GSI Commerce, Inc.* ..............         2,918
     1,028             Guess ? Inc.* ....................         5,757
     2,809             Jones Apparel Group, Inc.* .......        95,590
       562             K-Swiss, Inc. (Class A) ..........        11,004
       494             Kellwood Co. .....................        12,943
       532             Kenneth Cole Productions,
                         Inc. (Class A)* ................        14,018
     2,564             Liz Claiborne, Inc. ..............        73,971
       864             Nautica Enterprises, Inc.* .......        10,247
     5,854             Nike, Inc. (Class B) .............       288,544
       316             OshKosh B' Gosh, Inc.
                         (Class A) ......................         9,512
       657             Phillips-Van Heusen Corp. ........         7,753
       844             Polo Ralph Lauren Corp.* .........        16,931
     1,400             Reebok International Ltd.* .......        37,674
       651             Russell Corp. ....................        10,676
     1,076             Stride Rite Corp. ................         7,478
       923             Timberland Co. (Class A)* ........        35,000
     2,401             VF Corp. .........................        92,631
     1,084             Wolverine World Wide, Inc. .......        15,339
                                                            -----------
                                                              1,005,406
                                                            -----------
                       Apparel/Footwear Retail (0.5%)
     2,350             Abercrombie & Fitch Co.
                         (Class A)* .....................        53,110

   NUMBER OF
    SHARES                                                    VALUE
-----------------------------------------------------------------------
     1,799             American Eagle Outfitters,
                         Inc.* ..........................   $    29,791
     1,039             AnnTaylor Stores Corp.* ..........        25,809
       654             bebe stores, inc.* ...............        11,380
       531             Buckle (The), Inc.* ..............        12,080
     1,210             Burlington Coat Factory
                         Warehouse Corp. ................        22,385
       643             Cato Corp. (The) (Class A) .......        12,603
       534             Charlotte Russe Holdings
                         Inc.* ..........................         7,946
     2,761             Charming Shoppes, Inc.* ..........        20,100
     2,088             Chico's FAS, Inc.* ...............        32,970
       706             Children's Place Retail Stores,
                         Inc. (The)* ....................        13,386
       322             Deb Shops, Inc. ..................         9,257
       948             Dress Barn, Inc.* ................        13,272
     3,404             Foot Locker, Inc.* ...............        37,784
       532             Footstar, Inc.* ..................         9,283
    18,902             Gap, Inc. (The) ..................       229,659
       573             Genesco Inc.* ....................         8,681
     1,059             Goody's Family Clothing, Inc.*.            4,237
       796             Hot Topic, Inc.* .................        12,378
    11,315             Limited Brands, Inc. .............       203,331
     1,099             Men's Wearhouse, Inc. (The)*......        22,464
     3,266             Nordstrom, Inc. ..................        61,727
       868             Pacific Sunwear of California,
                         Inc.* ..........................        16,041
       588             Payless ShoeSource, Inc.* ........        26,389
     1,966             Ross Stores, Inc. ................        74,040
     1,065             Stein Mart, Inc.* ................         8,573
     1,431             Talbot's, Inc. (The) .............        41,986
    11,771             TJX Companies, Inc. (The) ........       208,700
       774             Too, Inc.* .......................        19,358
       446             Urban Outfitters, Inc.* ..........        10,374
       711             Wet Seal, Inc. (Class A)* ........        11,170
                                                            -----------
                                                              1,270,264
                                                            -----------
                       Auto Parts: O.E.M. (0.4%)
     1,147             American Axle &
                         Manufacturing Holdings,
                         Inc.* ..........................        29,248
     1,585             ArvinMeritor, Inc. ...............        33,539



                       See Notes to Financial Statements

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 CONTINUED


NUMBER OF
 SHARES                                                         VALUE
-------------------------------------------------------------------------
   626                 BorgWarner, Inc. ..................   $     33,604
   771                 Collins & Aikman Corp. ............          4,865
 3,611                 Dana Corp. ........................         58,065
12,232                 Delphi Corp. ......................        121,831
   414                 Dura Automotive Systems,
                         Inc.* ...........................          5,767
 1,531                 Eaton Corp. .......................        106,894
 1,784                 Gentex Corp.* .....................         52,075
 1,932                 Johnson Controls, Inc. ............        156,531
 1,526                 Lear Corp.* .......................         65,771
   799                 Modine Manufacturing Co. ..........         18,776
   800                 Sauer-Danfoss, Inc. ...............          8,160
   545                 Stoneridge, Inc.* .................          9,074
   616                 Superior Industries
                         International, Inc. .............         27,024
 1,118                 Tower Automotive, Inc.* ...........          8,374
 2,779                 TRW Inc. ..........................        149,927
 3,098                 Visteon Corp. .....................         34,512
                                                             ------------
                                                                  924,037
                                                             ------------
                       Automotive Aftermarket (0.1%)
   473                 Aftermarket Technology
                         Corp.* ..........................          8,003
   673                 Apogee Enterprises, Inc. ..........          7,962
   566                 Bandag, Inc. ......................         17,518
   477                 Barnes Group, Inc. ................          9,340
   640                 CLARCOR Inc. ......................         18,778
 1,725                 Cooper Tire & Rubber Co. ..........         34,517
 3,875                 Goodyear Tire & Rubber Co.
                         (The) ...........................         67,580
                                                             ------------
                                                                  163,698
                                                             ------------
                       Beverages: Alcoholic (0.5%)
19,114                 Anheuser-Busch Companies,
                         Inc. ............................        988,385
 1,490                 Brown-Forman Corp.
                         (Class B) .......................        100,992
 2,184                 Constellation Brands Inc.
                         (Class A)* ......................         62,768
   858                 Coors (Adolph) Co. (Class B).......         51,832
   273                 Mondavi (Robert) Corp. (The)
                         (Class A)* ......................          8,695
                                                             ------------
                                                                1,212,672
                                                             ------------

NUMBER OF
 SHARES                                                         VALUE
-------------------------------------------------------------------------
                       Beverages: Non-Alcoholic (1.3%)
   226                 Coca-Cola Bottling Co.
                         Consolidated ....................   $     10,780
54,163                 Coca-Cola Co. (The) ...............      2,704,900
 9,741                 Coca-Cola Enterprises Inc. ........        181,377
 6,163                 Pepsi Bottling Group, Inc.
                         (The) ...........................        152,349
 3,815                 PepsiAmericas, Inc.* ..............         54,936
                                                             ------------
                                                                3,104,342
                                                             ------------
                       Biotechnology (1.4%)
 2,103                 Abgenix, Inc.* ....................         19,390
   464                 Adolor Corp.* .....................          5,099
 1,472                 Affymetrix, Inc.* .................         26,275
 1,493                 Alkermes, Inc.* ...................          6,808
27,955                 Amgen Inc.* .......................      1,275,866
 1,689                 Amylin Pharmaceuticals, Inc.*.              18,359
   611                 Antigenics Inc.* ..................          5,872
 1,795                 Applera Corp. -- Celera
                         Genomics Group* .................         18,901
 1,498                 Bio-Technology General
                         Corp.* ..........................          6,037
 3,239                 Biogen, Inc.* .....................        116,507
 1,493                 Bruker Daltonics, Inc.* ...........          5,225
 1,951                 Celgene Corp.* ....................         33,499
   926                 Cell Genesys, Inc.* ...............         11,232
 1,210                 Cephalon, Inc.* ...................         58,080
 1,049                 Charles River Laboratories
                         International, Inc.* ............         39,967
 4,144                 Chiron Corp.* .....................        139,819
   741                 Cubist Pharmaceuticals, Inc.*......          6,684
 1,235                 CuraGen Corp.* ....................          8,040
   527                 CV Therapeutics, Inc.* ............         13,175
   918                 Diversa Corp.* ....................          8,042
   749                 Enzo Biochem, Inc.* ...............          9,909
 1,022                 Enzon, Inc.* ......................         23,097
 1,266                 Exelixis, Inc.* ...................          8,849
   691                 Gene Logic, Inc.* .................          6,088
 1,635                 Genencor International Inc.* ......         14,633
 4,811                 Genentech, Inc.* ..................        167,182
 1,378                 Genta Inc.* .......................         11,561
 4,663                 Genzyme Corp. (General
                         Division)* ......................        106,223
 4,249                 Gilead Sciences, Inc.* ............        129,467
 3,113                 Human Genome Sciences,
                         Inc.* ...........................         53,917



                       See Notes to Financial Statements

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 CONTINUED


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      1,309            ICOS Corp.* .........................   $     32,017
      3,319            IDEC Pharmaceuticals Corp.*..........        147,994
        922            IDEXX Laboratories, Inc.* ...........         26,968
        668            ILEX Oncology, Inc.* ................          5,945
      1,759            ImClone Systems Inc.* ...............         12,506
      1,324            Immunomedics, Inc.* .................          8,156
      1,746            Incyte Genomics, Inc.* ..............         10,808
        652            InterMune Inc.* .....................         15,485
      1,287            Invitrogen Corp.* ...................         44,852
      1,039            Isis Pharmaceuticals, Inc.* .........          9,195
        633            Ligand Pharmaceuticals Inc.
                         (Class B)* ........................          5,672
        846            Maxygen Inc.* .......................          7,606
      1,972            Medarex, Inc.* ......................         16,131
      5,454            MedImmune, Inc.* ....................        162,202
      6,757            Millennium Pharmaceuticals,
                         Inc.* .............................         83,922
        609            Myriad Genetics, Inc.* ..............         14,075
        666            Neurocrine Biosciences,
                         Inc.* .............................         24,449
        793            NPS Pharmaceuticals, Inc.* ..........         17,264
        892            OSI Pharameceuticals Inc.* ..........         26,724
      2,090            Protein Design Labs, Inc.* ..........         28,403
      1,139            Regeneron Pharmaceuticals,
                         Inc.* .............................         19,591
        450            SangStat Medical Corp.* .............          8,739
      1,050            Scios, Inc.* ........................         32,928
      2,633            SICOR Inc.* .........................         41,996
      1,144            Tanox, Inc.* ........................         13,385
      1,104            Techne Corp.* .......................         30,526
        815            Transkaryotic Therapies,
                         Inc.* .............................         31,418
        456            Trimeris, Inc.* .....................         21,327
      1,240            Tularik Inc.* .......................          9,920
      1,931            Vertex Pharmaceuticals, Inc.*........         38,118
                                                               ------------
                                                                  3,302,125
                                                               ------------
                       Broadcasting (0.4%)
     13,361            Clear Channel
                         Communications, Inc.* .............        348,054
      1,065            Cox Radio, Inc. (Class A)* ..........         24,761
        649            Cumulus Media, Inc.
                         (Class A)* ........................          8,658
      1,281            Emmis Communications Corp.
                         (Class A)* ........................         20,317



    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
     1,213             Entercom Communications
                         Corp.* ............................   $     52,523
     1,723             Entravision Communications
                         Corp. (Class A)* ..................         17,230
     2,182             Hearst-Argyle Television, Inc.*......         51,299
     2,578             Hispanic Broadcasting
                         Corp.* ............................         61,279
       544             Liberty (Corp.) (The) ...............         18,306
     1,466             Paxson Communications
                         Corp.* ............................          3,445
       584             Radio One, Inc. (Class A)* ..........          8,789
       435             Saga Communications, Inc.
                         (Class A)* ........................          8,787
       462             Salem Communications
                         Corp.* ............................         10,751
     1,017             Sinclair Broadcast Group, Inc.
                         (Class A)* ........................         11,950
       530             Spanish Broadcasting
                         System, Inc. (Class A)* ...........          3,895
     4,993             Univision Communications,
                         Inc. (Class A)* ...................        142,750
     7,675             USA Interactive, Inc.* ..............        169,226
     2,634             Westwood One, Inc.* .................         83,629
     1,789             XM Satellite Radio Holdings
                         Inc. (Class A)* ...................          6,172
       375             Young Broadcasting Corp.
                         (Class A)* ........................          4,121
                                                               ------------
                                                                  1,055,942
                                                               ------------
                       Building Products (0.2%)
     1,583             American Standard
                         Companies, Inc.* ..................        113,200
       196             American Woodmark Corp. .............          8,979
       781             Griffon Corp.* ......................         11,793
     1,315             Interface, Inc. .....................          6,575
     1,468             Lennox International Inc. ...........         24,369
    10,553             Masco Corp. .........................        255,383
       557             NCI Building Systems, Inc.* .........         10,026
       269             Nortek, Inc.* .......................         11,825
       316             Simpson Manufacturing Co.,
                         Inc.* .............................         18,755
       822             Watsco, Inc. ........................         11,672
     1,021             York International Corp. ............         32,723
                                                               ------------
                                                                    505,300
                                                               ------------


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
                       Cable/Satellite TV (0.7%)
     3,246             Cablevision Systems New
                         York Group (Class A)* ...........   $     26,390
     7,181             Charter Communications, Inc.
                         (Class A)* ......................         25,852
    20,625             Comcast Corp.
                         (Class A Special)* ..............        431,062
    12,499             Cox Communications, Inc.
                         (Class A)* ......................        345,597
     5,278             EchoStar Communications
                         Corp. (Class A)* ................         86,084
    19,138             General Motors Corp.
                         (Class H)* ......................        189,466
     1,342             Insight Communications Co.,
                         Inc.* ...........................         12,159
    51,957             Liberty Media Corp.
                         (Class A)* ......................        408,382
     1,654             Mediacom Communications
                         Corp.* ..........................          9,097
     2,058             UnitedGlobalCom, Inc.
                         (Class A)* ......................          4,116
                                                             ------------
                                                                1,538,205
                                                             ------------
                       Casino/Gaming (0.2%)
       745             Argosy Gaming Co.* ................         18,364
       928             Aztar Corp.* ......................         12,992
     1,653             Boyd Gaming Corp.* ................         24,514
       338             Churchill Downs Inc. ..............         12,979
       537             Dover Downs Gaming &
                         Entertainment, Inc. .............          5,332
     1,362             GTECH Holdings Corp.* .............         27,172
     2,501             Harrah's Entertainment, Inc.*......        118,347
       748             Isle of Capri Casinos, Inc.* ......         14,773
     1,682             Mandalay Resort Group* ............         47,702
     3,484             MGM Mirage * ......................        121,940
     7,239             Park Place Entertainment
                         Corp.* ..........................         66,454
     1,353             Station Casinos, Inc.* ............         17,860
                                                             ------------
                                                                  488,429
                                                             ------------
                       Catalog/Specialty Distribution (0.0%)
     1,083             Insight Enterprises, Inc.* ........         12,346
     1,009             Valuevision Media Inc.
                         (Class A)* ......................         15,196
                                                             ------------
                                                                   27,542
                                                             ------------



    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
                       Chemicals: Agricultural (0.0%)
     2,731             IMC Global Inc. ...................   $     29,631
       955             Monsanto Co. ......................         14,516
       748             Scotts Company (The)
                         (Class A)* ......................         34,034
                                                             ------------
                                                                   78,181
                                                             ------------
                       Chemicals: Major Diversified (0.8%)
     1,594             Cabot Corp. .......................         39,404
    19,794             Dow Chemical Co. (The) ............        571,453
    21,659             Du Pont (E.I.) de Nemours &
                         Co. .............................        907,729
     1,880             Eastman Chemical Co. ..............         83,322
     2,881             Hercules Inc.* ....................         30,539
     4,818             Rohm & Haas Co. ...................        180,675
     2,773             Solutia, Inc. .....................         17,359
                                                             ------------
                                                                1,830,481
                                                             ------------
                       Chemicals: Specialty (0.5%)
     4,955             Air Products & Chemicals,
                         Inc. ............................        219,259
     1,772             Airgas, Inc.* .....................         26,066
     1,081             Albemarle Corp. ...................         31,954
       583             Arch Chemicals, Inc. ..............         12,156
       922             Calgon Carbon Corp. ...............          6,426
       669             Cambrex Corp. .....................         25,623
       366             ChemFirst Inc. ....................         10,570
     3,001             Crompton Corp. ....................         33,461
       944             Cytec Industries, Inc.* ...........         26,394
     3,192             Engelhard Corp. ...................         79,800
       816             FMC Corp.* ........................         20,106
       829             Georgia Gulf Corp. ................         19,233
     1,193             Great Lakes Chemical Corp. ........         29,980
     1,729             International Specialty
                         Products, Inc.* .................         17,204
     1,378             Lubrizol Corp. (The) ..............         41,946
     3,152             Lyondell Chemical Co. .............         41,606
     1,739             Millennium Chemicals Inc. .........         21,303
     1,359             NL Industries, Inc. ...............         20,521
     1,232             Olin Corp. ........................         22,854
       623             OM Group, Inc. ....................         28,533
     2,454             Polyone Corp. .....................         24,368
     3,562             Praxair, Inc. .....................        186,293
       555             Schulman (A.), Inc. ...............         10,384
     1,125             Sensient Technologies Corp.........         24,086


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      1,847            Sigma-Aldrich Corp. ................   $     88,508
      3,080            Valhi, Inc. ........................         50,173
                                                              ------------
                                                                 1,118,807
                                                              ------------
                       Coal (0.0%)
      1,366            Arch Coal, Inc. ....................         22,566
      1,871            CONSOL Energy, Inc. ................         26,194
      2,052            Massey Energy Co. ..................         15,062
      1,256            Peabody Energy Corp. ...............         28,134
                                                              ------------
                                                                    91,956
                                                              ------------
                       Commercial Printing/Forms (0.1%)
        681            Banta Corp. ........................         22,419
        767            Bowne & Co., Inc. ..................          9,204
        211            CSS Industries, Inc.* ..............          7,016
      1,577            Deluxe Corp. .......................         61,330
      2,684            Donnelley (R.R.) & Sons Co. ........         74,588
        759            Harland (John H.) Co. ..............         18,436
        323            New England Business
                         Service, Inc. ....................          7,671
        712            Standard Register Co. ..............         17,017
      1,101            Wallace Computer Services,
                         Inc. .............................         19,433
                                                              ------------
                                                                   237,114
                                                              ------------
                       Computer Communications (1.1%)
      8,369            3Com Corp.* ........................         37,744
      2,724            Adaptec, Inc.* .....................         16,072
      8,555            Avaya Inc.* ........................         12,747
      1,140            Avocent Corp.* .....................         17,134
      5,089            Brocade Communications
                         Systems, Inc.* ...................         95,419
    159,663            Cisco Systems, Inc.* ...............      2,105,955
      1,008            Echelon Corp.* .....................         13,497
      1,933            Emulex Corp.* ......................         44,768
      4,875            Enterasys Networks, Inc.* ..........          5,996
      2,962            Extreme Networks, Inc.* ............         30,805
        573            F5 Networks, Inc.* .................          7,174
      4,888            Finisar Corp.* .....................          8,163
      3,076            Foundry Networks, Inc.* ............         23,227
      2,209            Inrange Technologies Corp.
                         (Class B)* .......................          6,561
      1,444            Ixia* ..............................          7,855
      7,852            Juniper Networks, Inc.* ............         62,816
      2,933            McDATA Corp. (Class A)* ............         31,442




    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      4,043            Redback Networks, Inc.* ............   $      5,175
      2,775            Riverstone Networks Inc.* ..........          4,079
                                                              ------------
                                                                 2,536,629
                                                              ------------
                       Computer Peripherals (0.4%)
      1,408            Advanced Digital Information
                       Corp.* .............................          7,322
      1,468            Electronics for Imaging, Inc.*......         22,798
     48,486            EMC Corp.* .........................        363,645
        920            Imation Corp* ......................         28,005
      1,029            InFocus Corp.* .....................         11,813
      1,298            Intergraph Corp.* ..................         20,638
      1,477            Iomega Corp.* ......................         17,178
      2,829            Lexmark International, Inc.* .......        138,282
      6,093            Maxtor Corp.* ......................         22,849
      7,946            Network Appliance, Inc.* ...........         67,223
      1,204            Pinnacle Systems, Inc.* ............         11,173
      2,027            QLogic Corp.* ......................         82,600
      4,066            Quantum Corp. - DLT &
                         Storage Systems* .................          8,457
      2,500            Storage Technology Corp.* ..........         35,500
      4,635            Western Digital Corp.* .............         20,579
        750            Zebra Technologies Corp.
                         (Class A)* .......................         37,852
                                                              ------------
                                                                   895,914
                                                              ------------
                       Computer Processing
                         Hardware (2.3%)
      7,757            Apple Computer, Inc.* ..............        118,372
      1,393            Concurrent Computer Corp.*..........          3,900
     56,606            Dell Computer Corp.* ...............      1,411,188
      7,884            Gateway, Inc.* .....................         26,806
     65,840            Hewlett-Packard Co. ................        931,636
      2,430            Interland, Inc.* ...................          7,387
     37,332            International Business
                         Machines Corp. ...................      2,628,173
      2,355            NCR Corp.* .........................         61,960
     14,644            Palm, Inc.* ........................         15,962
      4,637            Silicon Graphics, Inc.* ............          6,724
     70,793            Sun Microsystems, Inc.* ............        277,509
                                                              ------------
                                                                 5,489,617
                                                              ------------
                       Construction Materials (0.1%)
        479            Centex Construction
                         Products, Inc. ...................         17,776
        462            Elcor Corp. ........................          9,586



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      759              Florida Rock Industries, Inc. ......   $     25,806
    1,652              Lafarge North America, Inc. ........         54,780
    1,276              Martin Marietta Materials, Inc.              48,909
      544              Texas Industries, Inc. .............         15,009
      392              Trex Co., Inc.* ....................         10,525
    2,212              Vulcan Materials Co. ...............         89,453
                                                              ------------
                                                                   271,844
                                                              ------------
                       Consumer Sundries (0.0%)
    1,515              American Greetings Corp.
                         (Class A) ........................         24,346
    1,119              Blyth Industries, Inc. .............         33,391
    1,634              Oakley, Inc.* ......................         22,467
      606              Sola International, Inc.* ..........          5,060
    1,429              Yankee Candle Co., Inc. (The)*......         31,338
                                                              ------------
                                                                   116,602
                                                              ------------
                       Containers/Packaging (0.3%)
      920              Aptargroup, Inc. ...................         27,526
    1,303              Ball Corp. .........................         56,055
    1,289              Bemis Company, Inc. ................         61,949
      540              Caraustar Industries, Inc. .........          5,859
      479              Chesapeake Corp. ...................         10,059
    2,986              Crown Cork & Seal Co., Inc.*........         10,302
      901              Graphic Packaging
                         International Corp.* .............          7,298
      585              Greif Bros. Corp. (Class A) ........         14,643
      642              Myers Industries, Inc. .............         10,580
    3,938              Owens-Illinois, Inc.* ..............         49,225
    2,845              Packaging Corp. of America*.........         54,055
       98              Packaging Dynamics Corp.* ..........            681
    3,874              Pactiv Corp.* ......................         70,391
      591              Rock-Tenn Co. (Class A) ............          7,062
    2,042              Sealed Air Corp.* ..................         29,629
      406              Silgan Holdings, Inc.* .............         12,513
    6,413              Smurfit-Stone Container
                         Corp.* ...........................         92,924
    2,323              Sonoco Products Co. ................         56,449
    1,202              Temple-Inland, Inc. ................         64,547
                                                              ------------
                                                                   641,747
                                                              ------------
                       Contract Drilling (0.4%)
      345              Atwood Oceanics, Inc.* .............         11,316
    3,127              Diamond Offshore Drilling,
                       Inc. ...............................         73,172
    3,200              ENSCO International Inc. ...........         82,720



    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
    5,119              GlobalSantaFe Corp. ................   $    115,382
    4,679              Grey Wolf, Inc.* ...................         14,037
    1,185              Helmerich & Payne, Inc. ............         39,306
    3,143              Nabors Industries, Ltd.
                         (Bermuda)* .......................         95,924
    2,932              Noble Corp. (Cayman
                         Islands)* ........................         94,997
    2,404              Parker Drilling Co.* ...............          6,779
    1,815              Patterson-UTI Energy, Inc.* ........         43,397
    3,156              Pride International, Inc.* .........         42,448
    2,228              Rowan Companies, Inc.* .............         43,602
    6,961              Transocean Inc. ....................        177,505
                                                              ------------
                                                                   840,585
                                                              ------------
                       Data Processing Services (1.0%)
    2,875              Affiliated Computer Services,
                         Inc. (Class A)* ..................        135,067
   13,524              Automatic Data Processing,
                         Inc. .............................        504,310
    2,013              BISYS Group, Inc. (The)* ...........         46,500
    3,560              Ceridian Corp.* ....................         61,624
    1,839              CheckFree Corp.* ...................         18,316
   11,133              Concord EFS, Inc.* .................        217,093
    4,171              Convergys Corp.* ...................         63,066
    1,291              CSG Systems International,
                         Inc.* ............................         14,937
    2,611              DST Systems, Inc.* .................         87,991
    1,191              eFunds Corp.* ......................         11,958
   16,675              First Data Corp. ...................        582,791
    4,170              Fiserv, Inc.* ......................        143,490
      946              Global Payments Inc. ...............         24,596
    1,232              National Processing, Inc.* .........         25,071
      881              NDC Health Corp. ...................         19,021
    8,180              Paychex, Inc. ......................        215,216
      465              Pegasus Solutions, Inc.* ...........          7,412
    4,754              Total System Services, Inc. ........         82,815
                                                              ------------
                                                                 2,261,274
                                                              ------------
                       Department Stores (0.6%)
    1,990              Dillard's, Inc. (Class A) ..........         46,765
    4,386              Federated Department
                         Stores, Inc.* ....................        164,957
    7,330              Kohl's Corp.* ......................        483,780
    6,242              May Department Stores Co. ..........        191,754
    1,134              Neiman Marcus Group, Inc.
                         (The) (Class A)* .................         32,092


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      5,830            Penney (J.C.) Co., Inc. ..........   $    102,608
      3,374            Saks, Inc.* ......................         35,899
      6,876            Sears, Roebuck & Co. .............        324,341
                                                            ------------
                                                               1,382,196
                                                            ------------
                       Discount Stores (2.7%)
      1,749            99 Cents Only Stores* ............         42,641
      2,718            Big Lots, Inc. ...................         45,119
      1,777            BJ's Wholesale Club, Inc.* .......         62,462
      9,902            Costco Wholesale Corp.* ..........        345,283
      7,259            Dollar General Corp. .............        124,564
      2,738            Dollar Tree Stores, Inc.* ........         85,416
      3,775            Family Dollar Stores, Inc. .......        114,345
        591            Fred's, Inc. .....................         17,405
        725            ShopKo Stores, Inc.* .............         11,977
     19,774            Target Corp. .....................        659,463
     97,000            Wal-Mart Stores, Inc. ............      4,770,460
                                                            ------------
                                                               6,279,135
                                                            ------------
                       Drugstore Chains (0.5%)
      8,547            CVS Corp. ........................        244,444
        485            Duane Reade, Inc.* ...............          7,178
        991            Longs Drug Stores Corp. ..........         24,220
     12,473            Rite Aid Corp.* ..................         26,942
     22,318            Walgreen Co. .....................        788,495
                                                            ------------
                                                               1,091,279
                                                            ------------
                       Electric Utilities (2.4%)
     12,988            AES Corp.* .......................         26,625
      3,044            Allegheny Energy, Inc. ...........         64,076
      2,006            ALLETE ...........................         47,161
      1,930            Alliant Energy Corp. .............         36,921
      3,148            Ameren Corp. .....................        137,568
      7,390            American Electric Power Co.,
                         Inc. ...........................        243,205
      3,339            Aquila, Inc. .....................         23,974
      1,235            Avista Corp. .....................         15,129
        679            Black Hills Corp. ................         17,294
      3,643            Cinergy Corp. ....................        123,498
      1,206            Cleco Corp. ......................         18,042
      3,222            CMS Energy Corp. .................         26,163
        458            CN Energy Group, Inc. ............         22,676
      2,165            Conectiv, Inc. ...................         54,623
      4,637            Consolidated Edison, Inc. ........        198,695
      3,577            Constellation Energy Group,
                         Inc. ...........................         99,691



    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      6,032            Dominion Resources, Inc. .........   $    358,542
      3,090            DPL, Inc. ........................         57,474
      1,499            DQE, Inc. ........................         20,386
      3,634            DTE Energy Co. ...................        148,849
     18,096            Duke Energy Corp. ................        461,267
      7,105            Edison International* ............         93,075
      1,491            El Paso Electric Co.* ............         19,607
        367            Empire District Electric Co.
                         (The) ..........................          6,745
      3,004            Energy East Corp. ................         62,573
      4,891            Entergy Corp. ....................        198,232
      7,022            Exelon Corp. .....................        344,429
      6,491            FirstEnergy Corp. ................        199,598
      3,838            FPL Group, Inc. ..................        217,423
      1,663            Great Plains Energy, Inc. ........         33,509
        844            Hawaiian Electric Industries,
                         Inc. ...........................         36,140
      1,011            IDACORP, Inc. ....................         25,801
        432            Madison Gas & Electric Co. .......         12,031
      9,685            Mirant Corp.* ....................         34,866
      3,492            Northeast Utilities ..............         58,142
      1,295            NSTAR ............................         55,426
      2,092            OGE Energy Corp. .................         41,819
        651            Otter Tail Corp. .................         18,300
      8,492            PG&E Corp.* ......................        118,039
      2,068            Pinnacle West Capital Corp. ......         70,312
      1,079            PNM Resources, Inc.* .............         21,526
      2,658            Potomac Electric Power Co. .......         52,974
      3,209            PPL Corp. ........................        106,057
      4,825            Progress Energy, Inc. ............        225,569
      4,497            Public Service Enterprise
                         Group, Inc. ....................        155,371
      2,103            Puget Energy Inc. ................         44,121
      6,620            Reliant Energy, Inc. .............         66,597
      1,360            Reliant Resources, Inc.* .........          6,283
      2,556            SCANA Corp. ......................         75,785
      2,107            Sierra Pacific Resources .........         13,190
     15,363            Southern Co. (The) ...............        442,147
      3,312            TECO Energy, Inc. ................         76,507
      5,807            TXU Corp. ........................        250,456
        356            UIL Holdings Corp. ...............         15,504
        871            UniSource Energy Corp. ...........         13,953
      1,845            Westar Energy, Inc. ..............         21,623
      2,875            Wisconsin Energy Corp. ...........         72,824



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      712              WPS Resources Corp.* ..............   $     25,917
    8,596              Xcel Energy, Inc. .................         59,828
                                                             ------------
                                                                5,594,158
                                                             ------------
                       Electrical Products (0.4%)
    1,067              Acuity Brands, Inc. ...............         14,031
    4,761              American Power Conversion
                         Corp.* ..........................         52,133
      550              AstroPower, Inc.* .................          8,107
      857              Baldor Electric Co. ...............         18,743
      666              Belden Inc. .......................         10,889
      716              C&D Technologies, Inc. ............         11,005
    1,110              Cable Design Technologies
                         Corp.* ..........................          7,159
    2,285              Cooper Industries Ltd.
                         (Class A) (Bermuda) .............         71,155
    9,181              Emerson Electric Co. ..............        467,772
    2,172              Energizer Holdings, Inc.* .........         58,318
      585              Energy Conversion Devices,
                         Inc.* ...........................          7,342
      268              Franklin Electric Co., Inc. .......         13,419
      344              Genlyte Group Inc. (The)* .........         13,175
    1,393              Hubbell, Inc. (Class B) ...........         42,612
      513              Littelfuse, Inc.* .................         10,824
    4,220              Molex Inc. ........................        123,140
    2,008              Power-One, Inc.* ..................          9,156
      728              Rayovac Corp.* ....................         10,265
    1,382              Thomas & Betts Corp.* .............         20,343
      361              Thomas Industries, Inc. ...........          9,603
      489              Wilson Greatbatch
                         Technologies, Inc.* .............         11,418
                                                             ------------
                                                                  990,609
                                                             ------------
                       Electronic Components (0.2%)
    1,005              Amphenol Corp. (Class A)* .........         37,838
    4,270              AVX Corp. .........................         56,022
      521              Benchmark Electronics, Inc.*.......         13,681
    1,949              Cree, Inc.* .......................         29,469
      748              CTS Corp. .........................          5,760
      646              Hutchinson Technology Inc.*........         11,060
    4,669              Jabil Circuit, Inc.* ..............         83,062
    2,040              Kemet Corp.* ......................         26,377
    1,646              Kopin Corp.* ......................         10,765
    1,871              MEMC Electronic Materials,
                         Inc.* ...........................          6,736



    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      943              Methode Electronics, Inc.
                         (Class A) .......................   $      9,193
      429              Park Electrochemical Corp. ........          8,580
    1,087              Plexus Corp.* .....................         15,109
    2,613              Rambus Inc.* ......................         13,483
    1,837              SanDisk Corp.* ....................         26,453
   12,684              Sanmina-SCI Corp.* ................         51,624
   17,946              Solectron Corp.* ..................         71,784
      894              Technitrol, Inc. ..................         16,762
    1,140              Vicor Corp.* ......................          7,353
    3,889              Vishay Intertechnology, Inc.*......         66,307
                                                             ------------
                                                                  567,418
                                                             ------------
                       Electronic Distributors (0.1%)
      947              Anixter International, Inc.* ......         20,455
    2,409              Arrow Electronics, Inc.* ..........         41,122
    2,865              Avnet, Inc. .......................         47,845
      513              Black Box Corp.* ..................         17,345
    1,875              CDW Computer Centers,
                         Inc.* ...........................         89,625
    3,521              Ingram Micro Inc. (Class A)* ......         38,731
      668              Pioneer-Standard Electronics,
                         Inc. ............................          5,878
      147              ScanSource, Inc.* .................          8,599
    1,315              Tech Data Corp.* ..................         44,118
                                                             ------------
                                                                  313,718
                                                             ------------
                       Electronic Equipment/
                         Instruments (0.4%)
   10,124              Agilent Technologies, Inc.* .......        191,141
      752              Checkpoint Systems, Inc.* .........          8,212
      715              Coherent, Inc.* ...................         16,466
    1,747              Diebold, Inc. .....................         59,520
   10,055              Gemstar-TV Guide
                         International, Inc.* ............         37,907
    1,106              Hypercom Corp.* ...................          4,944
    1,098              Identix Inc.* .....................          5,522
   29,693              JDS Uniphase Corp.* ...............         74,826
      451              Kronos, Inc.* .....................         14,414
      950              Newport Corp.* ....................         15,295
    1,059              Paxar Corp.* ......................         17,103
    2,980              PerkinElmer, Inc.* ................         22,708
      799              Radiant Systems, Inc.* ............          6,232
    4,463              Rockwell Automation Inc. ..........         82,565
    3,718              Scientific-Atlanta, Inc. ..........         47,033
    5,530              Symbol Technologies, Inc. .........         50,544



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      2,187            Tektronix, Inc.* ...................   $     40,766
      4,425            Thermo Electron Corp.* .............         75,136
      1,395            Unova, Inc.* .......................          6,752
      3,184            Waters Corp.* ......................         72,309
     15,701            Xerox Corp.* .......................        109,122
                                                              ------------
                                                                   958,517
                                                              ------------
                       Electronic Production
                         Equipment (0.6%)
        860            Advanced Energy Industries,
                         Inc.* ............................         12,702
      3,939            Amkor Technology, Inc.* ............         15,520
     35,721            Applied Materials, Inc.* ...........        531,171
        916            Asyst Technologies, Inc.* ..........         10,946
        791            ATMI, Inc.* ........................         14,293
      2,540            Axcelis Technologies, Inc.* ........         20,320
        804            Brooks-PRI Automation, Inc. ........         15,292
      1,864            Chippac Inc.* ......................          7,400
      1,155            Cognex Corp.* ......................         17,752
        500            Cohu, Inc. .........................          7,665
      1,433            Credence Systems Corp.* ............         19,632
        780            Cymer, Inc.* .......................         21,832
        462            DuPont Photomasks, Inc.* ...........         11,702
        717            Electro Scientific Industries,
                         Inc.* ............................         12,877
      1,795            Entegris Inc.* .....................         17,950
        820            FEI Co.* ...........................         14,990
        564            Helix Technology Corp. .............          7,168
      4,124            KLA-Tencor Corp.* ..................        162,444
      1,280            Kulicke & Soffa Industries,
                         Inc.* ............................          8,422
      3,018            Lam Research Corp.* ................         37,121
      1,220            LTX Corp.* .........................         11,980
      1,731            Mentor Graphics Corp.* .............         12,498
        982            MKS Instruments, Inc.* .............         16,694
        778            Mykrolis Corp.* ....................          6,076
      3,166            Novellus Systems, Inc.* ............         85,450
        402            Photon Dynamics, Inc.* .............         10,484
        806            Photronics, Inc.* ..................          9,801
        420            Rudolph Technologies, Inc.* ........          6,376
        675            Semitool Inc* ......................          5,029
      1,887            Synopsys, Inc.* ....................         80,707
      4,255            Teradyne, Inc.* ....................         63,825
        727            Ultratech Stepper, Inc.* ...........         10,607




    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
       852             Varian Semiconductor
                       Equipment Associates,
                         Inc.* ............................   $     22,391
       670             Veeco Instruments, Inc.* ...........          9,112
                                                              ------------
                                                                 1,318,229
                                                              ------------
                       Electronics/Appliance Stores (0.2%)
     6,991             Best Buy Co., Inc.* ................        230,004
       812             Blockbuster, Inc. (Class A) ........         18,757
     5,078             Circuit City Stores - Circuit
                         City Group .......................         86,580
       585             Electronics Boutique Holdings
                         Corp.* ...........................         15,239
       987             Hollywood Entertainment
                         Corp.* ...........................         15,910
     3,791             RadioShack Corp. ...................         97,050
       518             Tweeter Home Entertainment
                         Group, Inc.* .....................          3,186
                                                              ------------
                                                                   466,726
                                                              ------------
                       Electronics/Appliances (0.1%)
       768             Harman International
                         Industries, Inc. .................         33,101
       725             Helen of Troy Ltd.* ................          9,244
     1,824             Maytag Corp. .......................         60,429
     1,626             Whirlpool Corp. ....................         93,284
                                                              ------------
                                                                   196,058
                                                              ------------
                       Engineering & Construction (0.1%)
     1,142             Dycom Industries, Inc.* ............         11,020
       352             EMCOR Group, Inc.* .................         18,832
     1,935             Fluor Corp. ........................         62,113
     1,075             Granite Construction Inc. ..........         19,425
       700             Insituform Technologies, Inc.
                         (Class A)* .......................         11,767
     1,279             Jacobs Engineering Group,
                         Inc.* ............................         44,369
     1,291             MasTec, Inc.* ......................          5,848
     1,531             Quanta Services, Inc.* .............          2,924
     1,070             Shaw Group Inc. (The)* .............         24,963
       441             URS Corp.* .........................          9,812
                                                              ------------
                                                                   211,073
                                                              ------------
                       Environmental Services (0.2%)
     4,815             Allied Waste Industries, Inc.*......         31,779
       208             Landauer, Inc. .....................          6,947



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      1,827            Newpark Resources, Inc.* ...........   $      8,952
      4,165            Republic Services, Inc.* ...........         73,304
      1,315            Tetra Tech, Inc.* ..................         11,454
        692            Waste Connections, Inc.* ...........         22,345
     13,478            Waste Management, Inc. .............        319,024
                                                              ------------
                                                                   473,805
                                                              ------------
                       Finance/Rental/Leasing (2.0%)
        574            Aaron Rents, Inc (Class A) .........         12,915
        553            Advanta Corp. (Class A) ............          4,944
      2,263            Allied Capital Corp. ...............         47,070
        372            AMERCO* ............................          3,869
        751            American Capital Strategies,
                         Ltd. .............................         19,068
      2,020            AmeriCredit Corp.* .................         39,491
      4,795            Capital One Financial Corp. ........        152,001
        737            Charter Municipal Mortgage
                         Acceptance Co. ...................         12,566
      2,695            Countrywide Credit Industries,
                         Inc. .............................        136,933
      1,000            Credit Acceptance Corp.* ...........          9,230
        634            Dollar Thrifty Automotive
                         Group, Inc.* .....................         12,300
      1,156            Doral Financial Corp. ..............         44,321
        752            Electro Rent Corp.* ................          7,603
     21,746            Fannie Mae .........................      1,628,558
        485            Financial Federal Corp.* ...........         14,070
     15,156            Freddie Mac ........................        938,914
      1,249            Fremont General Corp. ..............          5,271
      1,157            GATX Corp. .........................         29,284
      9,955            Household International, Inc. ......        424,780
      1,431            IndyMac Bancorp, Inc.* .............         31,554
     27,863            MBNA Corp. .........................        540,264
        296            McGrath Rent Corp. .................          5,831
        699            NCO Group, Inc.* ...................         10,205
        541            New Century Financial Corp. ........         14,894
      1,442            Ryder System, Inc. .................         37,737
      3,387            SLM Corp. ..........................        308,217
        475            Student Loan Corp. (The) ...........         40,850
      1,742            United Rentals, Inc.* ..............         25,259
        197            White Mountains Insurance
                         Group, Inc. ......................         66,980
                                                              ------------
                                                                 4,624,979
                                                              ------------



    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
                       Financial Conglomerates (3.0%)
    29,002             American Express Co. ...............   $  1,022,611
   112,244             Citigroup, Inc. ....................      3,764,664
     8,246             Conseco, Inc.* .....................          5,772
     6,422             Hancock (John) Financial
                         Services, Inc. ...................        212,568
     1,524             Investors Financial Services
                         Corp. ............................         46,893
    43,418             J.P. Morgan Chase & Co. ............      1,083,713
     1,315             Leucadia National Corp. ............         44,355
     7,820             Principal Financial Group,
                         Inc.* ............................        224,512
    12,791             Prudential Financial, Inc.* ........        421,975
     7,093             State Street Corp. .................        301,452
       174             Wesco Financial Corp. ..............         54,271
                                                              ------------
                                                                 7,182,786
                                                              ------------
                       Financial Publishing/Services (0.3%)
       822             Advent Software, Inc.* .............         15,791
       567             BARRA, Inc.* .......................         19,097
     3,495             Equifax, Inc. ......................         74,094
       888             FactSet Research Systems
                         Inc. .............................         23,150
     2,131             Interactive Data Corp.* ............         27,895
     4,231             McGraw-Hill Companies, Inc.
                         (The) ............................        264,649
     3,365             Moody's Corp. ......................        166,904
     6,151             SunGard Data Systems Inc.*..........        144,241
       269             Value Line, Inc. ...................         11,330
                                                              ------------
                                                                   747,151
                                                              ------------
                       Food Distributors (0.2%)
     1,146             Fleming Companies, Inc. ............         15,757
       957             Performance Food Group Co.*                  31,600
     3,232             Supervalu, Inc. ....................         67,355
    14,466             SYSCO Corp. ........................        376,839
       444             United Natural Foods, Inc.* ........          8,178
                                                              ------------
                                                                   499,729
                                                              ------------
                       Food Retail (0.5%)
     2,815             7-Eleven, Inc.* ....................         21,873
     8,869             Albertson's, Inc. ..................        249,928
     1,350             Casey's General Stores, Inc. .......         15,457
       968             Great Atlantic & Pacific Tea
                         Co., Inc.* .......................         11,897
    17,317             Kroger Co.* ........................        337,335


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
       787             Pathmark Stores Inc.* ..............   $    12,938
     1,210             Ruddick Corp. ......................        19,662
    10,540             Safeway Inc.* ......................       293,223
       703             Weis Markets, Inc. .................        25,554
     1,325             Whole Foods Market, Inc.* ..........        58,128
       587             Wild Oats Markets, Inc.* ...........         6,562
     3,429             Winn-Dixie Stores, Inc. ............        54,007
                                                              -----------
                                                                1,106,564
                                                              -----------
                       Food: Major Diversified (1.4%)
     8,945             Campbell Soup Co. ..................       208,418
     1,126             Del Monte Foods Co.* ...............        11,237
     1,328             Dole Food Co., Inc. ................        39,760
     7,989             General Mills, Inc. ................       331,144
     7,640             Heinz (H.J.) Co. ...................       293,758
     8,922             Kellogg Co. ........................       307,274
     6,106             Kraft Foods Inc. (Class A) .........       225,922
    38,557             PepsiCo, Inc. ......................     1,655,638
    17,108             Sara Lee Corp. .....................       320,604
                                                              -----------
                                                                3,393,755
                                                              -----------
                       Food: Meat/Fish/Dairy (0.3%)
    11,715             ConAgra Foods Inc. .................       294,164
     2,068             Dean Foods Co.* ....................        68,947
       768             Dreyer's Grand Ice Cream,
                         Inc. .............................        51,425
     3,382             Hormel Foods Corp. .................        79,917
       656             Pilgrim's Pride Corp.
                         (Class B) ........................         6,626
        40             Seaboard Corp. .....................        11,640
     2,592             Smithfield Foods, Inc.* ............        47,667
     7,708             Tyson Foods, Inc. (Class A) ........        97,506
                                                              -----------
                                                                  657,892
                                                              -----------
                       Food: Specialty/Candy (0.4%)
       458             American Italian Pasta Co.
                         (Class A)* .......................        18,934
        49             Farmer Brothers Co. ................        16,415
       805             Flowers Foods Inc.* ................        15,979
     1,406             Fresh Del Monte Produce,
                         Inc.* ............................        34,475
       878             Hain Celestial Group, Inc.* ........        13,073
     2,977             Hershey Foods Corp. ................       233,575
       485             International Multifoods
                         Corp.* ...........................        11,252
     1,317             Interstate Bakeries Corp. ..........        34,295



    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
       206               J & J Snack Foods* .................   $     8,230
       874               Lancaster Colony Corp. .............        32,661
       783               Lance, Inc. ........................         9,787
     3,360               McCormick & Co., Inc.
                           (Non-Voting) .....................        76,440
     1,733               NBTY, Inc.* ........................        26,532
       546               Ralcorp Holdings, Inc.* ............        13,541
       335               Riviana Foods, Inc. ................         8,140
     1,236               Tootsie Roll Industries, Inc. ......        45,732
     4,914               Wrigley (Wm.) Jr. Co. ..............       251,351
                                                                -----------
                                                                    850,412
                                                                -----------
                         Forest Products (0.1%)
     2,686               Louisiana-Pacific Corp. ............        21,273
       693               Rayonier Inc. ......................        34,373
       629               Universal Forest Products,
                           Inc. .............................        11,951
     4,764               Weyerhaeuser Co. ...................       279,885
                                                                -----------
                                                                    347,482
                                                                -----------
                         Gas Distributors (0.4%)
     1,493               AGL Resources, Inc. ................        33,921
     1,058               Atmos Energy Corp. .................        22,482
     8,484               Dynegy, Inc. (Class A) .............        20,362
       823               Energen Corp. ......................        20,328
     1,685               Equitable Resources, Inc. ..........        57,610
     3,069               KeySpan Corp. ......................       107,108
     2,664               Kinder Morgan, Inc. ................       110,849
       437               Laclede Group, Inc (The) ...........         9,972
     1,759               MDU Resources Group, Inc. ..........        39,683
     2,144               National Fuel Gas Co. ..............        41,444
       723               New Jersey Resources Corp...........        21,835
     1,248               Nicor Inc. .........................        33,696
     4,526               NiSource Inc. ......................        89,615
       687               Northwest Natural Gas Co. ..........        19,305
       619               Northwestern Corp. .................         7,156
       377               NUI Corp. ..........................         7,227
     1,508               ONEOK, Inc. ........................        27,898
       948               Peoples Energy Corp. ...............        33,284
       820               Piedmont Natural Gas Co.,
                           Inc. .............................        27,716
     1,936               Questar Corp. ......................        43,754
     5,027               Sempra Energy ......................       106,572
       355               South Jersey Industries, Inc. ......        11,253
     1,465               Southern Union Co.* ................        20,510
       857               Southwest Gas Corp. ................        18,725




                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      1,122            Southwestern Energy Co.* ...........   $     12,118
        757            UGI Corp. ..........................         23,467
      1,794            Vectren Corp. ......................         42,518
      1,249            WGL Holdings Inc. ..................         30,488
                                                              ------------
                                                                 1,040,896
                                                              ------------
                       Home Building (0.2%)
        207            Beazer Homes USA Inc.* .............         12,909
      1,455            Centex Corp. .......................         69,767
      3,271            Clayton Homes, Inc. ................         44,813
      3,456            D.R. Horton, Inc. ..................         76,723
        779            Fleetwood Enterprises, Inc. ........          3,233
      1,158            KB HOME ............................         53,511
      1,549            Lennar Corp. .......................         78,612
        634            M.D.C. Holdings, Inc. ..............         26,374
        180            NVR, Inc.* .........................         51,930
        637            Palm Harbor Homes, Inc.* ...........         10,600
      1,434            Pulte Homes, Inc. ..................         68,717
        630            Ryland Group, Inc. (The) ...........         25,767
        199            Skyline Corp. ......................          6,458
        698            Standard Pacific Corp. .............         18,322
      1,668            Toll Brothers, Inc.* ...............         38,114
                                                              ------------
                                                                   585,850
                                                              ------------
                       Home Furnishings (0.2%)
        920            Ethan Allen Interiors, Inc. ........         28,722
      1,355            Furniture Brands International,
                         Inc.* ............................         34,417
      1,551            La-Z-Boy, Inc. .....................         34,742
      4,275            Leggett & Platt, Inc. ..............         96,145
        318            Libbey, Inc. .......................          9,445
      1,556            Mohawk Industries, Inc.* ...........         73,910
      5,821            Newell Rubbermaid, Inc. ............        175,096
        394            Oneida Ltd. ........................          6,363
      1,511            Tupperware Corp. ...................         26,216
                                                              ------------
                                                                   485,056
                                                              ------------
                       Home Improvement Chains (1.0%)
      1,852            Fastenal Co. .......................         70,506
     51,354            Home Depot, Inc. (The) .............      1,585,812
     16,939            Lowe's Companies, Inc. .............        641,141
                                                              ------------
                                                                 2,297,459
                                                              ------------
                       Hospital/Nursing Management (0.5%)
      2,765            Beverly Enterprises, Inc.* .........          8,765
     11,210            HCA Inc. ...........................        526,870




    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
     5,262             Health Management
                         Associates, Inc. (Class A)*.......   $    106,450
     1,325             Orthodontic Centers of
                         America, Inc.* ...................         18,616
       566             Sunrise Assisted Living, Inc.*......         14,303
    10,659             Tenet Healthcare Corp.* ............        507,901
     1,724             Triad Hospitals, Inc.* .............         68,926
     2,469             US Oncology, Inc.* .................         18,073
                                                              ------------
                                                                 1,269,904
                                                              ------------
                       Hotels/Resorts/Cruiselines (0.3%)
       390             Boca Resorts, Inc. (Class A)*.......          4,746
    12,790             Carnival Corp. .....................        338,935
     1,011             Choice Hotels International,
                         Inc.* ............................         20,746
     2,560             Extended Stay America, Inc.*........         35,840
     8,080             Hilton Hotels Corp. ................         98,738
       779             Marcus Corp. (The) .................         11,529
     5,296             Marriott International, Inc.
                         (Class A) ........................        177,416
     1,157             Prime Hospitality Corp.* ...........         11,396
     4,348             Starwood Hotels & Resorts
                         Worldwide, Inc. ..................        111,744
       751             Vail Resorts, Inc.* ................         12,880
                                                              ------------
                                                                   823,970
                                                              ------------
                       Household/Personal Care (2.3%)
     1,382             Alberto-Culver Co. (Class B) .......         65,659
     5,156             Avon Products, Inc. ................        238,517
       980             Church & Dwight Co., Inc. ..........         27,469
     5,023             Clorox Co. (The) ...................        193,385
    11,931             Colgate-Palmolive Co. ..............        612,657
     2,255             Dial Corp. (The) ...................         45,145
     2,814             Estee Lauder Companies, Inc.
                         (The) (Class A) ..................         85,320
    23,046             Gillette Co. (The) .................        757,752
     2,339             International Flavors &
                         Fragrances, Inc. .................         71,550
    11,315             Kimberly-Clark Corp. ...............        690,781
       865             Nu Skin Enterprises, Inc.
                         (Class A) ........................          7,889
     1,595             Playtex Products, Inc.* ............         17,864
    28,341             Procter & Gamble Co. (The) .........      2,522,066
                                                              ------------
                                                                 5,336,054
                                                              ------------



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued



    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
                       Industrial Conglomerates (4.2%)
    8,491              3M Co. .............................   $  1,068,423
  216,717              General Electric Co.** .............      6,978,287
   17,830              Honeywell International, Inc. ......        576,979
    3,685              Ingersoll Rand Co. (Class A)
                         (Bermuda) ........................        141,467
    1,979              ITT Industries, Inc. ...............        126,419
      900              SPX Corp.* .........................         94,050
    3,051              Textron, Inc. ......................        120,209
   10,312              United Technologies Corp. ..........        716,684
                                                              ------------
                                                                 9,822,518
                                                              ------------
                       Industrial Machinery (0.4%)
      204              Actuant Corp. (Class A) ............          7,599
      235              CIRCOR International, Inc. .........          3,960
    1,244              Flowserve Corp.* ...................         21,459
    1,108              Graco Inc. .........................         27,700
      777              IDEX Corp. .........................         24,204
    6,676              Illinois Tool Works Inc. ...........        440,549
      794              Kennametal, Inc. ...................         25,757
    1,077              Lincoln Electric Holdings, Inc.              24,889
    1,600              McDermott International,
                         Inc.* ............................          7,504
      871              Milacron Inc. ......................          6,611
      862              Nordson Corp. ......................         20,774
    2,567              Parker-Hannifin Corp. ..............        103,347
      456              Regal-Beloit Corp. .................          8,504
      301              Robbins & Myers, Inc. ..............          6,237
      794              Roper Industries, Inc. .............         23,621
      503              Tecumseh Products Co.
                         (Class A) ........................         26,272
      261              Tennant Co. ........................          9,814
    1,025              Wabtec Corp. .......................         12,823
    1,184              Walter Industries, Inc. ............         14,800
      684              Watts Industries, Inc. .............         12,107
      296              Woodward Governor Co. ..............         15,143
                                                              ------------
                                                                   843,674
                                                              ------------
                       Industrial Specialties (0.4%)
      619              Brady (W.H.) Co. (Class A) .........         17,022
      939              Buckeye Technologies Inc.* .........          7,634
      644              Cabot Microelectronics
                         Corp.* ...........................         27,267
      469              CUNO, Inc.* ........................         15,318
    1,049              Donaldson Co., Inc. ................         35,162
    2,812              Ecolab, Inc. .......................        129,211




    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      925              Ferro Corp. ........................   $     26,732
      700              Fuller (H.B.) Co. ..................         18,942
    1,188              GrafTech International Ltd. ........          9,445
      452              Ionics, Inc.* ......................         10,057
      811              MacDermid, Inc. ....................         16,220
    1,150              Millipore Corp.* ...................         38,065
      321              Mine Safety Appliances Co. .........         11,877
      534              Minerals Technologies, Inc. ........         19,945
    1,022              Omnova Solutions, Inc. .............          5,825
    3,681              PPG Industries, Inc. ...............        211,289
      412              Rogers Corp.* ......................         10,630
    2,725              RPM, Inc. ..........................         39,022
    3,328              Sherwin-Williams Co. ...............         95,613
      651              Spartech Corp. .....................         14,869
      799              Symyx Technologies, Inc.* ..........          7,191
    1,271              Valspar Corp. (The) ................         51,653
      399              WD-40 Co. ..........................          9,883
                                                              ------------
                                                                   828,872
                                                              ------------
                       Information Technology
                         Services (0.5%)
    1,117              American Management
                         Systems, Inc.* ...................         15,135
      659              CACI International Inc.
                         (Class A)* .......................         22,591
    1,492              CIBER, Inc.* .......................          8,579
    4,508              Citrix Systems, Inc.* ..............         24,839
      164              Cognizant Technology
                         Solutions Corp.* .................          9,598
    3,726              Computer Sciences Corp.* ...........        137,862
      994              Documentum, Inc.* ..................         16,100
   10,446              Electronic Data Systems
                         Corp. ............................        384,099
    2,284              Henry (Jack) & Associates,
                         Inc. .............................         32,593
    7,986              Infonet Services Corp.
                         (Class B)* .......................         20,684
    2,982              J.D. Edwards & Co.* ................         33,160
      633              JDA Software Group, Inc.* ..........          8,862
    1,879              Keane, Inc.* .......................         15,502
      695              Manhattan Associates, Inc.* ........         15,458
      392              MICROS Systems, Inc.* ..............          9,918
    1,217              National Instruments Corp.* ........         33,017
    6,772              PeopleSoft, Inc.* ..................        121,761
    2,521              Perot Systems Corp.
                         (Class A)* .......................         26,949


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      1,665            Reynolds & Reynolds Co.
                         (The) (Class A) .....................   $     41,458
      1,110            Sykes Enterprises, Inc.* ..............          7,226
      1,003            Syntel, Inc.* .........................         11,813
        813            Systems & Computer
                         Technology Corp.* ...................          6,878
      7,730            Unisys Corp.* .........................         58,130
      1,992              Wind River Systems, Inc.* ...........          9,263
                                                                 ------------
                                                                    1,071,475
                                                                 ------------
                       Insurance Brokers/Services (0.4%)
      5,932            AON Corp. .............................        140,885
      1,552            Brown & Brown, Inc. ...................         44,651
        796            CCC Information Services
                         Group, Inc.* ........................          9,441
      2,021            ChoicePoint Inc.* .....................         84,660
        284            CorVel Corp.* .........................          8,406
      1,189            Crawford & Co. (Class B) ..............          9,215
      1,969            Gallagher (Arthur J.) & Co. ...........         57,908
        764            Hilb, Rogal & Hamilton Co. ............         32,890
     11,943            Marsh & McLennan
                         Companies, Inc. .....................        572,070
                                                                 ------------
                                                                      960,126
                                                                 ------------
                       Integrated Oil (3.5%)
     1,940             Amerada Hess Corp. ....................        132,696
    23,279             ChevronTexaco Corp. ...................      1,745,925
    13,666             Conoco Inc. ...........................        329,624
   147,898             Exxon Mobil Corp. .....................      5,436,730
     1,100             Murphy Oil Corp. ......................         91,465
     8,348             Phillips Petroleum Co. ................        432,009
     1,344             Pure Resources, Inc.* .................         24,273
                                                                 ------------
                                                                    8,192,722
                                                                 ------------
                       Internet Retail (0.1%)
       684             1-800-FLOWERS.COM, Inc.* ..............          4,863
     8,179             Amazon.com, Inc.* .....................        118,260
                                                                 ------------
                                                                      123,123
                                                                 ------------
                       Internet Software/Services (0.3%)
     1,251             Agile Software Corp.* .................          7,456
       594             Alloy, Inc.* ..........................          5,803
     6,762             Ariba, Inc.* ..........................         16,161
     9,384             BEA Systems, Inc.* ....................         52,081
     1,628             Borland Software Corp.* ...............         14,098
     3,567             CNET Networks, Inc.* ..................          4,102




    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      764              Digital Insight Corp.* ................   $     10,482
    3,294              Earthlink, Inc.* ......................         15,087
    4,035              Internap Network Services
                         Corp.* ..............................            650
    1,125              Internet Security Systems,
                         Inc.* ...............................         18,562
    2,706              Interwoven, Inc. ......................          6,549
    3,756              KPMG Consulting, Inc.* ................         39,588
    2,713              Liberate Technologies, Inc.* ..........          6,511
      342              Lionbridge Technologies,
                         Inc.* ...............................            424
    4,126              Openwave Systems Inc.* ................          4,126
    1,383              Overture Services, Inc.* ..............         31,602
      925              Progress Software Corp.* ..............         12,885
    4,170              RealNetworks, Inc.* ...................         17,097
    1,293              Retek, Inc.* ..........................          8,366
    1,533              S1 Corp.* .............................          6,117
   10,327              Siebel Systems, Inc.* .................         97,074
    1,663              SonicWALL, Inc.* ......................          7,849
    5,760              VeriSign, Inc.* .......................         36,864
    6,323              Vignette Corp.* .......................          8,979
      986              WebEx Communications,
                         Inc.* ...............................         13,331
    1,269              webMethods, Inc.* .....................         11,155
   13,038              Yahoo! Inc.* ..........................        171,710
                                                                 ------------
                                                                      624,709
                                                                 ------------
                       Investment Banks/Brokers (1.5%)
    4,509              AmeriTrade Holding Corp.
                         (Class A)* ..........................         15,781
    2,174              Bear Stearns Companies, Inc.
                         (The) ...............................        130,918
    8,637              E*TRADE Group, Inc.* ..................         34,116
    1,961              Edwards (A.G.), Inc. ..................         67,458
      208              eSPEED, Inc (Class A)* ................          1,685
   10,335              Goldman Sachs Group, Inc.
                         (The) ...............................        756,005
    1,155              Investment Technology Group,
                         Inc.* ...............................         39,120
      663              Jefferies Group, Inc. .................         26,454
    3,285              Knight Trading Group, Inc.* ...........         13,436
    1,506              LaBranche & Co., Inc.* ................         30,150
    1,592              Legg Mason, Inc. ......................         67,883
    5,322              Lehman Brothers Holdings,
                         Inc. ................................        301,811



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
    18,813             Merrill Lynch & Co., Inc. ........   $    670,683
    24,023             Morgan Stanley (Note 4) ..........        969,328
     1,154             Raymond James Financial,
                         Inc. ...........................         31,389
    29,905             Schwab (Charles) Corp. (The)......        267,650
       459             SWS Group, Inc. ..................          5,168
                                                            ------------
                                                               3,429,035
                                                            ------------
                       Investment Managers (0.3%)
       528             Affiliated Managers Group,
                         Inc.* ..........................         24,932
     1,809             Alliance Capital Management
                         Holding L.P. ...................         52,461
     1,693             Eaton Vance Corp.
                         (Non-Voting) ...................         45,305
     2,726             Federated Investors, Inc.
                         (Class B) ......................         77,473
     5,711             Franklin Resources, Inc. .........        196,059
     2,268             John Nuveen Co. (The)
                         (Class A) ......................         49,941
     1,673             Neuberger Berman Inc. ............         50,993
     3,003             Price (T.) Rowe Group, Inc. ......         81,171
     5,353             Stilwell Financial, Inc. .........         72,533
     1,945             Waddell & Reed Financial, Inc.
                         (Class A) ......................         34,893
       114             Westwood Holdings Group,
                         Inc.* ..........................          1,529
                                                            ------------
                                                                 687,290
                                                            ------------
                       Investment Trusts/Mutual
                         Funds (0.0%)
     1,046             Hugoton Royalty Trust ............         10,648
                                                            ------------
                       Life/Health Insurance (0.7%)
    11,298             AFLAC, Inc. ......................        354,870
       646             American National Insurance
                         Co. ............................         55,233
       785             AmerUs Group Co. .................         25,026
       549             Delphi Financial Group, Inc.
                         (Class A) ......................         21,878
       675             FBL Financial Group, Inc.
                         (Class A) ......................         14,033
     1,154             Great American Financial
                         Resources, Inc. ................         16,560
     3,276             Jefferson-Pilot Corp. ............        142,342




    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
       249             Kansas City Life Insurance Co.       $      9,088
     4,078             Lincoln National Corp. ...........        149,622
    15,384             MetLife, Inc. ....................        433,675
        85             National Western Life
                         Insurance Co. (Class A)* .......          9,216
       766             Presidential Life Corp. ..........         13,673
     1,629             Protective Life Corp. ............         52,128
     1,172             Reinsurance Group of
                         America, Inc. ..................         34,808
       711             StanCorp Financial Group, Inc.             39,660
     1,131             The MONY Group Inc.* .............         34,416
     2,648             Torchmark Corp. ..................         95,964
     1,024             UICI * ...........................         17,306
     5,298             UnumProvident Corp. ..............        108,397
                                                            ------------
                                                               1,627,895
                                                            ------------
                       Major Banks (4.2%)
    33,569             Bank of America Corp. ............      2,232,338
    15,874             Bank of New York Co., Inc.
                         (The) ..........................        508,285
    25,597             Bank One Corp. ...................        995,979
    10,451             BB&T Corp. .......................        386,896
     3,843             Comerica, Inc. ...................        223,509
    22,832             FleetBoston Financial Corp. ......        529,702
     5,392             Huntington Bancshares, Inc. ......        106,438
     9,289             KeyCorp ..........................        243,929
     9,618             Mellon Financial Corp. ...........        255,646
    13,279             National City Corp. ..............        410,321
     6,193             PNC Financial Services Group,
                         Inc. ...........................        261,035
     2,978             Popular, Inc. ....................        104,170
     7,561             SouthTrust Corp. .................        190,840
     6,242             SunTrust Banks, Inc. .............        410,724
     3,421             UnionBanCal Corp. ................        148,369
    29,846             Wachovia Corp. ...................      1,068,487
    37,305             Wells Fargo & Co. ................      1,897,332
                                                            ------------
                                                               9,974,000
                                                            ------------
                       Major Telecommunications (2.7%)
     6,781             ALLTEL Corp. .....................        274,766
    82,838             AT&T Corp. .......................        843,291
    40,877             BellSouth Corp. ..................      1,097,547
     5,323             BroadWing Inc.* ..................         10,806
    72,840             SBC Communications, Inc. .........      2,014,754
    19,432             Sprint Corp. (FON Group) .........        181,689



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Portfolio of Investments o July 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
    59,382             Verizon Communications Inc.........   $ 1,959,606
     3,099             Worldcom Inc. - MCI Group .........           666
                                                             -----------
                                                               6,383,125
                                                             -----------
                       Managed Health Care (0.8%)
     3,182             Aetna Inc. ........................       138,990
       658             AmeriPath, Inc.* ..................        10,699
     2,244             Anthem, Inc.* .....................       152,323
     5,378             Caremark Rx, Inc.* ................        84,435
     3,072             CIGNA Corp. .......................       276,480
     1,395             Coventry Health Care, Inc.* .......        42,059
     2,383             First Health Group Corp.* .........        59,909
     3,002             Health Net Inc.* ..................        67,185
     4,009             Humana, Inc.* .....................        49,351
     1,152             Mid Atlantic Medical Services,
                         Inc.* ...........................        37,509
     2,080             Oxford Health Plans, Inc.* ........        89,482
       880             PacifiCare Health Systems,
                         Inc.* ...........................        21,648
       831             Sierra Health Services, Inc.*......        18,905
       888             Trigon Healthcare, Inc.* ..........        90,318
     6,715             UnitedHealth Group Inc. ...........       588,637
     3,162             WellPoint Health Networks,
                         Inc.* ...........................       226,083
                                                             -----------
                                                               1,954,013
                                                             -----------
                       Marine Shipping (0.0%)
       962             Alexander & Baldwin, Inc. .........        23,492
       629             Kirby Corp.* ......................        14,341
       894             Overseas Shipholding Group,
                         Inc. ............................        17,808
                                                             -----------
                                                                  55,641
                                                             -----------
                       Media Conglomerates (1.4%)
    97,102             AOL Time Warner Inc.* .............     1,116,673
    44,499             Disney (Walt) Co. (The) ...........       788,967
    38,545             Viacom, Inc. (Class B)
                         (Non-Voting)* ...................     1,500,171
                                                             -----------
                                                               3,405,811
                                                             -----------
                       Medical Distributors (0.5%)
     2,287             AmerisourceBergen Corp. ...........       153,206
     1,712             Andrx Group * .....................        37,989
     9,850             Cardinal Health, Inc. .............       567,360
     1,014             Henry Schein, Inc.* ...............        43,561
     6,269             McKesson Corp. ....................       206,375



    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
       885             Owens & Minor, Inc. ...............   $    13,054
     1,648             Patterson Dental Co.* .............        76,269
       354             PolyMedica Corp.* .................        11,583
     1,198             Priority Healthcare Corp.
                         (Class B)* ......................        25,086
     1,692             PSS World Medical, Inc.* ..........         9,137
       655             Syncor International Corp.* .......        19,244
                                                             -----------
                                                               1,162,864
                                                             -----------
                       Medical Specialties (1.7%)
       691             Advanced Medical Optics,
                         Inc.* ...........................         7,048
       339             Analogic Corp. ....................        13,797
     2,578             Apogent Technologies Inc.* ........        50,013
     3,430             Applera Corp. - Applied
                         Biosystems Group ................        64,004
       519             Arrow International, Inc. .........        19,530
       572             ArthroCare Corp.* .................         7,350
     1,237             Bard (C.R.), Inc. .................        66,885
     1,274             Bausch & Lomb, Inc. ...............        42,144
    13,108             Baxter International, Inc. ........       523,140
     1,471             Beckman Coulter, Inc. .............        57,663
     5,634             Becton, Dickinson & Co. ...........       163,724
       594             Bio-Rad Laboratories, Inc.
                         (Class A)* ......................        24,467
     5,844             Biomet, Inc. ......................       151,535
       375             Biosite Diagnostics Inc.* .........         7,575
     8,853             Boston Scientific Corp.* ..........       265,501
       383             Cerus Corp.* ......................        10,935
       543             CONMED Corp.* .....................         9,910
       381             Cooper Companies, Inc. (The).......        16,726
       507             Cryolife, Inc.* ...................         5,009
     2,821             Cytyc Corp.* ......................        24,289
       387             Datascope Corp. ...................        10,081
     1,894             DENTSPLY International, Inc........        75,078
       728             Diagnostic Products Corp. .........        26,135
       400             Digene Corp.* .....................         2,600
     6,672             Guidant Corp.* ....................       232,186
       703             Haemonetics Corp.* ................        18,665
     1,525             Hillenbrand Industries, Inc. ......        82,441
       396             IGEN International, Inc.* .........        12,101
       535             INAMED Corp.* .....................         9,320
       822             Invacare Corp. ....................        27,496
       768             KV Pharmaceutical Co.
                         (Class A)* ......................        16,128
    26,475             Medtronic, Inc. ...................     1,069,590


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Portfolio of Investments o July 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      615              Mentor Corp. .......................   $     19,569
      443              Molecular Devices Corp.* ...........          5,604
      610              Ocular Sciences, Inc.* .............         16,037
    2,997              Pall Corp. .........................         52,687
      821              ResMed, Inc.* ......................         22,257
      802              Respironics, Inc.* .................         25,680
    3,843              St. Jude Medical, Inc.* ............        146,034
    1,650              STERIS Corp.* ......................         34,468
    4,304              Stryker Corp.* .....................        217,868
      987              Sybron Dental Specialties,
                         Inc.* ............................         12,940
    1,428              Thoratec Corp.* ....................          9,710
    1,622              Varian Medical Systems,
                         Inc.* ............................         67,800
      382              Ventana Medical Systems,
                         Inc.* ............................          8,954
    1,305              VISX, Inc.* ........................         10,636
      308              Vital Signs, Inc. ..................         10,361
      268              West Pharmaceutical
                         Services, Inc. ...................          7,000
    4,235              Zimmer Holdings, Inc.* .............        157,669
      229              Zoll Medical Corp.* ................          7,360
                                                              ------------
                                                                 3,945,700
                                                              ------------
                       Medical/Nursing Services (0.0%)
    1,961              DaVita, Inc.* ......................         46,280
    1,776              Hooper Holmes, Inc. ................         10,443
      581              Pediatrix Medical Group,
                         Inc.* ............................         17,314
    1,256              Renal Care Group, Inc.* ............         40,694
                                                              ------------
                                                                   114,731
                                                              ------------
                       Metal Fabrications (0.1%)
      664              Commercial Metals Co. ..............         12,397
      463              Gibraltar Steel Corp. ..............          9,617
    1,013              Harsco Corp. .......................         29,742
      817              Kaydon Corp. .......................         17,492
      884              Maverick Tube Corp.* ...............          9,211
      795              Mueller Industries, Inc.* ..........         20,511
      324              Penn Engineering &
                         Manufacturing Corp. ..............          4,325
    1,233              Precision Castparts Corp. ..........         32,305
      346              SPS Technologies, Inc.* ............         10,449
    1,422              Timken Co. (The) ...................         28,383
                                                              ------------
                                                                   174,432
                                                              ------------



    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
                       Miscellaneous Commercial
                         Services (0.2%)
    1,232              ABM Industries Inc. ................   $     20,328
      283              Bright Horizons Family
                         Solutions, Inc.* .................          7,754
    2,178              Century Business Services,
                         Inc.* ............................          6,708
    2,110              Copart, Inc.* ......................         28,063
      106              Corporate Executive Board
                         Co.* .............................          3,202
      383              Costar Group, Inc.* ................          8,043
    2,397              Exult Inc.* ........................          6,951
      868              Fair, Isaac & Co., Inc. ............         30,944
      559              Forrester Research, Inc.* ..........          8,050
      976              Freemarkets, Inc.* .................          6,588
      466              G & K Services, Inc. (Class A)......         14,055
    2,319              Gartner, Inc. (Class B)* ...........         18,923
      654              Global Imaging Systems,
                         Inc.* ............................         13,178
    3,400              IKON Office Solutions, Inc. ........         30,940
      428              InterCept, Inc. (The)* .............          8,539
    2,041              Iron Mountain Inc.* ................         60,720
      570              Learning Tree International,
                         Inc.* ............................          8,938
      560              MAXIMUS, Inc.* .....................         13,283
      627              Metro One
                         Telecommunications, Inc.*.........          9,311
    1,213              Pegasystems Inc.* ..................          9,886
    1,413              Pittston Brink's Group .............         32,117
    1,228              PRG-Schultz International* .........         13,226
      645              ProBusiness Services, Inc. .........          6,321
      620              ProQuest Co.* ......................         18,290
      431              SOURCECORP, Inc.* ..................          9,124
      347              StarTek, Inc.* .....................          7,807
      988              Sylvan Learning Systems,
                         Inc.* ............................         14,474
    1,960              TeleTech Holdings, Inc.* ...........         11,113
    2,113              Viad Corp. .........................         48,240
      687              Wackenhut Corrections
                         Corp.* ...........................          9,034
                                                              ------------
                                                                   484,150
                                                              ------------
                       Miscellaneous Manufacturing (0.3%)
      874              Ametek, Inc. .......................         28,728
      790              Carlisle Co., Inc. .................         34,104
    1,418              Crane Co. ..........................         32,586



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      3,292            Danaher Corp. .....................   $    204,269
        603            Dionex Corp.* .....................         15,383
      4,422            Dover Corp. .......................        129,786
      1,208            Federal Signal Corp. ..............         25,271
      1,305            Pentair, Inc. .....................         53,074
        609            Smith (A.O.) Corp. ................         17,509
        312            Standex International Corp. .......          6,540
        924            Teleflex, Inc. ....................         45,590
      1,020            Tredegar Corp. ....................         17,850
      2,142            U.S. Industries, Inc.* ............          5,184
        581            Valmont Industries, Inc. ..........         12,637
        842            Varian, Inc.* .....................         26,818
                                                             ------------
                                                                  655,329
                                                             ------------
                       Motor Vehicles (0.6%)
    39,531             Ford Motor Co. ....................        532,483
    12,231             General Motors Corp. ..............        569,353
     6,600             Harley-Davidson, Inc. .............        312,576
                                                             ------------
                                                                1,414,412
                                                             ------------
                       Movies/Entertainment (0.2%)
       606             AMC Entertainment, Inc.* ..........          5,745
     1,362             Cedar Fair, L.P. ..................         31,122
     1,746             Crown Media Holdings, Inc.
                         (Class A)* ......................         10,912
     6,595             Fox Entertainment Group, Inc.
                         (Class A)* ......................        131,570
       895             Gaylord Entertainment Co.* ........         18,007
     1,264             International Speedway Corp.
                         (Class A) .......................         47,059
     5,633             Metro-Goldwyn-Mayer Inc.* .........         60,555
     1,156             Pixar, Inc.* ......................         50,852
     2,403             Six Flags, Inc.* ..................         36,093
     1,092             Speedway Motorsports, Inc.*........         25,880
                                                             ------------
                                                                  417,795
                                                             ------------
                       Multi-Line Insurance (1.9%)
    56,981             American International Group,
                         Inc. ............................      3,642,226
     4,876             CNA Financial Corp.* ..............        123,460
     5,396             Hartford Financial Services
                       Group, Inc. (The) .................        273,038
     1,537             HCC Insurance Holdings, Inc........         34,659
     1,106             Horace Mann Educators
                         Corp. ...........................         18,857




    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
     4,122             Loews Corp. .......................   $    195,548
       628             Nationwide Financial Services,
                         Inc. (Class A) ..................         19,393
     3,118             Safeco Corp. ......................         98,965
     1,648             Unitrin, Inc. .....................         56,807
       432             Zenith National Insurance
                         Corp. ...........................         11,880
                                                             ------------
                                                                4,474,833
                                                             ------------
                       Office Equipment/Supplies (0.2%)
     2,396             Avery Dennison Corp. ..............        149,055
     1,394             Hon Industries, Inc. ..............         37,624
     1,097             Kimball International, Inc.
                         (Class B) .......................         14,842
     1,800             Miller (Herman), Inc. .............         30,510
     5,247             Pitney Bowes, Inc. ................        204,633
       843             Steelcase, Inc. (Class A) .........         11,372
                                                             ------------
                                                                  448,036
                                                             ------------
                       Oil & Gas Pipelines (0.2%)
       733             Buckeye Partners, L.P. ............         25,985
    12,429             El Paso Corp. .....................        179,599
     2,388             Enterprise Products Partners
                         L.P. ............................         48,094
       603             Plains All American Pipeline,
                         L.P. ............................         15,606
       379             TC Pipelines, L.P. ................          9,475
       898             TEPPCO Partners, L.P. .............         26,626
       882             Western Gas Resources, Inc.........         27,580
    12,551             Williams Companies, Inc.
                         (The) ...........................         37,025
                                                             ------------
                                                                  369,990
                                                             ------------
                       Oil & Gas Production (0.8%)
     5,415             Anardarko Petroleum Corp. .........        235,552
     3,133             Apache Corp. ......................        161,349
       671             Berry Petroleum Co. (Class A)......         10,568
     1,034             Brown (Tom), Inc.* ................         23,782
     4,387             Burlington Resources, Inc. ........        160,345
       790             Cabot Oil & Gas Corp.
                         (Class A) .......................         16,511
     4,173             Chesapeake Energy Corp.* ..........         22,326
     1,059             Denbury Resources Inc.* ...........          9,870
     3,409             Devon Energy Corp. ................        142,087
     2,531             EOG Resources, Inc. ...............         86,788
       482             Evergreen Resources, Inc.* ........         16,990



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
    1,111              Forest Oil Corp.* ...................   $     25,386
      801              Houston Exploration Co.
                         (The)* ............................         23,069
    2,186              Kerr-McGee Corp. ....................        102,239
    1,138              Newfield Exploration Co.* ...........         35,893
    1,345              Noble Energy, Inc. ..................         41,816
    8,177              Occidental Petroleum Corp. ..........        221,515
    4,156              Ocean Energy, Inc. ..................         82,704
      640              Patina Oil & Gas Corp. ..............         15,008
    2,630              Pioneer Natural Resources
                         Co.* ..............................         63,672
      452              Plains Resources, Inc.* .............         10,825
    1,275              Pogo Producing Co. ..................         39,525
      717              Spinnaker Exploration Co.* ..........         20,176
      780              St. Mary Land & Exploration
                         Co. ...............................         15,912
      694              Stone Energy Corp.* .................         23,582
      646              Swift Energy Co.* ...................          8,566
      940              Unit Corp.* .........................         14,758
    5,334              Unocal Corp. ........................        174,208
    1,679              Vintage Petroleum, Inc. .............         14,742
    1,238              Westport Resources Corp.* ...........         18,137
    2,938              XTO Energy Inc. .....................         52,737
                                                               ------------
                                                                  1,890,638
                                                               ------------
                       Oil Refining/Marketing (0.2%)
    1,703              Ashland, Inc. .......................         60,746
      671              Frontier Oil Corp. ..................          9,662
    6,754              Marathon Oil Corp. ..................        163,717
    2,044              Pennzoil-Quaker State Co. ...........         44,191
    1,798              Sunoco, Inc. ........................         63,901
    1,068              Tesoro Petroleum Corp.* .............          4,486
    2,525              Valero Energy Corp. .................         86,001
                                                               ------------
                                                                    432,704
                                                               ------------
                       Oilfield Services/Equipment (0.7%)
    7,356              Baker Hughes Inc. ...................        197,141
    3,416              BJ Services Co.* ....................        108,936
      859              Cal Dive International, Inc.* .......         16,476
      391              Carbo Ceramics, Inc. ................         13,098
    1,282              Cooper Cameron Corp.* ...............         55,113
      435              Dril-Quip, Inc.* ....................          7,699
    1,403              FMC Technologies, Inc.* .............         25,955
    2,468              Global Industries Ltd.* .............         11,871
    2,600              Grant Prideco, Inc.* ................         25,974
    9,500              Halliburton Co. .....................        125,400




    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
    1,650              Hanover Compressor Co.* .............   $     14,536
    1,337              Input/Output, Inc.* .................          9,493
    2,574              Key Energy Services, Inc.* ..........         20,695
    1,922              National-Oilwell, Inc.* .............         33,212
      545              Oceaneering International,
                         Inc.* .............................         11,309
      530              Offshore Logistics, Inc.* ...........          9,847
    1,262              Oil States International Inc.* ......         13,869
      682              RPC, Inc. ...........................          9,275
   12,585              Schlumberger Ltd. ...................        540,148
      524              SEACOR Holdings, Inc.* ..............         20,813
    2,348              Smith International, Inc.* ..........         74,220
    1,850              Superior Energy Services,
                         Inc.* .............................         15,096
    1,439              Tidewater, Inc. .....................         38,738
    2,281              Varco International, Inc.* ..........         34,694
      832              Veritas DGC Inc.* ...................         10,250
      589              W-H Energy Services Inc.* ...........          9,960
    2,609              Weatherford International Ltd.
                         (Bermuda)* ........................        105,821
                                                               ------------
                                                                  1,559,639
                                                               ------------
                       Other Consumer Services (0.7%)
    3,766              Apollo Group, Inc. (Class A)*........        147,815
      755              Bally Total Fitness Holding
                         Corp.* ............................         11,151
    4,002              Block (H.&R.), Inc. .................        193,217
    1,108              Career Education Corp.* .............         48,907
   22,747              Cendant Corp.* ......................        314,364
      966              Central Parking Corp. ...............         20,334
      313              Chemed Corp. ........................         10,454
      465              Coinstar, Inc.* .....................         13,029
    1,128              Corinthian Colleges, Inc.* ..........         35,588
    1,702              DeVry, Inc.* ........................         33,614
    6,110              eBay, Inc.* .........................        348,820
      798              Education Management
                         Corp.* ............................         31,848
    1,273              Expedia, Inc. (Class A)* ............         61,893
      244              Expedia, Inc. (Warrants) (due
                         2/4/09)* ..........................          5,441
      460              Hotels.com (Class A)* ...............         19,642
    1,240              ITT Educational Services,
                         Inc.* .............................         19,530
      569              Pre-Paid Legal Services, Inc.*.......         11,499
    5,271              Priceline.com Inc.* .................          9,751
    3,069              Protection One, Inc.* ...............          9,054



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
        935            Renaissance Learning, Inc.* ........   $     18,719
        820            Rollins, Inc. ......................         16,728
      7,430            Service Corp. International* .......         16,717
      7,318            ServiceMaster Co. (The) ............         89,280
      1,582            Sotheby's Holdings, Inc.
                         (Class A)* .......................         17,956
      2,710            Stewart Enterprises, Inc.
                         (Class A)* .......................         14,471
        199            Strayer Education, Inc. ............         11,044
      2,454            Ticketmaster (Class B) * ...........         39,657
      2,308            Weight Watchers International,
                         Inc.* ............................        100,744
                                                              ------------
                                                                 1,671,267
                                                              ------------
                       Other Consumer Specialties (0.1%)
      3,275            Fortune Brands, Inc. ...............        171,282
      1,147            Fossil, Inc.* ......................         21,151
        690            Matthews International Corp.
                         (Class A) ........................         16,215
        449            Russ Berrie & Co., Inc. ............         15,064
                                                              ------------
                                                                   223,712
                                                              ------------
                       Other Metals/Minerals (0.0%)
      1,921            Phelps Dodge Corp. .................         65,660
      2,162            USEC Inc. ..........................         15,329
                                                              ------------
                                                                    80,989
                                                              ------------
                       Packaged Software (3.5%)
      1,514            Actuate Software Corp.* ............          3,058
      5,229            Adobe Systems, Inc. ................        125,287
      6,164            Ascential Software Corp.* ..........         15,102
      2,605            Autodesk, Inc. .....................         33,578
      5,947            BMC Software, Inc.* ................         79,987
      5,811            Cadence Design Systems,
                         Inc.* ............................         72,347
     12,616            Computer Associates
                         International, Inc. ..............        117,833
      8,978            Compuware Corp.* ...................         33,308
        936            FileNET Corp.* .....................         13,012
        878            HNC Software, Inc.* ................         15,883
        873            Hyperion Solutions Corp.* ..........         17,958
      1,239            Inet Technologies, Inc.* ...........          5,204
      2,056            Informatica Corp.* .................         14,310
      4,615            Intuit Inc.* .......................        202,968
      2,803            Legato Systems, Inc.* ..............          7,568
      1,561            Macromedia, Inc.* ..................         12,410





    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
     1,294             Macrovision Corp.* .................   $     14,182
     1,748             Manugistics Group, Inc.* ...........          7,027
     1,966             Mercury Interactive Corp.* .........         50,369
     1,928             Micromuse Inc.* ....................          5,958
   118,097             Microsoft Corp.* ...................      5,666,294
     1,396             NetIQ Corp.* .......................         27,655
     3,336             Network Associates, Inc.* ..........         40,532
     9,479             Novell, Inc.* ......................         21,138
   119,749             Oracle Corp.* ......................      1,198,568
     6,821             Parametric Technology Corp.*........         21,282
       859             Phoenix Technologies Ltd.* .........          6,408
     2,264             Quest Software, Inc.* ..............         21,916
     2,615             Rational Software Corp.* ...........         17,573
     4,203             Red Hat, Inc.* .....................         19,376
       448             Roxio Inc.* ........................          2,155
     1,029             Serena Software, Inc.* .............         10,722
     2,347             Sybase Inc.* .......................         28,516
     3,102             Symantec Corp.* ....................        104,041
     5,078             TIBCO Software, Inc.* ..............         27,523
       821             Transaction Systems
                         Architects, Inc. (Class A)* ......          7,397
     8,924             VERITAS Software Corp.* ............        150,191
       905             Verity, Inc.* ......................         10,136
                                                              ------------
                                                                 8,228,772
                                                              ------------
                       Personnel Services (0.1%)
       742             Administaff, Inc.* .................          5,565
       492             CDI Corp.* .........................         13,943
       485             Gentiva Health Services, Inc........          4,025
       526             Heidrick & Struggles
                         Intenational, Inc.* ..............          8,179
       941             Kelly Services, Inc. (Class A)......         23,469
       990             Korn/Ferry International* ..........          6,979
     1,850             Manpower, Inc. .....................         69,671
     2,423             MPS Group, Inc.* ...................         12,842
       626             On Assignment, Inc.* ...............          5,002
       538             Resources Connection Inc.* .........          9,910
     4,281             Robert Half International, Inc.*             85,406
     1,603             Spherion Corp.* ....................         13,016
     2,598             TMP Worldwide, Inc.* ...............         40,113
       417             Volt Information Sciences,
                         Inc.* ............................          8,257
                                                              ------------
                                                                   306,377
                                                              ------------



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
                       Pharmaceuticals: Generic
                         Drugs (0.1%)
      1,039            Barr Laboratories, Inc.* ..........   $     63,379
      1,442            Mylan Laboratories, Inc. ..........         46,778
        778            Pharmaceutical Resources,
                         Inc.* ...........................         21,317
      2,584            Watson Pharmaceuticals,
                         Inc.* ...........................         54,445
                                                             ------------
                                                                  185,919
                                                             ------------
                       Pharmaceuticals: Major (7.4%)
    34,033             Abbott Laboratories ...............      1,409,307
    42,270             Bristol-Myers Squibb Co. ..........        990,386
    65,667             Johnson & Johnson .................      3,480,351
    24,516             Lilly (Eli) & Co. .................      1,432,225
    49,398             Merck & Co., Inc. .................      2,450,141
   136,181             Pfizer, Inc. ......................      4,405,455
    28,200             Pharmacia Corp. ...................      1,261,668
    31,972             Schering-Plough Corp. .............        815,286
    28,923             Wyeth, Inc. .......................      1,154,028
                                                             ------------
                                                               17,398,847
                                                             ------------
                       Pharmaceuticals: Other (0.3%)
     2,819             Allergan, Inc. ....................        170,521
     1,041             Cell Pathways, Inc.* ..............            979
       213             Chattem, Inc.* ....................          6,997
       390             Cima Labs, Inc.* ..................          7,761
       612             Connetics Corp.* ..................          6,732
     2,433             Endo Pharmaceuticals
                         Holdings, Inc.* .................         19,902
     3,896             Forest Laboratories, Inc.* ........        301,823
     5,408             King Pharmaceuticals, Inc.* .......        114,704
       524             Kos Pharmaceuticals, Inc.* ........          7,865
       788             Medicis Pharmaceutical Corp.
                         (Class A)* ......................         33,033
       601             Noven Pharmaceuticals, Inc.*.......          5,709
     1,922             Perrigo Co.* ......................         22,218
       499             United Therapeutics Corp.* ........          6,063
                                                             ------------
                                                                  704,307
                                                             ------------
                       Precious Metals (0.1%)
     3,422             Freeport-McMoRan Copper &
                         Gold, Inc. (Class B)* ...........         52,254
     1,842             Glamis Gold Ltd. (Canada)* ........         13,999
     1,949             Meridian Gold Inc. (Canada)*.......         27,539



    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
    8,543              Newmont Mining Corp.
                         Holding Co. .....................   $    208,449
    1,035              Stillwater Mining Co.* ............          9,832
                                                             ------------
                                                                  312,073
                                                             ------------
                       Property - Casualty Insurers (1.8%)
    2,029              21st Century Insurance
                         Group ...........................         33,884
    1,864              Alfa Corp. ........................         23,319
      171              Alleghany Corp.* ..................         32,490
    1,288              Allmerica Financial Corp. .........         35,162
   15,471              Allstate Corp. (The) ..............        588,053
    1,623              American Financial Group,
                         Inc. ............................         35,949
      375              Arch Capital Group Ltd.* ..........         10,102
      424              Argonaut Group, Inc. ..............          9,688
      287              Baldwin & Lyons, Inc.
                         (Class B) .......................          6,176
    1,140              Berkley (W.R.) Corp. ..............         40,253
       33              Berkshire Hathaway, Inc.
                         (Class A)* ......................      2,253,900
    3,739              Chubb Corp. (The) .................        242,624
    3,539              Cincinnati Financial Corp. ........        141,879
      794              Commerce Group, Inc. (The) ........         29,457
    1,563              Erie Indemnity Co. (Class A) ......         69,554
      786              Harleysville Group, Inc. ..........         20,240
    1,323              Mercury General Corp. .............         62,843
      416              Midland Co. (The) .................          9,202
    1,430              Ohio Casualty Corp.* ..............         26,913
    2,894              Old Republic International
                         Corp. ...........................         91,103
      349              Philadelphia Consolidated
                         Holding Corp.* ..................         14,040
      508              PMA Capital Corp. (Class A) .......          9,093
    4,797              Progressive Corp. (The) ...........        245,367
      288              RLI Corp. .........................         15,134
      661              Selective Insurance Group,
                         Inc. ............................         16,869
    4,543              St. Paul Companies, Inc .
                         (The) ...........................        141,787
      952              State Auto Financial Corp. ........         15,422
    1,274              Transatlantic Holdings, Inc. ......         93,193
      239              United Fire & Casualty Co. ........          8,408
                                                             ------------
                                                                4,322,104
                                                             ------------



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued



    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
                       Publishing: Books/Magazines (0.1%)
      494              Advanced Marketing Services,
                         Inc. .............................   $      7,287
      565              Information Holdings Inc.* .........         10,396
    1,454              John Wiley & Sons, Inc.
                         (Class A) ........................         32,017
    1,173              Meredith Corp. .....................         42,779
      563              Playboy Enterprises, Inc.
                         (Class B)* .......................          5,940
    5,650              PRIMEDIA Inc.* .....................          7,345
    2,367              Reader's Digest Assoc., Inc.
                         (The) (Class A) ..................         39,529
      845              Scholastic Corp.* ..................         32,947
                                                              ------------
                                                                   178,240
                                                              ------------
                       Publishing: Newspapers (0.6%)
    2,675              Belo Corp. (Series A) ..............         58,449
    2,005              Dow Jones & Co., Inc. ..............         82,606
    5,814              Gannett Co., Inc. ..................        418,085
    2,658              Hollinger International, Inc.
                         (Class A) ........................         26,580
      986              Journal Register Co.* ..............         17,965
    1,817              Knight-Ridder, Inc. ................        110,019
    1,049              Lee Enterprises, Inc. ..............         34,879
    1,102              McClatchy Co. (The) (Class A).......         61,381
      600              Media General, Inc. (Class A).......         30,468
    3,304              New York Times Co. (The)
                         (Class A) ........................        149,506
      211              Pulitzer, Inc. .....................          9,917
    1,725              Scripps (E.W.) Co. (Class A) .......        131,445
    6,565              Tribune Co. ........................        261,944
      207              Washington Post Co. (The)
                         (Class B) ........................        129,375
                                                              ------------
                                                                 1,522,619
                                                              ------------
                       Pulp & Paper (0.3%)
    1,379              Boise Cascade Corp. ................         39,977
    1,230              Bowater, Inc. ......................         56,076
    5,021              Georgia-Pacific Corp. ..............        109,960
    1,110              Glatfelter (P.H.) Co. ..............         16,484
   10,531              International Paper Co. ............        419,344
    1,410              Longview Fibre Co. .................         11,492
    4,358              MeadWestVaco Corp. .................        115,879
      730              Potlatch Corp. .....................         23,265
    1,297              Wausau-Mosinee Paper Corp...........         13,398
                                                              ------------
                                                                   805,875
                                                              ------------



    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
                       Railroads (0.4%)
    8,353              Burlington Northern Santa Fe
                         Corp. ............................   $    245,745
    4,631              CSX Corp. ..........................        160,094
      979              Florida East Coast Industries,
                         Inc. .............................         22,576
    1,448              Kansas City Southern
                         Industries, Inc.* ................         23,544
    8,463              Norfolk Southern Corp. .............        171,376
    5,492              Union Pacific Corp. ................        322,216
                                                              ------------
                                                                   945,551
                                                              ------------
                       Real Estate Development (0.1%)
    2,624              Catellus Development Corp.*.........         50,906
    1,180              Forest City Enterprise, Inc.
                         (Class A) ........................         40,592
      696              Getty Realty Corp. .................         13,294
      769              Jones Lang LaSalle, Inc.* ..........         15,488
      627              LNR Property Corp. .................         20,534
      756              Newhall Land & Farming Co.
                         L.P. (The) .......................         21,659
    1,955              St. Joe Co. (The) ..................         55,718
      745              Trammell Crow Co.* .................          8,493
      881              W.P. Carey & Co., LLC ..............         20,615
                                                              ------------
                                                                   247,299
                                                              ------------
                       Real Estate Investment Trusts (1.6%)
      122              Alexander's, Inc.* .................          8,491
      423              Alexandria Real Estate
                         Equities, Inc. ...................         18,252
    2,075              AMB Property Corp. .................         61,316
      446              Amli Residential Properties
                         Trust ............................         10,169
    1,897              Annaly Mortgage Management
                         Inc. .............................         37,447
    1,809              Apartment Investment &
                         Management Co. (Class A)..........         81,333
    3,838              Archstone-Smith Trust ..............         97,485
    1,701              Arden Realty, Inc. .................         44,192
    1,802              Avalonbay Communities, Inc..........         81,000
      535              Bedford Property Investors,
                         Inc. .............................         13,637
    2,323              Boston Properties, Inc. ............         86,648
      905              Brandywine Realty Trust ............         20,815
    1,207              BRE Properties, Inc. (Class A)......         38,624



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued



    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
        743            Burnham Pacific Properties,
                         Inc.* ............................   $      1,092
      1,061            Camden Property Trust ..............         39,257
        727            Capital Automotive REIT ............         16,401
      1,743            CarrAmerica Realty Corp. ...........         47,933
        683            CBL & Associates Properties,
                         Inc. .............................         25,073
        538            CenterPoint Properties Corp.........         31,430
        778            Chateau Communities, Inc. ..........         22,056
        846            Chelsea Property Group, Inc.........         28,612
        546            Colonial Properties Trust ..........         19,629
        895            Commercial Net Lease Realty.........         14,490
        964            Cornerstone Realty Income
                         Trust, Inc. ......................         10,469
         21            Corrections Corporation of
                         America* .........................            263
      1,309            Cousins Properties, Inc. ...........         31,351
      2,652            Crescent Real Estate Equities
                         Co. ..............................         45,402
      1,492            Developers Diversified Realty
                         Corp. ............................         34,316
      3,174            Duke Realty Corp. ..................         81,731
        528            EastGroup Properties, Inc. .........         13,337
        611            Entertainment Properties
                         Trust ............................         14,114
        951            Equity Inns, Inc. ..................          6,705
      9,090            Equity Office Properties Trust......        239,794
      5,988            Equity Residential .................        160,179
        509            Essex Property Trust, Inc. .........         25,959
      1,077            Federal Realty Investment
                         Trust ............................         29,402
      1,444            FelCor Lodging Trust, Inc. .........         21,732
      1,041            First Industrial Realty Trust,
                         Inc. .............................         33,676
        610            Gables Residential Trust ...........         17,757
      1,397            General Growth Properties,
                         Inc. .............................         67,727
        574            Glenborough Realty Trust Inc........         11,514
        749            Glimcher Realty Trust ..............         14,216
        619            Great Lakes REIT, Inc. .............         10,492
      1,349            Health Care Property
                         Investors, Inc. ..................         59,100
        755            Health Care REIT, Inc. .............         22,273
      1,100            Healthcare Realty Trust, Inc. ......         34,650
      1,409            Highwoods Properties, Inc. .........         37,550




    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      580              Home Properties of New York,
                         Inc. ...............................   $     20,886
    1,517              Hospitality Properties Trust .......         51,002
    6,112              Host Marriott Corp. ................         68,760
    3,328              HRPT Properties Trust ..............         27,523
    1,044              Innkeepers USA Trust ...............          8,874
    1,044              IRT Property Co. ...................         12,883
    2,112              iStar Financial Inc. ...............         62,410
      593              JDN Realty Corp. ...................          7,146
      722              Kilroy Realty Corp. ................         17,523
    2,581              Kimco Realty Corp. .................         82,953
      620              Koger Equity, Inc. .................         11,055
      476              LaSalle Hotel Properties ...........          6,735
      564              Lexington Corporate
                         Properties Trust .................          9,069
    1,778              Liberty Property Trust .............         57,163
      933              Macerich Co. (The) .................         27,897
    1,526              Mack-Cali Realty Corp. .............         47,749
      553              Manufactured Home
                         Communities, Inc. ................         18,691
      440              Mid-America Apartment
                         Communities, Inc. ................         11,330
      631              Mills Corp. ........................         18,615
      533              National Health Investors, Inc.               8,022
    1,262              Nationwide Health Properties,
                         Inc. .............................         23,322
    2,355              New Plan Excel Realty Trust ........         46,087
      874              Pan Pacific Retail Properties,
                         Inc. .............................         30,197
      297              Parkway Properties, Inc. ...........         10,454
      498              Pennsylvania Real Estate
                         Investment Trust .................         12,799
    4,027              Plum Creek Timber Co., Inc. ........        114,770
    1,062              Post Properties, Inc. ..............         31,287
      976              Prentiss Properties Trust ..........         27,699
      609              Prime Group Realty Trust ...........          3,471
    3,881              ProLogis Trust .....................         98,966
      629              PS Business Parks, Inc.
                         (Class A) ........................         22,141
    2,527              Public Storage, Inc. ...............         95,394
      771              Realty Income Corp. ................         26,060
    1,211              Reckson Associates Realty
                         Corp. ............................         27,683
    1,519              Regency Center Corp. ...............         47,849
      836              RFS Hotel Investors, Inc. ..........         10,300



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
    1,843              Rouse Co. (The) ...................   $    58,055
      592              Saul Centers, Inc. ................        14,001
    1,389              Senior Housing Properties
                         Trust ...........................        17,349
      812              Shurgard Storage Centers,
                         Inc. (Class A) ..................        28,420
    4,035              Simon Property Group, Inc. ........       145,220
      668              SL Green Realty Corp. .............        21,543
      317              Sovran Self Storage, Inc. .........        10,413
      721              Summit Properties Inc. ............        15,465
      457              Sun Communities, Inc. .............        17,462
    1,271              Taubman Centers, Inc. .............        18,836
      708              Thornburg Mortgage, Inc. ..........        14,592
      539              Town & Country Trust ..............        12,052
    2,704              United Dominion Realty Trust,
                         Inc. ............................        43,805
    1,797              Ventas, Inc. ......................        23,361
    2,326              Vornado Realty Trust ..............       101,297
      975              Washington Real Estate
                         Investment Trust ................        25,545
    1,260              Weingarten Realty Investors .......        46,746
                                                             -----------
                                                               3,688,018
                                                             -----------
                       Recreational Products (0.4%)
    1,275              Acclaim Entertainment, Inc.*.......         2,741
      485              Action Performance
                         Companies, Inc.* ................        13,483
    1,290              Activision, Inc.* .................        37,049
      556              Arctic Cat, Inc. ..................         8,245
    2,085              Brunswick Corp. ...................        47,705
    1,989              Callaway Golf Co. .................        31,287
    6,356              Eastman Kodak Co. .................       195,638
    3,008              Electronic Arts Inc.* .............       181,021
    4,210              Hasbro, Inc. ......................        51,573
      537              Infogrames, Inc.* .................         1,691
    1,965              International Game
                         Technology* .....................       114,461
      466              JAKKS Pacific, Inc.* ..............         5,382
      779              Marvel Enterprises, Inc.* .........         3,988
    9,514              Mattel, Inc. ......................       178,958
      986              Midway Games, Inc.* ...............         4,536
      735              Monaco Coach Corp.* ...............        13,230
      546              Polaris Industries Inc. ...........        37,133
    1,061              Scientific Games Corp.
                         (Class A)* ......................         8,011
      640              Sturm, Ruger & Co., Inc. ..........         8,384




    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      859              Take-Two Interactive Software,
                         Inc.* ...........................   $    17,816
      712              Thor Industries, Inc. .............        21,510
      834              THQ, Inc.* ........................        20,750
    1,114              Topps Co., Inc. (The)* ............        10,015
      396              Winnebago Industries, Inc. ........        14,078
                                                             -----------
                                                               1,028,685
                                                             -----------
                       Regional Banks (2.5%)
      538              1st Source Corp. ..................        11,099
      306              Alabama National
                         BanCorporation ..................        13,051
      675              Amcore Financial, Inc. ............        15,653
    7,886              AmSouth Bancorporation ............       176,016
    1,776              Associated Banc-Corp. .............        62,870
      196              BancFirst Corp. ...................         9,016
    1,934              BancorpSouth, Inc. ................        38,487
    2,167              Bank of Hawaii Corp. ..............        60,741
    3,608              Banknorth Group, Inc. .............        91,788
    1,250              BOK Financial Corp.* ..............        39,200
      254              Capital City Bank Group, Inc.......         8,273
      428              Cathay Bancorp, Inc. ..............        15,648
      648              Chemical Financial Corp. ..........        20,354
      761              Chittenden Corp. ..................        22,145
    1,071              Citizens Banking Corp. ............        30,052
      436              City Holding Co.* .................        10,856
    1,165              City National Corp. ...............        60,405
    2,899              Colonial BancGroup, Inc.
                         (The) ...........................        41,717
    1,572              Commerce Bancorp, Inc. ............        72,658
    1,608              Commerce Bancshares, Inc. .........        65,687
      375              Community Bank System,
                         Inc. ............................        11,400
    1,076              Community First Bankshares,
                         Inc. ............................        27,309
      271              Community Trust Bancorp,
                         Inc. ............................         6,873
    2,783              Compass Bancshares, Inc. ..........        89,585
      362              Corus Bankshares, Inc. ............        16,782
      189              CPB, Inc. .........................         6,494
    1,221              Cullen/Frost Bankers, Inc. ........        44,689
      613              CVB Financial Corp. ...............        11,800
      603              East West Bancorp, Inc. ...........        20,858
      284              F & M Bancorp .....................         8,844
    1,105              F.N.B Corp. .......................        32,697
   12,842              Fifth Third Bancorp ...............       848,471



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
        696            First Bancorp ......................   $    25,613
        482            First Busey Corp. ..................        10,310
        819            First Charter Corp. ................        13,718
        303            First Citizens BancShares, Inc.
                         (Class A) ........................        31,291
      1,523            First Commonwealth Financial
                         Corp. ............................        19,281
      1,105            First Financial Bancorp ............        20,829
        361            First Financial Bankshares,
                         Inc. .............................        13,754
        163            First Financial Corp. ..............         7,498
        433            First Merchants Corp. ..............        10,177
      1,159            First Midwest Bancorp, Inc. ........        33,020
        350            First Republic Bank* ...............         7,875
      2,765            First Tennessee National
                         Corp. ............................       103,494
      1,127            First Virginia Banks, Inc. .........        63,292
      2,089            FirstMerit Corp. ...................        49,969
        720            Flagstar Bancorp ...................        14,602
        461            Frontier Financial Corp. ...........        11,654
      2,640            Fulton Financial Corp. .............        50,239
        274            GBC Bancorp ........................         5,850
        399            Gold Banc Corp., Inc. ..............         3,866
      1,132            Greater Bay Bancorp ................        27,462
        239            Hancock Holding Co. ................        16,133
        578            Harleysville National Corp. ........        14,895
      3,861            Hibernia Corp. (Class A) ...........        80,232
      1,098            Hudson United Bancorp ..............        30,964
        341            Independent Bank Corp. -
                         Massachusetts ....................         7,076
        292            Independent Bank Corp. -
                         Michigan .........................         9,026
        394            Integra Bank Corp. .................         8,376
        778            International Bancshares
                         Corp. ............................        30,739
      2,023            M&T Bank Corp. .....................       169,123
      4,628            Marshall & Ilsley Corp. ............       139,257
      1,737            Mercantile Bankshares Corp..........        68,073
        630            Mid-State Bancshares ...............        11,145
        382            Midwest Banc Holdings, Inc. ........         6,356
        223            Mississippi Valley Bancshares,
                         Inc. .............................        11,382
      4,499            National Commerce Financial
                         Corp. ............................       115,849




    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      467              National Penn Bancshares,
                         Inc. .............................   $    12,002
      578              NBT Bancorp, Inc. ..................         9,971
    3,574              North Fork Bancorporation,
                         Inc. .............................       145,140
    4,835              Northern Trust Corp. ...............       192,578
    1,450              Old National Bancorp ...............        37,686
      459              Oriental Financial Group, Inc.......        11,062
      896              Pacific Capital Bancorp ............        22,382
      367              Park National Corp. ................        35,507
      671              Provident Bankshares Corp. .........        15,748
    1,169              Provident Financial Group,
                         Inc. .............................        30,745
    5,002              Regions Financial Corp. ............       176,220
    1,422              Republic Bancorp Inc. ..............        19,154
      735              Riggs National Corp. ...............         9,562
      705              S & T Bancorp, Inc. ................        17,914
      372              Sandy Spring Bancorp, Inc. .........        10,955
    1,044              Santander BanCorp. .................        18,477
      576              Seacoast Financial Services
                         Corp. ............................        12,021
    1,098              Silicon Valley Bancshares* .........        23,750
    1,963              Sky Financial Group, Inc. ..........        40,242
      982              South Financial Group, Inc.
                         (The) ............................        20,153
    1,219              Sterling Bancshares, Inc. ..........        16,554
      458              Sterling Financial Corp. ...........        11,629
    1,071              Susquehanna Bancshares,
                         Inc. .............................        22,611
    6,440              Synovus Financial Corp. ............       154,560
    1,821              TCF Financial Corp. ................        86,425
      627              Texas Regional Bancshares,
                         Inc. (Class A) ...................        20,691
      448              Trust Co. Of New Jersey
                         (The) ............................        11,209
    1,933              Trustco Bank Corp. of New
                         York .............................        24,085
    1,510              Trustmark Corp. ....................        38,747
   41,689              U.S. Bancorp .......................       891,728
      487              UCBH Holdings, Inc. ................        20,030
      572              UMB Financial Corp. ................        24,510
    4,420              Union Planters Corp. ...............       135,429
    1,120              United Bankshares, Inc. ............        33,051
      487              United National Bancorp ............        10,237
      437              USB Holding Co., Inc. ..............         7,648



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      2,387            Valley National Bancorp .............   $     65,762
        376            WesBanco, Inc. ......................          8,531
        822            Westamerica Bancorporation...........         32,107
      1,030            Whitney Holding Corp. ...............         32,661
      1,552            Wilmington Trust Corp. ..............         46,855
      2,001            Zions Bancorporation ................        101,071
                                                               ------------
                                                                  5,891,338
                                                               ------------
                       Restaurants (0.8%)
        785            AFC Enterprises, Inc.* ..............         21,313
      1,320            Applebee's International, Inc........         29,977
        942            Bob Evans Farms, Inc. ...............         25,764
      2,311            Brinker International, Inc.* ........         75,339
      1,323            CBRL Group, Inc. ....................         39,584
        720            CEC Entertainment, Inc.* ............         27,144
      1,152            Cheesecake Factory, Inc.
                         (The)* ............................         41,748
      1,343            CKE Restaurants, Inc.* ..............          8,622
      4,173            Darden Restaurants, Inc. ............         96,897
        520            IHOP Corp.* .........................         14,248
      1,003            Jack in the Box Inc.* ...............         27,783
        558            Landry's Restaurants, Inc. ..........         12,025
        572            Lone Star Steakhouse &
                         Saloon, Inc. ......................         12,098
     27,739            McDonald's Corp. ....................        686,540
        442            O'Charley's, Inc.* ..................          9,525
      1,858            Outback Steakhouse, Inc.* ...........         59,345
        570            P.F. Chang's China Bistro,
                         Inc.* .............................         17,795
        587            Papa John's International,
                         Inc.* .............................         18,532
        630            RARE Hospitality International,
                         Inc.* .............................         16,468
      1,670            Ruby Tuesday, Inc. ..................         32,231
      1,087            Ryan's Family Steak Houses,
                         Inc.* .............................         13,588
        948            Sonic Corp.* ........................         26,620
      8,419            Starbucks Corp.* ....................        165,265
        742            The Steak n Shake Co.* ..............          9,646
        583            Triarc Co., Inc.* ...................         14,470
      2,485            Wendy's International, Inc. .........         91,423
      6,465            Yum! Brands, Inc.* ..................        199,769
                                                               ------------
                                                                  1,793,759
                                                               ------------



    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
                       Savings Banks (1.0%)
       572             Anchor Bancorp Wisconsin,
                         Inc. ..............................   $     12,401
     2,193             Astoria Financial Corp. .............         73,794
     1,428             Bay View Capital Corp.* .............          7,883
     1,393             Brookline Bancorp, Inc. .............         15,713
     1,771             Capitol Federal Financial ...........         46,772
     4,901             Charter One Financial, Inc. .........        166,242
     1,102             Commercial Federal Corp. ............         28,928
       241             Commonwealth Bancorp, Inc............          7,616
       658             Dime Community Bancshares............         16,937
       738             Downey Financial Corp. ..............         31,417
       476             First Federal Capital Corp. .........          9,668
       346             First Financial Holdings, Inc. ......         10,529
       294             First Indiana Corp. .................          5,433
       610             First Niagara Financial Group,
                         Inc. ..............................         17,080
       742             First Sentinel Bancorp, Inc. ........         10,091
       446             Firstfed Financial Corp.* ...........         12,033
     2,966             Golden State Bancorp Inc. ...........         98,471
     3,377             Golden West Financial Corp. .........        222,038
     2,182             GreenPoint Financial Corp. ..........        105,391
       760             Harbor Florida Bancshares,
                         Inc. ..............................         17,518
     4,920             Hudson City Bancorp, Inc. ...........         90,626
       393             Hudson River Bancorp, Inc. ..........         10,273
     1,398             Independence Community
                         Bank Corp. ........................         42,485
       590             MAF Bancorp, Inc. ...................         20,532
       634             Net.B@nk, Inc.* .....................          5,763
     2,431             New York Community
                         Bancorp, Inc. .....................         70,013
     1,139             Northwest Bancorp, Inc. .............         13,873
       349             OceanFirst Financial Corp. ..........          7,266
     1,756             Ocwen Financial Corp.* ..............          7,463
       402             Pacific Northwest Bancorp ...........         11,043
     1,460             People's Bank .......................         37,084
       342             PFF Bancorp, Inc. ...................         11,850
     2,090             Roslyn Bancorp, Inc. ................         45,148
     6,024             Sovereign Bancorp, Inc. .............         87,288
     1,500             Staten Island Bancorp, Inc. .........         29,580
       927             United Community Financial
                         Corp. .............................          7,833
     1,608             W. Holding Co., Inc. ................         29,587
     1,508             Washington Federal, Inc. ............         38,002



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      21,246           Washington Mutual, Inc. ............   $    794,813
         931           Waypoint Financial Corp. ...........         16,711
       1,171           Webster Financial Corp. ............         43,315
         836           Westcorp ...........................         16,561
                                                              ------------
                                                                 2,353,064
                                                              ------------
                       Semiconductors (2.5%)
         653           Actel Corp.* .......................          9,547
       8,396           Advanced Micro Devices,
                         Inc.* ............................         67,420
      18,622           Agere Systems, Inc.
                         (Class A)* .......................         35,382
       1,066           Alliance Semiconductor
                         Corp.* ...........................          5,565
       8,379           Altera Corp.* ......................         99,124
         780           ANADIGICS, Inc.* ...................          2,028
       7,959           Analog Devices, Inc.* ..............        191,812
       7,335           Applied Micro Circuits Corp.*.......         33,814
      11,325           Atmel Corp.* .......................         35,561
       5,857           Broadcom Corp. (Class A)* ..........        109,877
       2,105           Cirrus Logic, Inc.* ................         12,504
       6,031           Conexant Systems, Inc.* ............         12,243
       2,859           Cypress Semiconductor
                         Corp.* ...........................         32,821
         693           DSP Group, Inc.* ...................         11,649
         977           ESS Technology, Inc.* ..............         12,701
         976           Exar Corp.* ........................         16,270
       2,371           Fairchild Semiconductor Corp.
                         (Class A)* .......................         42,275
       3,639           GlobespanVirata, Inc.* .............         12,882
       1,706           Integrated Circuit Systems,
                         Inc.* ............................         29,974
       2,608           Integrated Device Technology,
                         Inc.* ............................         33,382
     145,804           Intel Corp. ........................      2,739,657
       1,528           International Rectifier Corp.*......         35,236
       2,871           Intersil Corp. (Class A)* ..........         62,559
       2,795           Lattice Semiconductor
                         Corp.* ...........................         18,170
       6,922           Linear Technology Corp. ............        187,448
       8,821           LSI Logic Corp.* ...................         68,804
       7,042           Maxim Integrated Products,
                         Inc.* ............................        247,738
       2,246           Micrel, Inc.* ......................         25,762
       4,350           Microchip Technology Inc.* .........         95,787
      13,118           Micron Technology, Inc.* ...........        255,670



    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
        730            Microsemi Corp.* ...................   $      3,979
      3,908            National Semiconductor
                         Corp.* ...........................         70,774
      3,413            NVIDIA Corp.* ......................         37,782
      1,332            Oak Technology, Inc.* ..............          5,128
      4,535            ON Semiconductor Corp.* ............          7,573
        448            Pericom Semiconductor
                         Corp.* ...........................          4,207
      1,071            Pixelworks, Inc.* ..................          6,405
        670            Power Integrations, Inc.* ..........          9,983
      1,689            Semtech Corp.* .....................         33,206
      1,390            Silicon Image, Inc.* ...............          7,784
      1,158            Silicon Laboratories Inc.* .........         31,857
      2,385            Silicon Storage Technology,
                         Inc.* ............................         12,736
        783            Siliconix, Inc.* ...................         18,487
      3,262            Skyworks Solutions, Inc.* ..........          9,460
        416            Standard Microsystems
                         Corp.* ...........................          7,829
     37,823            Texas Instruments, Inc. ............        875,602
      3,487            Transmeta Corp.* ...................          3,696
      3,152            TriQuint Semiconductor, Inc.*.......         20,866
      4,734            Vitesse Semiconductor
                         Corp.* ...........................         11,456
      7,317            Xilinx, Inc.* ......................        140,413
        496            Zoran Corp.* .......................          7,073
                                                              ------------
                                                                 5,869,958
                                                              ------------
                       Services to the Health
                         Industry (0.3%)
        713            Accredo Health, Inc.* ..............         34,011
      2,030            AdvancePCS* ........................         45,513
        831            Cerner Corp.* ......................         36,065
      1,564            Covance, Inc.* .....................         26,494
      1,026            Dendrite International, Inc.* ......          5,520
        343            DVI, Inc.* .........................          5,118
      5,514            Healthsouth Corp.* .................         56,519
        768            IDX Systems Corp.* .................          8,844
      6,296            IMS Health Inc. ....................         99,603
      3,109            Laboratory Corp. of America
                         Holdings* ........................        106,639
        941            MedQuist Inc.* .....................         25,303
      2,220            Omnicare, Inc. .....................         47,730
        594            PAREXEL International Corp.*........          7,045
        937            Per-Se Technologies, Inc.* .........          7,543



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
    1,368              Pharmaceutical Product
                         Development, Inc.* ...............   $     31,530
    2,115              Quest Diagnostics Inc.* ............        127,725
    2,843              Quintiles Transnational
                         Corp.* ...........................         28,231
      804              Stericycle, Inc.* ..................         26,540
      500              TriZetto Group, Inc. (The)* ........          2,825
    7,397              WebMD Corp.* .......................         36,985
                                                              ------------
                                                                   765,783
                                                              ------------
                       Specialty Insurance (0.4%)
    2,311              Ambac Financial Group, Inc. ........        145,662
    1,118              CNA Surety Corp. ...................         15,820
    2,310              Fidelity National Financial,
                         Inc. .............................         68,353
    1,710              First American Corp. ...............         32,576
      453              LandAmerica Financial Group,
                         Inc. .............................         14,519
      220              Markel Corp.* ......................         44,550
    3,221              MBIA, Inc. .........................        159,729
    2,305              MGIC Investment Corp. ..............        145,215
    2,166              PMI Group, Inc. (The) ..............         76,936
      430              Proassurance Corp.* ................          7,332
    2,064              Radian Group, Inc. .................         94,531
      588              Stewart Information Services
                         Corp.* ...........................         10,672
      325              Triad Guaranty, Inc.* ..............         14,375
                                                              ------------
                                                                   830,270
                                                              ------------
                       Specialty Stores (0.6%)
    7,012              AutoNation, Inc.* ..................         94,592
    2,300              AutoZone, Inc.* ....................        169,625
    1,592              Barnes & Noble, Inc.* ..............         34,292
    6,366              Bed Bath & Beyond Inc.* ............        197,346
    1,937              Borders Group, Inc.* ...............         34,285
      433              Central Garden & Pet Co.* ..........          6,495
    1,159              Claire's Stores, Inc. ..............         20,862
      565              Cost Plus, Inc.* ...................         13,780
      719              CSK Auto Corp.* ....................          8,844
      495              Group 1 Automotive, Inc.* ..........         13,197
      530              Guitar Center, Inc.* ...............          9,514
      540              Haverty Furniture Companies,
                         Inc. .............................          7,101
      443              Jo-Ann Stores, Inc. (Class A)*......         11,483
    1,067              Linens 'N Things, Inc.* ............         25,981



    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
    1,560              Michaels Stores, Inc.* .............   $     57,767
    1,249              O'Reilly Automotive, Inc.* .........         35,197
    6,724              Office Depot, Inc.* ................         87,278
    2,704              Officemax, Inc.* ...................         12,574
    1,380              Pep Boys-Manny Moe & Jack...........         18,685
    2,667              PETsMART, Inc.* ....................         38,511
    2,220              Pier 1 Imports, Inc. ...............         38,406
    1,112              Regis Corp. ........................         28,223
      674              Rent-A-Center, Inc.* ...............         36,066
      673              Sonic Automotive, Inc.* ............         13,447
   10,196              Staples, Inc.* .....................        170,171
    3,444              Tiffany & Co. ......................         84,860
    4,822              Toys 'R' Us, Inc.* .................         65,001
      838              Tuesday Morning Corp.* .............         12,721
      900              United Auto Group, Inc.* ...........         14,175
      492              Whitehall Jewellers, Inc.* .........          5,373
    2,710              Williams-Sonoma, Inc.* .............         61,653
      829              Zale Corp.* ........................         24,953
                                                              ------------
                                                                 1,452,458
                                                              ------------
                       Specialty Telecommunications (0.2%)
    2,971              Allegiance Telecom, Inc.* ..........          3,654
    4,415              American Tower Corp.
                         (Class A)* .......................          9,890
    3,442              CenturyTel, Inc. ...................         91,557
    6,965              Citizens Communications
                         Co.* .............................         38,168
      579              Commonwealth Telephone
                         Enterprises, Inc.* ...............         22,402
    5,237              Crown Castle International
                         Corp.* ...........................         12,045
      252              Focal Communications Corp.
                         (Warrants) (due 12/14/07)*                      0
    1,386              General Communication, Inc.
                         (Class A)* .......................          5,364
      723              IDT Corp.* .........................         13,086
    9,684              Level 3 Communications,
                         Inc.* ............................         68,369
    3,657              PanAmSat Corp.* ....................         83,014
   36,569              Qwest Communications
                         International, Inc.* .............         46,808
    2,888              Touch America Holdings, Inc.*                 2,830
    1,756                West Corp.* ......................         31,608
                                                              ------------
                                                                   428,795
                                                              ------------



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
                       Steel (0.1%)
      2,560            AK Steel Holding Corp.* ............   $     24,013
      1,908            Allegheny Technologies Inc. ........         18,260
        600            Carpenter Technology Corp. .........         13,848
        624            Lone Star Technologies, Inc.*.......          9,934
      1,702            Nucor Corp. ........................         95,023
        346            Quanex Corp. .......................         12,179
        759            Reliance Steel & Aluminum
                         Co. ..............................         18,823
      1,144            Steel Dynamics, Inc.* ..............         19,471
      2,317            United States Steel Corp.* .........         38,578
      2,248            Worthington Industries, Inc. .......         39,452
                                                              ------------
                                                                   289,581
                                                              ------------
                       Telecommunication Equipment (0.7%)
     19,078            ADC Telecommunications,
                         Inc.* ............................         34,340
      1,035            Adtran, Inc.* ......................         19,406
      2,126            Advanced Fibre
                         Communications, Inc.* ............         36,631
      2,167            Andrew Corp.* ......................         24,379
        986            Arris Group, Inc.* .................          4,033
        842            Centillium Communications,
                         Inc.* ............................          3,545
     10,521            CIENA Corp.* .......................         42,400
      1,331            CommScope, Inc.* ...................          9,983
      4,418            Comverse Technology, Inc.* .........         35,167
     22,704            Corning Inc.* ......................         36,326
      1,607            Harris Corp. .......................         51,601
        654            Inter-Tel, Inc. ....................         13,656
      1,394            InterDigital Communications
                         Corp.* ...........................          9,995
     74,724            Lucent Technologies Inc.* ..........        130,767
      1,047            Microtune, Inc.* ...................          4,041
     49,520            Motorola, Inc. .....................        574,432
      1,102            Plantronics, Inc.* .................         20,211
      2,301            Polycom, Inc.* .....................         26,346
      1,680            Powerwave Technologies,
                         Inc.* ............................         10,315
      1,277            Proxim Corp. (Class A)* ............          3,435
     16,785            QUALCOMM Inc.* .....................        461,252
      1,143            REMEC, Inc.* .......................          5,189
      3,981            RF Micro Devices, Inc.* ............         26,513
      1,005            Somera Communications,
                         Inc.* ............................          3,025
      5,238            Sonus Networks, Inc.* ..............          6,128




    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
     7,306             Sycamore Networks, Inc.* ...........   $     20,457
     1,602             Tekelec* ...........................         10,797
     9,989             Tellabs, Inc.* .....................         57,237
       638             Trimble Navigation Ltd.* ...........          8,351
                                                              ------------
                                                                 1,689,958
                                                              ------------
                       Textiles (0.0%)
       809             Albany International Corp.
                         (Class A) ........................         18,769
     1,413             Unifi, Inc.* .......................         11,233
       786             Wellman, Inc. ......................         11,201
                                                              ------------
                                                                    41,203
                                                              ------------
                       Tobacco (1.0%)
    46,658             Philip Morris Companies, Inc. ......      2,148,601
     2,003             R. J. Reynolds Tobacco
                         Holdings, Inc. ...................        109,424
       353             Schweitzer-Mauduit
                         International, Inc. ..............          7,837
       627             Universal Corp. ....................         21,932
     3,683             UST, Inc. ..........................        108,391
       714             Vector Group Ltd. ..................         10,646
                                                              ------------
                                                                 2,406,831
                                                              ------------
                       Tools/Hardware (0.1%)
     1,898             Black & Decker Corp. (The) .........         86,359
       602             Briggs & Stratton Corp. ............         20,841
     1,376             Snap-On, Inc. ......................         37,386
     2,084             Stanley Works (The) ................         75,212
       332             Toro Co. (The) .....................         16,600
                                                              ------------
                                                                   236,398
                                                              ------------
                       Trucking (0.1%)
       580             Arkansas Best Corp.* ...............         12,476
     1,161             CNF Inc. ...........................         36,955
       613             Forward Air Corp.* .................         13,308
     1,277             Heartland Express, Inc.* ...........         25,489
       959             Hunt (J.B.) Transport
                         Services, Inc.* ..................         25,241
       892             Knight Transportation, Inc.* .......         15,788
       192             Landstar System, Inc.* .............         19,164
       450             Roadway Corp. ......................         13,212
     2,025             Swift Transportation Co.,
                         Inc.* ............................         36,754
       715             USFreightways Corp. ................         23,352



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued


    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
    1,713              Werner Enterprises, Inc. ............   $     32,975
      625              Yellow Corp.* .......................         15,625
                                                               ------------
                                                                    270,339
                                                               ------------
                       Trucks/Construction/Farm
                         Machinery (0.4%)
    1,867              AGCO Corp.* .........................         33,475
      422              Astec Industries, Inc.* .............          5,545
    7,499              Caterpillar, Inc. ...................        335,205
      981              Cummins Inc. ........................         31,686
    5,184              Deere & Co. .........................        217,832
      371              Gardner Denver Inc.* ................          6,882
    1,056              JLG Industries, Inc. ................          9,504
      577              Manitowoc Co., Inc. .................         18,810
      169              NACCO Industries, Inc.
                         (Class A) .........................          7,935
    1,424              Navistar International Corp.*........         36,725
      454              OshKosh Truck Corp. .................         24,947
    2,526              PACCAR, Inc. ........................         96,872
      727              Stewart & Stevenson
                         Services, Inc. ....................         10,273
      656              Terex Corp.* ........................         12,812
      996              Trinity Industries, Inc. ............         18,057
                                                               ------------
                                                                    866,560
                                                               ------------
                       Water Utilities (0.1%)
      450              American States Water Co. ...........          9,900
    2,181              American Water Works Co.,
                         Inc. ..............................         95,201
      341              California Water Service
                         Group .............................          8,269
    1,768              Philadelphia Suburban Corp. .........         35,006
                                                               ------------
                                                                    148,376
                                                               ------------
                       Wholesale Distributors (0.2%)
      616              Applied Industries
                         Technologies, Inc. ................          9,764
    1,409              Fisher Scientific International,
                         Inc.* .............................         38,395
    3,800              Genuine Parts Co. ...................        116,698
    2,042              Grainger (W.W.), Inc. ...............        100,140
      695              Handleman Co.* ......................          9,000
      438              Hughes Supply, Inc. .................         15,891
      481              Imagistics International, Inc.*......          8,182
      867              MSC Industrial Direct Co., Inc.
                         (Class A)* ........................         14,054




    NUMBER OF
     SHARES                                                          VALUE
--------------------------------------------------------------------------------
      428              School Specialty, Inc.* .............   $     10,054
      670              SCP Pool Corp.* .....................         16,650
      542              TBC Corp.* ..........................          7,593
      452              TIMCO Aviation Services, Inc.
                         (Warrants) (due 2/28/07)*..........              0
      891              United Stationers, Inc.* ............         22,801
                                                               ------------
                                                                    369,222
                                                               ------------
                       Wireless Telecommunications (0.3%)
   59,016              AT&T Wireless Services Inc.*.........        276,785
   17,771              Nextel Communications, Inc.
                         (Class A)* ........................        101,828
    4,267              Nextel Partners, Inc.
                         (Class A)* ........................         16,684
    1,437              Price Communications
                         Corp.* ............................         20,147
   21,644              Sprint Corp. (PCS Group)* ...........         88,740
    1,431              Telephone & Data Systems,
                         Inc. ..............................         81,495
    1,442              Triton PCS Holdings, Inc.
                         (Class A)* ........................          3,028
    2,101              United States Cellular Corp.*........         54,836
                                                               ------------
                                                                    643,543
                                                               ------------
                       Total Common Stocks and
                        Warrants
                       (Cost $285,153,306)..................    224,747,047
                                                               ------------



  PRINCIPAL
  AMOUNT IN
  THOUSANDS
  ----------
                        Short-Term Investment (4.9%)
                        Repurchase Agreement

$  11,693               Joint repurchase agreement
                          account 1.84% due
                          08/01/02 (dated
                          07/31/02; proceeds
                          $11,693,598) (a)
                          (Cost $11,693,000) .................     11,693,000
                                                                  -----------

Total Investments
(Cost $296,846,306) (b) ........................  100.0 %       236,440,047

Liabilities in Excess of Other
Assets .........................................   (0.0)            (64,604)
                                                  ------        -----------
Net Assets .....................................  100.0 %      $236,375,443
                                                  ======        ===========



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 continued





---------------------------
*       Non-income producing security.
** A portion of this security is segregated in connection with open futures contracts.
(a)     Collateralized by federal agency and U.S.Treasury obligations.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $27,115,157 and the aggregate gross unrealized depreciation is $87,521,416, resulting in net unrealized depreciation of $60,406,259.




Futures Contracts Open at July 31, 2002:




                           DESCRIPTION,      UNDERLYING
   NUMBER                    DELIVERY           FACE          UNREALIZED
     OF         LONG/         MONTH,           AMOUNT        APPRECIATION/
 CONTRACTS      SHORT        AND YEAR         AT VALUE       DEPRECIATION
-----------    -------    --------------   -------------    --------------

      5         LONG      Russell
                          2000 Index
                          September
                          2002             $  981,625       $(422,665)

     48         LONG      S&P 500
                          Index
                          September
                          2002             10,938,000       1,378,525
                                                            ---------
                          Net unrealized appreciation.     $  955,860
                                                            =========



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
July 31, 2002



Assets:
Investments in securities, at value
  (cost $296,846,306) .........................   $236,440,047
Receivable for:
   Shares of beneficial interest sold .........        301,407
   Dividends ..................................        226,054
   Variation margin ...........................         49,875
Prepaid expenses and other assets .............         48,905
                                                  -------------
   Total Assets ...............................    237,066,288
                                                  -------------
Liabilities:
Payable for:
   Shares of beneficial interest
     redeemed .................................        319,501
   Distribution fee ...........................        203,164
   Investment management fee ..................         47,585
Accrued expenses and other payables ...........        120,595
                                                  -------------
   Total Liabilities ..........................        690,845
                                                  -------------
   Net Assets .................................   $236,375,443
                                                  =============

Composition of Net Assets:
Paid-in-capital ...............................   $345,552,608
Net unrealized depreciation ...................    (59,450,399)
Accumulated undistributed net
  investment income ...........................         85,835
Accumulated net realized loss .................    (49,812,601)
                                                  -------------
   Net Assets .................................   $236,375,443
                                                  =============

Class A Shares:
Net Assets ....................................   $ 13,410,148
Shares Outstanding (unlimited
  authorized, $.01 par value)..................      1,784,017
   Net Asset Value Per Share ..................   $       7.52
                                                  =============
   Maximum Offering Price Per Share,
     (net asset value plus 5.54% of net
        asset value) ..........................   $       7.94
                                                  =============

Class B Shares:
Net Assets ....................................   $191,842,787
Shares Outstanding (unlimited
  authorized, $.01 par value)..................     26,086,646
   Net Asset Value Per Share ..................   $       7.35
                                                  =============

Class C Shares:
Net Assets ....................................   $ 24,616,530
Shares Outstanding (unlimited
  authorized, $.01 par value)..................      3,344,711
   Net Asset Value Per Share ..................   $       7.36
                                                  =============

Class D Shares:
Net Assets ....................................   $  6,505,978
Shares Outstanding (unlimited
  authorized, $.01 par value)..................        859,566
   Net Asset Value Per Share ..................   $       7.57
                                                  =============




Statement of Operations
For the year ended July 31, 2002



Net Investment Loss:
Income
Dividends .................................   $  4,155,711
Interest ..................................        153,027
                                              ------------
   Total Income ...........................      4,308,738
                                              ------------

Expenses
Distribution fee (Class A shares) .........         38,168
Distribution fee (Class B shares) .........      2,505,607
Distribution fee (Class C shares) .........        284,723
Investment management fee .................      1,213,474
Transfer agent fees and expenses ..........        469,173
Shareholder reports and notices ...........        111,200
Registration fees .........................         64,535
Professional fees .........................         48,409
Custodian fees ............................         47,679
Trustees' fees and expenses ...............         12,277
Other .....................................         12,956
                                              ------------
   Total Expenses .........................      4,808,201
Less: amounts waived/reimbursed ...........       (462,862)
                                              ------------
   Net Expenses ...........................      4,345,339
                                              ------------
   Net Investment Loss ....................        (36,601)
                                              ------------

Net Realized and Unrealized Gain (Loss):
Net realized gain/loss on:
   Investments ............................    (37,641,634)
   Futures contracts ......................        188,656
                                              ------------
   Net Realized Loss ......................    (37,452,978)
                                              ------------
Net change in unrealized
  appreciation/depreciation on:
   Investments ............................    (39,859,759)
   Futures contracts ......................        980,677
                                              ------------
   Net Depreciation .......................    (38,879,082)
                                              ------------
   Net Loss ...............................    (76,332,060)
                                              ------------

Net Decrease ..............................   $(76,368,661)
                                              =============



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
FINANCIAL STATEMENTS continued



Statement of Changes in Net Assets


                                                                               FOR THE YEAR       FOR THE YEAR
                                                                                  ENDED               ENDED
                                                                              JULY 31, 2002       JULY 31, 2001
                                                                            -----------------   ----------------
Decrease in Net Assets:
Operations:
Net investment loss .....................................................    $      (36,601)     $    (603,949)
Net realized loss .......................................................       (37,452,978)       (12,531,249)
Net change in unrealized depreciation ...................................       (38,879,082)       (55,137,124)
                                                                             --------------      -------------
  Net Decrease ..........................................................       (76,368,661)       (68,272,322)


Net decrease from transactions in shares of beneficial interest .........       (37,628,403)        (8,678,477)
                                                                             --------------      -------------
  Net Decrease ..........................................................      (113,997,064)       (76,950,799)


Net Assets:
Beginning of period .....................................................       350,372,507        427,323,306
                                                                             --------------      -------------


End of Period
(Including accumulated undistributed net investment income of
$85,835 and $38,254, respectively).......................................    $  236,375,443      $ 350,372,507
                                                                             ==============      =============



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
NOTES TO FINANCIAL STATEMENTS o JULY 31, 2002



1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Total Market Index Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide investment results that, before expenses, correspond to the total return of the Wilshire 5000 Equity Index (the "Index"). The Fund seeks to achieve its objective by investing at least 80% of its total assets in stocks included in the Index. The Fund was organized as a Massachusetts business trust on March 11, 1999 and commenced operations on September 28, 1999.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors, Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Total Market Index Fund
NOTES TO FINANCIAL STATEMENTS o JULY 31, 2002 continued


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the respective life of the securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net

Morgan Stanley Total Market Index Fund
NOTES TO FINANCIAL STATEMENTS o JULY 31, 2002 continued



investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

The Investment Manager has agreed to assume all operating expenses (except for distribution fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $15,022,804 at July 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.92%, respectively.

Morgan Stanley Total Market Index Fund
NOTES TO FINANCIAL STATEMENTS o JULY 31, 2002 continued



The Distributor has informed the Fund that for the year ended July 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of approximately $927,436 and $4,696, respectively and received approximately $50,755 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2002 aggregated $11,339,708 and $52,635,398, respectively. Included in the aforementioned are sales of common stock of Morgan Stanley, an affiliate of the Investment Manager and Distributor, of $207,706, including realized losses of $170,534.

Morgan Stanley Trust, an affiliate of Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $4,400.


5. FEDERAL INCOME TAX STATUS

At July 31, 2002, the Fund had a net capital loss carryover of approximately $20,357,000 of which $1,011,000 will be available through July 31, 2009 and $19,346,000 will be available through July 31, 2010 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $28,461,000 during fiscal 2002.

As of July 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and the mark-to-market of open futures contracts and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $128,187, accumulated net realized loss was credited $44,005 and accumulated undistributed net investment income was credited $84,182.

Morgan Stanley Total Market Index Fund
NOTES TO FINANCIAL STATEMENTS o JULY 31, 2002 continued



6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                              FOR THE YEAR                     FOR THE YEAR
                                                 ENDED                            ENDED
                                             JULY 31, 2002                    JULY 31, 2001
                                    -------------------------------- --------------------------------
                                         SHARES          AMOUNT            SHARES          AMOUNT
                                    --------------- ----------------  --------------- ----------------
CLASS A SHARES
Sold ..............................     1,400,205    $  12,155,699          801,122    $   8,681,248
Redeemed ..........................    (1,335,569)     (11,750,374)      (1,093,142)     (11,593,743)
                                       ----------    -------------       ----------    -------------
Net increase (decrease) - Class A .        64,636          405,325         (292,020)      (2,912,495)
                                       ----------    -------------       ----------    -------------
CLASS B SHARES ....................
Sold ..............................     5,417,710       47,102,683        6,138,193       64,500,651
Redeemed ..........................    (9,739,403)     (82,932,081)      (7,284,441)     (73,669,516)
                                       ----------    -------------       ----------    -------------
Net decrease - Class B ............    (4,321,693)     (35,829,398)      (1,146,248)      (9,168,865)
                                       ----------    -------------       ----------    -------------
CLASS C SHARES ....................
Sold ..............................       679,015        5,812,524          741,962        7,858,880
Redeemed ..........................    (1,058,178)      (9,052,752)        (899,580)      (9,224,226)
                                       ----------    -------------       ----------    -------------
Net decrease - Class C ............      (379,163)      (3,240,228)        (157,618)      (1,365,346)
                                       ----------    -------------       ----------    -------------
CLASS D SHARES ....................
Sold ..............................       852,696        7,775,092          529,669        5,714,591
Redeemed ..........................      (745,496)      (6,739,194)         (95,359)        (946,362)
                                       ----------    -------------       ----------    -------------
Net increase - Class D ............       107,200        1,035,898          434,310        4,768,229
                                       ----------    -------------       ----------    -------------
Net decrease in Fund ..............    (4,529,020)   $ (37,628,403)      (1,161,576)   $  (8,678,477)
                                       ==========    =============       ===========   =============


7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures contracts ("futures contracts").

Futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities or currencies. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At July 31, 2002, the Fund had open futures contracts.

Morgan Stanley Total Market Index Fund
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                                                  FOR THE PERIOD
                                                             FOR THE YEAR      FOR THE YEAR     SEPTEMBER 28, 1999*
                                                                ENDED             ENDED               THROUGH
                                                            JULY 31, 2002     JULY 31, 2001        JULY 31, 2000
                                                           ---------------   ---------------   --------------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ...................     $    9.70          $  11.38           $    10.00
                                                             ---------         ---------           ----------
Income (loss) from investment operations:
 Net investment income[+/+] ............................          0.06              0.06                 0.06
 Net realized and unrealized gain (loss) ...............          2.24)            (1.74)                1.34
                                                             ----------        ----------          ----------
Total income (loss) from investment operations .........         (2.18)            (1.68)                1.40
                                                             ----------        ----------          ----------
Less distributions from net realized gains .............             -                 -                (0.02)
                                                             ----------        ----------          ----------
Net asset value, end of period .........................     $    7.52         $    9.70           $    11.38
                                                             ==========        ==========          ==========
Total Return+ ..........................................        (22.47)%          (14.76)%              13.99%(1)

Ratios to Average Net Assets (3)(4):
Expenses ...............................................          0.75%             0.71%                0.75%(2)
Net investment income ..................................          0.67%             0.58%                0.58%(2)

Supplemental Data:
Net assets, end of period, in thousands ................      $ 13,410         $  16,678           $   22,895
Portfolio turnover rate ................................             4%                7%                   2%(1)


------------
*     Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:



                              EXPENSE     NET INVESTMENT
                               RATIO       INCOME RATIO
PERIOD ENDED:                ---------   ---------------
   July 31, 2002 .........      0.90%          0.52%
   July 31, 2001 .........      0.81%          0.48%
   July 31, 2000 .........      0.90%          0.43%




                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
FINANCIAL HIGHLIGHTS continued




                                                                                                      FOR THE PERIOD
                                                              FOR THE YEAR        FOR THE YEAR      SEPTEMBER 28, 1999*
                                                                 ENDED               ENDED                THROUGH
                                                             JULY 31, 2002       JULY 31, 2001         JULY 31, 2000
                                                           -----------------   -----------------   --------------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...................      $  9.56             $  11.31             $   10.00
                                                              -------             --------             ---------
Income (loss) from investment operations:
 Net investment loss.[+/+] .............................        (0.01)               (0.02)                (0.02)
 Net realized and unrealized gain (loss) ...............        (2.20)               (1.73)                 1.35
                                                              ---------           ---------            ----------
Total income (loss) from investment operations .........        (2.21)               (1.75)                 1.33
                                                              ---------           ---------            ----------
Less distributions from net realized gains .............            -                    -                 (0.02)
                                                              ---------           ---------            ----------
Net asset value, end of period .........................      $  7.35             $   9.56             $   11.31
                                                              =========           ==========           ==========
Total Return+ ..........................................       (23.12)%             (15.47)%               13.29%(1)

Ratios to Average Net Assets (3)(4):
Expenses ...............................................         1.50%                1.50%                 1.50%(2)
Net investment loss ....................................        (0.08)%              (0.21)%               (0.17)%(2)

Supplemental Data:
Net assets, end of period, in thousands ................    $ 191,843            $ 290,758             $ 356,899
Portfolio turnover rate ................................            4%                   7%                    2%(1)


------------
*     Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:



                              EXPENSE     NET INVESTMENT
                               RATIO        LOSS RATIO
PERIOD ENDED:                ---------   ---------------
   July 31, 2002 .........      1.65%         (0.23%)
   July 31, 2001 .........      1.60%         (0.31%)
   July 31, 2000 .........      1.65%         (0.32%)




                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
FINANCIAL HIGHLIGHTS continued



                                                                                                    FOR THE PERIOD
                                                             FOR THE YEAR       FOR THE YEAR      SEPTEMBER 28, 1999*
                                                                ENDED              ENDED                THROUGH
                                                            JULY 31, 2002      JULY 31, 2001         JULY 31, 2000
                                                           ---------------   -----------------   --------------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...................     $   9.56           $  11.31             $   10.00
                                                             ---------          --------             ---------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................         0.00              (0.02)                (0.02)
 Net realized and unrealized gain (loss) ...............        (2.20)             (1.73)                 1.35
                                                             ----------         ---------            ----------
Total income (loss) from investment operations .........        (2.20)             (1.75)                 1.33
                                                             ----------         ---------            ----------
Less distributions from net realized gains .............            -                  -                 (0.02)
                                                             ----------         ---------            ----------
Net asset value, end of period .........................     $   7.36           $   9.56             $   11.31
                                                             ==========         =========            ==========
Total Return+ ..........................................       (23.01)%           (15.47)%               13.29%(1)

Ratios to Average Net Assets (3)(4):
Expenses ...............................................         1.42%              1.50%                 1.50%(2)
Net investment loss ....................................         0.00%             (0.21)%               (0.17)%(2)

Supplemental Data:
Net assets, end of period, in thousands ................    $  24,616           $ 35,607             $  43,901
Portfolio turnover rate ................................            4%                 7%                    2%(1)


------------
*     Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:



                             EXPENSE     NET INVESTMENT
                               RATIO        LOSS RATIO
PERIOD ENDED:                ---------   ---------------
   July 31, 2002 .........      1.57%         (0.15%)
   July 31, 2001 .........      1.60%         (0.31%)
   July 31, 2000 .........      1.65%         (0.32%)





                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
FINANCIAL HIGHLIGHTS continued



                                                                                                  FOR THE PERIOD
                                                             FOR THE YEAR      FOR THE YEAR     SEPTEMBER 28, 1999*
                                                                ENDED             ENDED               THROUGH
                                                            JULY 31, 2002     JULY 31, 2001        JULY 31, 2000
                                                           ---------------   ---------------   --------------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ...................     $   9.74          $  11.41            $    10.00
                                                             ---------         ---------           ----------
Income (loss) from investment operations:
 Net investment income[+/+] ............................         0.08              0.08                  0.08
 Net realized and unrealized gain (loss) ...............        (2.25)            (1.75)                 1.35
                                                             ----------        ----------          ----------
Total income (loss) from investment operations .........        (2.17)            (1.67)                 1.43
                                                             ----------        ----------          ----------
Less distributions from net realized gains .............            -                 -                 (0.02)
                                                             ----------        ----------          ----------
Net asset value, end of period .........................     $   7.57          $   9.74            $    11.41
                                                             ==========        ==========          ==========
Total Return+ ..........................................       (22.28)%          (14.64)%               14.30%(1)

Ratios to Average Net Assets (3)(4):
Expenses ...............................................         0.50%             0.50%                 0.50%(2)
Net investment income ..................................         0.92%             0.79%                 0.83%(2)

Supplemental Data:
Net assets, end of period, in thousands ................     $  6,506        $    7,329            $    3,628
Portfolio turnover rate ................................            4%                7%                    2%(1)


------------
*     Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:



                              EXPENSE     NET INVESTMENT
                               RATIO       INCOME RATIO
PERIOD ENDED:                ---------   ---------------
   July 31, 2002 .........      0.65%          0.77%
   July 31, 2001 .........      0.60%          0.69%
   July 31, 2000 .........      0.65%          0.68%





                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
INDEPENDENT AUDITORS' REPORT




To the Shareholders and Board of Trustees of Morgan Stanley Total Market Index Fund:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Total Market Index Fund (the "Fund"), including the portfolio of investments, as of July 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Total Market Index Fund as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
September 12, 2002

                     MORGAN STANLEY TOTAL MARKET INDEX FUND

                            PART C OTHER INFORMATION

Item 23.       Exhibits:
               ---------

1.(a) Declaration of Trust of the Registrant, dated March 11, 1999, is incorporated by reference to the Initial Registration Statement on Form N-1A, filed on March 12, 1999.

1.(b) Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on October 12, 2001.

2. Amended and Restated By-Laws of the Registrant, dated September 24, 2002, filed herein.

3.             None

4. Form of Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., is incorporated by reference to Exhibit 4 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

5.(a) Form of Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., is incorporated by reference to
               Exhibit 5(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

5.(b) Form of Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., is incorporated by reference to Exhibit 5(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

6.             None

7.(a) Form of Custodian Agreement between the Registrant and the Bank of New York, is incorporated by reference to Exhibit 7 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

7.(b) Amendment to the Custody Agreement, dated June 15, 2001, is incorporated by reference to Exhibit 7(b) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on October 12, 2001.

7.(c) Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on October 12, 2001.

8.(a) Form of Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 29, 2000.

8.(b) Form of Amended and Restated Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 8(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

9.(a)          Opinion of Barry Fink, Esq., is incorporated by reference to
               Exhibit 9(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

9.(b) Opinion of Lane Altman & Owens LLP, is incorporated by reference to Exhibit 9(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

10.            Consent of Independent Auditors, filed herein.

11.            None

12.            Not applicable.

13. Form of Plan of Distribution pursuant to Rule 12b-1 between Registrant and Morgan Stanley Distributors Inc., is incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

14. Form of Multiple Class Plan pursuant to Rule 18f-3 dated August 15, 2000, is incorporated by reference to Exhibit 14 of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on October 12, 2001.

15.            Not applicable.

16(a). Code of Ethics of Morgan Stanley Investment Management Inc., filed herein.

16(b).         Code of Ethics of the Morgan Stanley Funds, filed herein.

Other Powers of Attorney, is incorporated by reference to Exhibit (Other) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999 and Post-Effective Amendment No.1to the Registration Statement on Form N-1A, filed on September 29, 2000.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

         None

ITEM 25. INDEMNIFICATION.

         Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

         Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

         The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

         THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA  19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL  60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

                                      OTHER SUBSTANTIAL BUSINESS, PROFESSION,
NAME AND POSITION WITH                VOCATION OR EMPLOYMENT, INCLUDING NAME,
MORGAN STANLEY INVESTMENT ADVISORS    PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------    ------------------------------------------
Mitchell M. Merin                     President and Chief Operating Officer of
President, Chief Executive            Morgan Stanley Investment Management;
Officer and Director                  Chairman, Chief Executive Officer and
                                      Director of Morgan Stanley Distributors
                                      and Morgan Stanley Trust; President, Chief
                                      Executive Officer and Director of Morgan
                                      Stanley Services; President and Chief
                                      Executive Officer of the Morgan Stanley
                                      Funds; Executive Vice President and
                                      Director of Morgan Stanley DW; Director
                                      of Morgan Stanley Investment Management
                                      Inc.; Member of the Executive Committee
                                      of Morgan Stanley Investments LP;
                                      Director of various Morgan Stanley
                                      subsidiaries; Trustee of various Van
                                      Kampen investment companies.

Barry Fink                            Managing Director and General Counsel of
Managing Director,                    Morgan Stanley Investment Management;
Secretary and Director                Managing Director, Secretary, General
                                      Counsel and Director of Morgan Stanley
                                      Services; Vice President and Secretary of
                                      Morgan Stanley Distributors; Vice
                                      President, Secretary and General Counsel
                                      of the Morgan Stanley Funds.

A. Thomas Smith III                   Managing Director and General Counsel of
Managing Director and                 Morgan Stanley Services; Vice President
General Counsel                       and Assistant Secretary of the Morgan
                                      Stanley Funds.

Joseph J. McAlinden                   Chief Investment Officer and Managing
Managing Director and                 Director of Morgan Stanley Investment
Chief Investment Officer              Management Inc.; Chief Investment Officer
                                      and Managing Director of Morgan Stanley
                                      Investments LP; Director of Morgan Stanley
                                      Trust.

Barton M. Biggs                       Chairman, Senior Advisor, Managing
Managing Director                     Director and Director of Morgan Stanley
And Senior Advisor                    Investment Management Inc. and Managing
                                      Director of Morgan Stanley Investments LP.

Thomas L. Bennett                     Managing Director and Director of Morgan
Managing Director                     Stanley Investment Management Inc.;
                                      Director of the Universal Institutional
                                      Funds; Managing Director and Executive
                                      Committee member of Morgan Stanley
                                      Investments LP; Chairman of Morgan Stanley
                                      Institutional Fund Trust; Director of
                                      Morgan Stanley Distribution, Inc.

Ronald E. Robison                     Managing Director, Chief Administrative
Managing Director,                    Officer and and Director of Morgan Stanley
Chief Administrative Officer and      Services and Chief Executive Officer and
Director                              Director of Morgan Stanley Trust.

Dominic P. Caldecott                  Managing Director of Morgan Stanley
Managing Director                     Investment Management Inc., Morgan Stanley
                                      Investments LP and Morgan Stanley Dean
                                      Witter Investment Management Ltd.; Vice
                                      President and Investment Manager of Morgan
                                      Stanley & Co. International.

Rajesh K. Gupta                       Managing Director and Chief Administrative
Managing Director and                 Officer- Investments of Morgan Stanley
Chief Administrative Officer-         Investment Management Inc. and Morgan
Investments                           Stanley Investments LP.

John B. Kemp, III                     President of Morgan Stanley Distributors.
Executive Director

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)      Active Assets California Tax-Free Trust
(2)      Active Assets Government Securities Trust
(3)      Active Assets Institutional Money Trust
(4)      Active Assets Money Trust
(5)      Active Assets Tax-Free Trust
(6)      Morgan Stanley 21st Century Trend Fund
(7)      Morgan Stanley Aggressive Equity Fund
(8)      Morgan Stanley All Star Growth Fund
(9)      Morgan Stanley American Opportunities Fund
(10)     Morgan Stanley Balanced Growth Fund
(11)     Morgan Stanley Balanced Income Fund
(12)     Morgan Stanley Biotechnology Fund
(13)     Morgan Stanley California Tax-Free Daily Income Trust
(14)     Morgan Stanley California Tax-Free Income Fund
(15)     Morgan Stanley Capital Opportunities Trust
(16)     Morgan Stanley Convertible Securities Trust
(17)     Morgan Stanley Developing Growth Securities Trust
(18)     Morgan Stanley Diversified Income Trust
(19)     Morgan Stanley Dividend Growth Securities Inc.
(20)     Morgan Stanley Equity Fund
(21)     Morgan Stanley European Growth Fund Inc.
(22)     Morgan Stanley Federal Securities Trust
(23)     Morgan Stanley Financial Services Trust
(24)     Morgan Stanley Fund of Funds
(25)     Morgan Stanley Global Advantage Fund
(26)     Morgan Stanley Global Dividend Growth Securities
(27)     Morgan Stanley Global Utilities Fund
(28)     Morgan Stanley Growth Fund
(29)     Morgan Stanley Hawaii Municipal Trust
(30)     Morgan Stanley Health Sciences Trust
(31)     Morgan Stanley High Yield Securities Inc.
(32)     Morgan Stanley Income Builder Fund
(33)     Morgan Stanley Information Fund
(34)     Morgan Stanley Intermediate Income Securities
(35)     Morgan Stanley International Fund
(36)     Morgan Stanley International SmallCap Fund
(37)     Morgan Stanley International Value Equity Fund
(38)     Morgan Stanley Japan Fund
(39)     Morgan Stanley KLD Social Index Fund
(40)     Morgan Stanley Latin American Growth Fund
(41)     Morgan Stanley Limited Duration Fund
(42)     Morgan Stanley Limited Duration U.S. Treasury Trust
(43)     Morgan Stanley Limited Term Municipal Trust
(44)     Morgan Stanley Liquid Asset Fund Inc.
(45)     Morgan Stanley Market Leader Trust
(46)     Morgan Stanley Mid-Cap Value Fund
(47)     Morgan Stanley Multi-State Municipal Series Trust
(48)     Morgan Stanley Nasdaq-100 Index Fund

(49)     Morgan Stanley Natural Resource Development Securities Inc.
(50)     Morgan Stanley New Discoveries Fund
(51)     Morgan Stanley New York Municipal Money Market Trust
(52)     Morgan Stanley New York Tax-Free Income Fund
(53)     Morgan Stanley Next Generation Trust
(54)     Morgan Stanley North American Government Income Trust
(55)     Morgan Stanley Pacific Growth Fund Inc.
(56)     Morgan Stanley Prime Income Trust
(57)     Morgan Stanley Real Estate Fund
(58)     Morgan Stanley S&P 500 Index Fund
(59)     Morgan Stanley Small-Mid Special Value Fund
(60)     Morgan Stanley Special Growth Fund
(61)     Morgan Stanley Special Value Fund
(62)     Morgan Stanley Strategist Fund
(63)     Morgan Stanley Tax-Exempt Securities Trust
(64)     Morgan Stanley Tax-Free Daily Income Trust
(65)     Morgan Stanley Tax-Managed Growth Fund
(66)     Morgan Stanley Technology Fund
(67)     Morgan Stanley Total Market Index Fund
(68)     Morgan Stanley Total Return Trust
(69)     Morgan Stanley U.S. Government Money Market Trust
(70)     Morgan Stanley U.S. Government Securities Trust
(71)     Morgan Stanley Utilities Fund
(72)     Morgan Stanley Value-Added Market Series
(73)     Morgan Stanley Value Fund
(74)     Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

NAME                    POSITIONS AND OFFICE WITH MORGAN STANLEY DISTRIBUTORS
----                    -----------------------------------------------------

James F. Higgins        Director

Philip J. Purcell       Director

John Schaeffer          Director

Charles Vadala          Senior Vice President and Financial Principal.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

         Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of September, 2002.

                                          MORGAN STANLEY TOTAL MARKET INDEX FUND

                                          By: /s/ Barry Fink
                                              ----------------------------------
                                                  Barry Fink
                                                  Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.3 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                               Title                 Date
         ----------                               -----                 ----

(1) Principal Executive Officer       Chief Executive Officer and
                                      President

By: /s/ Mitchell M. Merin                                              9/30/02
    ------------------------------
        Mitchell M. Merin

(2) Principal Financial Officer       Chief Financial Officer


By: /s/ Francis Smith                                                  9/30/02
    ------------------------------
        Francis Smith

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By: /s/ Barry Fink                                                     9/30/02
    ------------------------------
        Barry Fink
        Attorney-in-Fact

    Michael Bozic       Manuel H. Johnson
    Edwin J. Garn       Michael E. Nugent
    Wayne E. Hedien

By: /s/ David M. Butowsky                                              9/30/02
    ------------------------------
        David M. Butowsky
        Attorney-in-Fact

                     MORGAN STANLEY TOTAL MARKET INDEX FUND

                                  EXHIBIT INDEX

2.            Amended and Restated By-Laws of the Registrant

10.           Consent of Independent Auditors

16 (a).       Code of Ethics of Morgan Stanley Investment Management Inc.

16 (b).       Code of Ethics of the Morgan Stanley Funds